UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-09813

Scout Funds

(Exact name of registrant as specified in charter)

928 Grand Boulevard

Kansas City, MO 64106

(Address of principal executive offices)

Scout Investments, Inc.

928 Grand Boulevard

Kansas City, MO 64106

(Name and address of agent for service)

Registrant's telephone number, including area code: (877) 726-8842

Date of fiscal year end: June 30

Date of reporting period: June 30, 2012

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Annual Report
June 30, 2012

Global & International Funds
International Fund (UMBWX)
International Discovery Fund (UMBDX)
Global Equity Fund (SCGLX)

Domestic Equity Funds
Stock Fund (UMBSX)
Mid Cap Fund (UMBMX)
Small Cap Fund (UMBHX)

Fixed Income Funds
Unconstrained Bond Fund (SUBFX)
Core Bond Fund (SCCIX & SCCYX)
Core Plus Bond Fund (SCPZX & SCPYX)

Table of Contents

President Letter	1

International Fund	2

International Discovery Fund	7

Global Equity Fund	12

Stock Fund	17

Mid Cap Fund	21

Small Cap Fund	25

Unconstrained Bond Fund	30

Core Bond Fund	35

Core Plus Bond Fund	41

Statements of Assets and Liabilities	48

Statements of Operations	52

Statements of Changes in Net Assets	54

Financial Highlights	57

Notes to Financial Statements	63

Report of Independent Registered Public Accounting Firm	75

Expense Example	76

Other Information	77

Trustees and Officers	78

Glossary of Investment Terms	80

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

SCOUT FUNDS ANNUAL REPORT

President Letter

Dear Shareholders:

I am pleased to present the Scout Funds Annual Report for the twelve months ended June 30, 2012.

The ongoing debt crisis in Europe, a murky outlook for the U.S. economy, slowing economic growth in China, and election-year uncertainty in Washington — all of these and more weighed on investor sentiment during the year, creating highly volatile conditions in domestic and global equity markets. In the fixed income markets, the year was marked by massive flights to safety, rock-bottom interest rates, a declining Treasury yield curve and wider yield spreads.

Despite the challenging market environment, our equity portfolio managers maintained their unwavering commitment to quality stocks. Meanwhile, our fixed income portfolio managers made the most of shifting market conditions, employing our opportunistic fixed income investment approach to our advantage across all funds, including the recently launched Scout Unconstrained Bond Fund.

As the fiscal year came to a close in June, economic and market events at home and abroad had somewhat tempered our projections for the second half of 2012 — without altering our longer-term expectation that U.S. and global markets can provide meaningful wealth-building opportunities for investors. We continue to believe that high-quality companies provide the best offense and defense for equity investors, and that fixed income investing benefits from a principled and nimble approach to the debt markets.

We have positioned the Funds to ride out additional market turbulence that may arise as U.S. elections approach, Congress confronts the so-called “fiscal cliff” of scheduled tax increases and federal budget spending cuts, and major central banks around the globe continue to address decelerating economic growth.

The following pages provide more background on how market conditions affected performance. You will also find holdings and performance of each fund during the 2012 fiscal year.

For more information about the Funds, including up-to-date performance and portfolio reports, please visit scoutfunds.com.

On behalf of everyone at Scout Investments, thank you for your continued support of the Scout Funds.

Andrew J. Iseman

President of the Funds

You should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. To obtain a Prospectus, which contains this and other information about the Funds, call 800.996.2862. Please read the Prospectus carefully before investing.

JUNE 30, 2012	1

International Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout International Fund seeks long-term growth of capital and income by investing in a diversified portfolio of equity securities of established companies either located outside the United States or whose principal business is carried on outside the United States.

Market Review

The 12-months ended June 30, 2012, entailed a series of skirmishes between policymaking and economic facts. Depending upon which force had the upper hand at any given time, equity markets around the world were either victorious or victimized.

In the initial bout, a run on Greek banks and extreme economic problems in Greece led to market retrenchments, as investors worried about what it would cost the European Union (EU) to bail out its smaller member. The second clash, beginning in October, went to policymaking; the European Central Bank (ECB) injected some liquidity into the Continent’s banking system, and markets partially regained lost ground.

Markets pulled back again but staged another advance in round three, between mid-December and early April. During this phase, Spain joined Greece in seeking aid from the EU, but the ECB made two long-term commitments to provide more than one trillion Euros in additional liquidity, and it appeared that inflationary pressures in China were slowing. The fourth and final encounter left world equity markets worse off. The economic data showed that, despite the policymaking efforts, the global situation continued to deteriorate as the economic and fiscal difficulties in Europe persisted coupled with economic growth in China continuing to trend downward.

One result of the collective Eurasian turmoil was lower commodities prices. In the final weeks of the period, falling demand from major commodities consumers, most notably China, pushed prices down.

Portfolio Review

The MSCI Europe, Australasia and Far East (EAFE) Index ended the 12-month period with a loss of 13.83%, as the majority of markets retrenched. The major actors in the EU crisis — Greece, Spain, Italy, France and Germany — posted double-digit declines, and China’s equity market also fell. Cyclical and economically sensitive sectors (e.g., information technology, materials and industrials) fared poorly, while the traditionally defensive health care and consumer staples sectors held their ground.

From a geographic standpoint, our allocations placed a drag on relative performance. We added value by underweighting beleaguered EU countries (e.g., France, Spain and Italy) but forfeited these gains, and more, from underweighting Asia-Pacific countries and the United Kingdom — markets where losses for the period were generally less than average. The Fund’s exposure to emerging markets, led by South Africa, Taiwan and Brazil, provided a positive contribution to relative performance.

From a sector perspective, the largest contributors to results were materials, consumer discretionary and financials stocks. The largest detractors were industrials and health care. In both cases, this was mostly due to stock selection rather than sector weightings.

Key contributors in the materials sector were Svenska Cellulosa, a Swedish paper and forest products company, and Syngenta, a Swiss agriculture company focused on crop protection chemicals and seeds.

Our consumer discretionary selections favored retailers, apparel and the auto industries, where we sought quality companies with global brands. In our experience, such companies tend to hold up well in times of risk aversion and flights to safety. This is what occurred during the period in which we held Inditex S.A., one of the top five contributors to results. Inditex is one of the world’s biggest fashion retailers and generated a double-digit return, while most of Spain’s equity market crumbled. Another top contributor in the consumer discretionary sector was Luxottica Group S.p.A., one of the largest eyeglass retailers in the world.

In the financials sector, the Fund benefited slightly from a relative underweight, but stock selection was the key contributor. We selected banks with global operations, banks in the emerging markets and insurance companies. With the exception of FirstRand, no specific holding in the financials sector was a top contributor to results, but as a group, they fared relatively well.

Looking at individual detractors, Erste Group Bank, NII Holdings Inc. and Siemens AG were the biggest drags on results. Austrian Erste Bank was caught in the widespread fears about the state of banking in EU member countries. NII Holdings, a mobile telecommunications service provider in several countries throughout Latin America, is undergoing pressures on profits as the business adopts new cell phone technology. Siemens is a global electronics and electrical engineering business. Its stock price fell on speculation that orders would decline as Europe’s economy stumbles.

We had no direct exposure to China’s stock market, reflecting our skepticism about the current state of China’s economy. We also redirected assets from Brazil to Colombia and South Africa. In Brazil, a change of political regime is proving less conducive to capital formation. While in Colombia, economic growth is taking hold as memories of its decades-long cocaine war fades. And South Africa is emerging as one of Africa’s most stable economies.

2	SCOUT FUNDS ANNUAL REPORT

Outlook

Our outlook for global markets is only modestly optimistic. Provided the EU is able to make some headway in resolving its banking and sovereign debt issues, we would anticipate better equity market conditions in Europe for the second half of 2012. That said, we do not anticipate a swift evolution of Europe into a common economy, government or culture anytime soon, no matter which policies the EU institutes. It took decades to form the EU because of the innate nationalism of its member countries. The EU will need more time to build a collective identity and infrastructure that facilitate easy flow of capital among member entities.

Regarding China, we believe the government’s relatively recent decisions to lower interest rates and cut bank reserve requirements could trigger an asset bubble. Meanwhile, economic growth will be hampered by lower exports levels since China’s two largest export markets are in recession (Europe) or headed toward sluggish growth (United States).

In light of all this, we will continue to seek individual companies that are uniquely positioned to hold their own under lackluster economic conditions.

James L. Moffett, CFA

Lead Portfolio Manager

Michael P. Fogarty, CFA

Co-Portfolio Manager

Michael D. Stack, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout International Fund, MSCI EAFE Index and Lipper International Large-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The MSCI EAFE Index is an arithmetic, market value-weighted average of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East. The Lipper International Large-Cap Growth Funds Index consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI.

REGION/COUNTRY ALLOCATION (Unaudited)

(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

JUNE 30, 2012	3

COMPARATIVE RATES OF RETURN (Unaudited)

Scout International Fund (UMBWX)
as of June 30, 2012
	1 Year	3 Years	5 Years	10 Years
Scout International Fund	-11.78%	9.72%	-1.67%	7.58%
MSCI EAFE Index*	-13.83%	5.96%	-6.10%	5.14%
Lipper International Large-Cap Growth Funds Index*	-10.93%	8.66%	-3.76%	4.82%

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2011, the gross/net expense ratio for the Fund was 0.99% (as disclosed in the most recent Prospectus) compared to the June 30, 2012 gross/net expense ratio of 0.99%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout International Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to October 31, 2006, the Fund was known as the UMB Scout WorldWide Fund.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout
	International		MSCI EAFE*
Number of Holdings	98		920
Weighted Median Market Cap	$31.3	B	$29.7	B
Weighted Average Market Cap	$42.4	B	$47.4	B
5 Year Historical EPS Growth	6.2%		0.4%
12 Mo Historical P/E (Avg)	13.9		17.2
Price/Book	0.5		0.9
Return on Equity	13.9%		9.6%
Sharpe Ratio (3 Year)†	0.47		0.29
R squared (3 Year)†	0.94		1.00
Standard Deviation (3 Year)†	20.36%		20.44%
Beta (3 Year)†	0.97		1.00
Alpha (3 Year)†	3.81%		—
Turnover Ratio (Trailing 1 Year)	20%		—
Total Assets (in millions)	$7,505.6		—
Inception Date	9/14/93		—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the MSCI EAFE Index.

FUND DIVERSIFICATION (Unaudited)

Scout International Fund (UMBWX)

Based on total investments as of June 30, 2012. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Scout International Fund (UMBWX)

Percent
of Total
Vodafone Group PLC	1.8%
Enbridge, Inc.	1.7%
Inditex S.A.	1.6%
FANUC Corp.	1.5%
Sampo Oyj – A Shares	1.5%
Toronto-Dominion Bank	1.5%
Bayer A.G.	1.5%
Japan Tobacco, Inc.	1.5%
Komatsu Ltd.	1.5%
LVMH Moet Hennessy Louis Vuitton S.A.	1.4%
Top 10 Equity Holdings Total	15.5%

Based on total investments as of June 30, 2012. Subject to change.

PLC — Public Limited Company

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout International Fund (UMBWX)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/07	$37.38	$0.65	$0.41	$44.22
12/31/08	21.79	0.46	0.98	30.07
12/31/09	29.14	0.33	—	37.75
12/31/10	32.38	0.54	—	41.53
12/31/11	27.97	0.42	—	37.54
6/30/12(a)	29.24	0.21	—	39.02

(a)	Six month only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective 12-month or 6-month period ended.

(c) Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

4	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2012

INTERNATIONAL FUND

	Shares	Value
COMMON STOCKS — 93.0%
AUSTRALIA — 3.5%
BHP Billiton Ltd.(a)	1,306,156	$85,291,987
CSL Ltd.(b)	1,978,105	80,235,295
Woodside Petroleum Ltd.(a)	1,877,883	61,181,428
Woolworths Ltd.(b)	1,397,611	38,473,640
		265,182,350
AUSTRIA — 0.6%
Verbund A.G.(b)	1,796,874	41,160,967

BRAZIL — 1.4%
Cia de Bebidas das Americas(a)	1,899,810	72,819,717
Empresa Brasileira de Aeronautica S.A.(a)	1,291,420	34,261,373
		107,081,090
CANADA — 6.0%
Canadian Natural Resources Ltd.(c)	1,823,692	48,966,130
Enbridge, Inc.(c)	3,118,472	124,489,402
Enbridge, Inc.	343,456	13,716,650
Imperial Oil Ltd.(c)	1,526,555	63,687,875
Royal Bank of Canada(c)	1,650,414	84,534,205
Toronto-Dominion Bank(c)	1,440,720	112,707,525
		448,101,787
CHILE — 0.9%
Sociedad Quimica y Minera de Chile S.A.(a)	1,220,123	67,924,247

COLOMBIA — 0.6%
Ecopetrol S.A.(a)	870,526	48,566,646

DENMARK — 0.9%
Novo Nordisk A/S(a)	448,740	65,219,872

FINLAND — 1.5%
Sampo Oyj — A Shares(b)	4,386,354	113,803,183

FRANCE — 5.8%
Air Liquide S.A.(a)	2,871,348	65,294,444
AXA S.A.(a)	4,898,756	65,300,417
Cie Generale d’Optique Essilor International S.A.(b)	491,056	45,619,053
Dassault Systemes S.A.(b)	1,110,904	104,227,173
Groupe Danone(b)	785,275	48,802,228
LVMH Moet Hennessy Louis Vuitton S.A.(b)	695,442	105,839,460
		435,082,775
GERMANY — 13.1%
Adidas A.G.(a)	2,609,275	93,568,601
Allianz S.E.(a)	7,519,514	75,119,945
BASF S.E.(a)	1,004,131	69,686,691
Bayer A.G.(a)	1,561,611	111,592,722
Continental A.G.(b)	831,726	69,333,446
Fresenius Medical Care A.G. & Co. KGaA(a)	1,235,440	87,209,710
Henkel A.G. & Co. KGaA(a)	1,306,281	86,240,672
Merck KGaA(b)	613,123	61,230,519
Muenchener Rueckversicherungs A.G.(a)	7,118,196	100,580,109
SAP A.G.(a)	1,455,455	86,395,809
Siemens A.G.(a)	872,163	73,322,743
Volkswagen A.G.(b)	412,797	65,398,705
		979,679,672
GREECE — 0.9%
Coca Cola Hellenic Bottling Co., S.A.*	3,741,541	66,289,008

HONG KONG — 0.7%
CLP Holdings Ltd.(b)	6,245,160	53,076,635

IRELAND — 0.9%
Ryanair Holdings PLC*(a)	2,154,266	65,489,686

ISRAEL — 0.6%
Israel Chemicals Ltd.(a)	4,151,130	44,790,693

ITALY — 2.3%
Luxottica Group S.p.A.(a)	2,374,109	82,927,627
Saipem S.p.A.(b)	1,999,089	89,028,020
		171,955,647
JAPAN — 12.2%
Canon, Inc.(a)	2,047,320	81,769,961
FANUC Corp.(b)	693,278	113,961,820
Honda Motor Co., Ltd.(a)	1,939,971	67,239,395
Japan Tobacco, Inc.(b)	3,704,800	109,757,088
JGC Corp.(b)	2,576,095	74,684,454
Komatsu Ltd.(a)	4,615,717	109,438,650
Kubota Corp.(a)	1,684,619	77,677,782
Kyocera Corp.(a)	708,235	60,483,269
Nidec Corp.(a)	4,071,578	78,133,582
Nitto Denko Corp.(b)	1,741,389	74,609,346
Sysmex Corp	849,260	33,360,560
Terumo Corp.(b)	852,085	35,017,910
		916,133,817
MEXICO — 2.5%
Grupo Financiero Banorte
S.A.B. de C.V. — Class O	5,529,282	28,575,508
Grupo Televisa S.A.(a)	3,931,062	84,439,211
Wal-Mart de Mexico S.A.B. de C.V.(a)	2,725,509	72,607,560
		185,622,279

(Continued on next page)

JUNE 30, 2012	5

SCHEDULE OF INVESTMENTS

June 30, 2012

INTERNATIONAL FUND (Continued)

	Shares	Value
NETHERLANDS — 1.9%
Core Laboratories N.V.	543,456	$62,986,550
Gemalto N.V.(b)	555,718	39,913,591
Koninklijke Ahold N.V.(a)	3,250,508	40,273,794
		143,173,935
SINGAPORE — 1.1%
United Overseas Bank Ltd.(a)	2,872,097	85,645,933

SOUTH AFRICA — 2.6%
FirstRand Ltd.(b)	21,559,575	69,784,881
MTN Group Ltd.(b)	4,459,185	77,218,447
Naspers Ltd.(a)	940,957	49,663,711
		196,667,039
SOUTH KOREA — 1.2%
Hyundai Motor Co.(b)	443,539	91,056,066

SPAIN — 1.6%
Inditex S.A.(b)	1,156,548	119,546,989

SWEDEN — 4.5%
Hennes & Mauritz A.B. — B Shares(b)	2,354,841	84,524,509
Sandvik A.B.(a)	4,853,271	62,364,532
SKF A.B.(a)	3,076,466	60,421,792
Svenska Cellulosa A.B. — B Shares(b)	4,555,553	68,349,002
Telefonaktiebolaget LM Ericsson(a)	6,787,974	61,974,203
		337,634,038
SWITZERLAND — 7.1%
ABB Ltd.*(a)	4,655,277	75,974,121
Adecco S.A.*(a)	1,740,255	38,477,038
Givaudan S.A.*(b)	66,031	64,807,073
Nestle S.A.(a)	1,371,936	81,959,457
Novartis A.G.(a)	762,310	42,613,129
Roche Holding A.G.(b)	492,306	85,037,478
Syngenta A.G.(a)	1,346,539	92,157,129
Zurich Financial Services A.G.*(b)	243,618	55,087,853
		536,113,278
TAIWAN — 2.6%
Far EasTone Telecommunications Co., Ltd.	25,108,000	54,357,959
HON HAI Precision Industry Co., Ltd.(b)	13,311,152	40,246,893
Taiwan Semiconductor Manufacturing Co., Ltd.*(a)	7,311,998	102,075,492
		196,680,344
TURKEY — 0.5%
Turkiye Garanti Bankasi A.S.(b)	10,295,908	40,529,499

UNITED KINGDOM — 12.5%
Barclays PLC(a)	9,052,663	93,242,429
BG Group PLC(a)	4,978,930	102,267,222
British American Tobacco PLC(a)	932,256	95,201,983
Compass Group PLC(b)	3,702,385	38,863,706
HSBC Holdings PLC(a)	2,203,123	97,223,818
Prudential PLC(a)	3,755,103	87,118,390
Reckitt Benckiser Group PLC(b)	1,118,327	59,111,195
Rio Tinto PLC(b)	611,362	29,054,033
Royal Dutch Shell PLC(a)	1,134,656	79,346,494
SABMiller PLC(a)	1,113,952	45,137,335
SABMiller PLC(b)	1,003,050	40,243,432
Standard Chartered PLC(b)	1,694,279	36,804,683
Vodafone Group PLC(a)	4,635,006	130,614,469
		934,229,189
UNITED STATES — 3.0%
Aflac, Inc.	2,337,199	99,541,305
Mettler-Toledo International, Inc.*	589,780	91,917,213
NII Holdings, Inc.*	3,072,956	31,436,340
		222,894,858
TOTAL COMMON STOCKS
(Cost $6,001,986,643) — 93.0%		6,979,331,522

SHORT-TERM INVESTMENTS — 5.9%
MONEY MARKET FUNDS
Federated Treasury Obligations Fund, 0.010%	151,000,000	151,000,000
Fidelity Institutional Government Portfolio, 0.010% .	168,000,000	168,000,000
Fidelity Institutional Treasury Portfolio, 0.010%	127,000,000	127,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $446,000,000) — 5.9%		446,000,000

TOTAL INVESTMENTS
(Cost $6,447,986,643) — 98.9%		7,425,331,522

Other assets less liabilities — 1.1%		80,242,340

TOTAL NET ASSETS — 100.0%
(equivalent to $29.24 per share;
unlimited shares of $1.00 par value
capital shares authorized;
256,688,927 shares outstanding)		$7,505,573,862

PLC — Public Limited Company

*	Non-income producing security.

(a)	ADR — American Depositary Receipt.

(b)	Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 1.(a)).

(c)	Canadian security traded on U.S. stock exchange.

See accompanying Notes to Financial Statements.

6	SCOUT FUNDS ANNUAL REPORT

International Discovery Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout International Discovery Fund seeks long-term growth of capital by investing in equity securities of smaller and mid-sized companies that are either located outside the United States or whose primary business is carried on outside of the United States.

Market Review

A bevy of bad news and weak data points from around the globe, especially Europe, pushed small-cap international stocks into negative territory in August 2011, and kept them there throughout the Fund’s fiscal year ended June 30, 2012.

A run on Greek banks last August and extreme economic problems in Greece led to market retrenchments as investors worried about what it would cost the Eurozone to bail out this peripheral member of the European Union (EU). A short-term liquidity program instituted by the European Central Bank (ECB) in October provided a temporary reprieve for Europe’s banking system, and markets partially regained lost ground.

Markets pulled back again before staging another advance between mid-December and early April. During this phase, the state of affairs in Greece degenerated. Spain, too, found itself in need of aid from the EU. The ECB responded with the Long-Term Refinance Operations (LTROs), two, multi-year commitments to provide more than one trillion Euros in additional liquidity to Continental banks. Reassured by this policy effort, investors ventured back into riskier portions of the market, giving impetus to a sharp, if fleeting, rally. Beginning in April, markets plummeted once more as fresh rounds of data (e.g., lower manufacturing activity; recessions in the EU bloc and the U.K.; and EU unemployment levels at a 15-year high) showed that Europe’s economic and fiscal difficulties were far from cured.

The Americas and Asia played their part in market volatility as well. After announcing job growth in the winter, United States reported slower hiring rates in spring, a decrease in durable goods orders and weaker business activity overall. Economic growth in China fell to 7.6%, its lowest level since the global financial crisis, and Chinese manufacturing contracted for six straight months. Japan’s trade deficit reached a new peak, and a major credit rating agency cut the country’s debt rating for failing to tackle its bloated debt burden. The economies of India and Brazil registered slowdowns too.

The silver lining in all of this was inflation. The economic downdraft caused a broad decline in commodities prices after late February, helping businesses reduce costs and easing inflationary pressures worldwide.

Against this backdrop, the MSCI SMID EAFE (Small/Midcap Europe, Australasia and Far East) Index declined 15.10%.

Portfolio Review – A Cautious Approach to Valuations

We were not optimistic about market conditions and became increasingly skeptical of market rallies stimulated by liquidity injections rather than supportive economic data. We maintained a defensive stance throughout the year, a move that helped the portfolio decline less than the benchmark during market downturns.

From a country weighting perspective, the Fund benefited most from good stock selection in the Netherlands, Germany, France and Italy. The gains from this and other allocations were partially offset by overweighting Canada and Indonesia, underweighting the United Kingdom and by our U.S. stock selections. Parsing the portfolio by economic sector, industrials and information technology were the strongest relative contributors, with energy and telecommunications, the weakest.

Lone Pine Resources and Resource Alam Indonesia account for most of the lagging results in Canada, Indonesia and the energy sector. Lone Pine, a Canadian oil and gas exploration and production company, was affected by an unusually warm winter in North America, which depressed demand for and prices of natural gas. We believe the company is one of the most reasonably priced in the sector, with a well-diversified portfolio of assets and strong management. Therefore, we maintained the positioning. Resource Alam is a fast-growing Indonesian coal-mining company. The company’s revenues dipped because exports of thermal coal to China, for use in power plants and manufacturing, weakened in concert with Chinese manufacturing levels. Resource Alam is well financed with low debt, so we believe it can withstand the loss of revenue and remain profitable.

The Fund’s relative weakness in the telecommunication services sector was attributable to NII Holdings Inc., the international arm of Nextel. Earnings came under pressure as the company worked to adopt new-generation technology.

Rotterdam-based Koninklijke Vopak and Gemalto, NV, a French company incorporated in the Netherlands, were the key elements the portfolio’s relative gains. Koninklijke Vopak, also called Royal Vopak, is the world's largest independent tank terminal operator, with terminals in 31 countries. Koninklijke also specializes in the storage and handling of liquid and gaseous chemical and oil products. Long-term leasing contracts on its storage facilities provide a steady stream of income even when oil and gas prices and production are volatile. Gemalto is a digital security technology company that provides products and services for identity authentication, from smart card readers to security microchips for credit/debit cards as well as SIM cards that enable secure banking and online bill payment from mobile devices. The company commands 70% of global market share in 4G network software.

JUNE 30, 2012	7

Outlook – On the Fence, For Now

In our view, the actions by the EU and the ECB have achieved a measure of progress in resolving Europe’s issues. We also perceive that those efforts have not been sufficient to bring stability to the region, but are encouraged by the ongoing commitment of the major players to find a path to a meaningful and lasting answer. Nonetheless, we remain cautious about Europe’s economy and equity markets. Devising solutions to the Continent’s massive debt burden and looming recession will not be made any easier by slower growth in the United States and the first-tier emerging markets. We are inclined to keep the portfolio defensively positioned for the time being while watching closely for signs of improvement or deterioration in the global picture.

Thank you for your continued investment in the Scout International Discovery Fund.

Michael D. Stack, CFA

Lead Portfolio Manager

Mark G. Weber, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout International Discovery Fund, MSCI EAFE SMID Index and Lipper International Multi-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The MSCI EAFE SMID Index is a free float-adjusted market capitalization index that is designed to measure the equity of the Mid and Small Cap market performance of developed markets, excluding the U.S. & Canada. The Lipper International Multi-Cap Growth Funds Index consists of Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

REGION/COUNTRY ALLOCATION (Unaudited)

(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations:Foreign investments present additional risks due to currency fluctuations, economic and political factors lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small cap and mid cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.

8	SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

Scout International Discovery Fund (UMBDX)

as of June 30, 2012

			Since
	1 Year	3 Years	Inception‡
Scout International Discovery Fund	-12.86%	8.99%	-1.71%
MSCI EAFE SMID Index*	-15.10%	7.77%	-5.18%
Lipper International Multi-Cap Growth Funds Index*	-13.57%	8.60%	-4.94%

‡	Inception – December 31, 2007.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2011, the gross expense ratio for the Fund was 1.74% (as disclosed in the most recent Prospectus) compared to the June 30, 2012 gross expense ratio of 1.86%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout International Discovery Fund. Please see the Prospectus for more information about the fee and which accounts it applies to. The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

The Advisor has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 31, 2012 in order to limit the total annual fund operating expenses, excluding any acquired fund fees/expenses and certain other expenses, to no more than 1.60%. If total annual fund operating expenses would fall below the expense limit, the Advisor may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the previous three fiscal years.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout		MSCI
	Int’l Discovery		EAFE SMID*
Number of Holdings	62		2,753
Weighted Median Market Cap	$2,110	M	$2,986	M
Weighted Average Market Cap	$3,309	M	$3,806	M
5 Year Historical EPS Growth	5.3%		2.8%
12 Mo Historical P/E (Avg)	18.5		21.8
Price/Book	1.8		0.9
Return on Equity	8.8%		6.5%
Sharpe Ratio (3 Year)†	0.48		0.37
R squared (3 Year)†	0.93		1.00
Standard Deviation (3 Year)†	18.37%		20.57%
Beta (3 Year)†	0.86		1.00
Alpha (3 Year)†	2.07%		—
Turnover Ratio (Trailing 1 Year)	40%		—
Total Assets (in millions)	$22.3		—
Inception Date	12/31/07		—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the MSCI EAFE SMID Index.

FUND DIVERSIFICATION (Unaudited)

Scout International Discovery Fund (UMBDX)

Based on total investments as of June 30, 2012. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Scout International Discovery Fund (UMBDX)

Percent
of Total
Wirecard A.G.	3.8%
Gemalto N.V.	3.0%
Kansai Paint Co., Ltd.	2.8%
Koninklijke Vopak N.V.	2.7%
Fuchs Petrolub A.G.	2.4%
St. James’s Place PLC	2.3%
Taiwan Hon Chuan Enterprise Co., Ltd.	2.3%
Rational A.G.	2.3%
Ryanair Holdings PLC	2.3%
Ebara Corp.	2.2%
Top 10 Equity Holdings Total	26.1%

Based on total investments as of June 30, 2012. Subject to change.

PLC — Public Limited Company

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout International Discovery Fund (UMBDX)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/07	$10.00	$—	$—	$10.00
12/31/08	6.39	0.16	—	6.55
12/31/09	8.36	0.05	—	8.57
12/31/10	9.70	0.03	—	9.94
12/31/11	8.42	0.03	—	8.69
6/30/12 (a)	8.86	0.07	—	9.20

(a)	Six month only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective 12-month or 6-month period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

June 30, 2012	9

SCHEDULE OF INVESTMENTS

June 30, 2012

INTERNATIONAL DISCOVERY FUND

	Shares	Value
COMMON STOCKS — 99.1%
AUSTRALIA — 6.6%
Incitec Pivot Ltd.(a)	88,425	$261,237
IOOF Holdings Ltd.(a)	72,085	451,269
Medusa Mining Ltd.(a)	52,828	263,523
Perseus Mining Ltd.*	91,248	236,612
Regis Resources Ltd.*(a)	62,474	251,881
		1,464,522
AUSTRIA — 1.0%
Wienerberger A.G.(a)	24,974	235,180

BRAZIL — 1.0%
Empresa Brasileira de Aeronautica S.A.(b)	8,670	230,015

CANADA — 2.8%
Lone Pine Resources, Inc.*(c)	59,202	162,805
Talisman Energy, Inc.(c)	26,912	308,412
Tourmaline Oil Corp.*	5,572	147,113
		618,330
CHILE — 1.5%
Embotelladora Andina S.A.(b)	10,566	341,282

CZECH REPUBLIC — 1.5%
Philip Morris CR A.S.	613	341,215

FINLAND — 1.1%
Sampo Oyj — A Shares(a)	9,606	249,226

FRANCE — 4.8%
Dassault Systemes S.A.(a)(b)	2,463	231,768
Neopost S.A.(a)	4,325	230,812
SEB S.A.(a)	5,035	312,495
Technip S.A.(b)	11,272	293,636
		1,068,711
GERMANY — 14.0%
Dialog Semiconductor PLC*(a)	12,968	235,413
Fuchs Petrolub A.G.(a)	10,380	531,731
Morphosys A.G.*(a)	12,968	289,443
NORMA Group A.G.(a)	13,928	306,037
Pfeiffer Vacuum Technology A.G.(a)	4,243	433,079
Rational A.G.(a)	2,114	503,890
Wirecard A.G.(a)	43,251	838,655
		3,138,248
INDONESIA — 3.1%
Resource Alam Indonesia Tbk P.T.(a)	784,635	355,161
Tower Bersama Infrastructure Tbk P.T.*(a)	960,493	336,485
		691,646
IRELAND — 2.3%
Ryanair Holdings PLC*(b)	16,560	503,424

ITALY — 1.4%
MARR S.p.A.(a)	33,138	309,376

JAPAN — 18.6%
Aichi Corp.(a)	90,400	405,935
Amada Co., Ltd.(a)	50,000	295,841
Asics Corp.(a)	28,900	366,614
Chiyoda Corp.(a)	37,234	456,203
Ebara Corp.(a)	125,000	484,045
Kansai Paint Co., Ltd.(a)	58,000	621,518
Pigeon Corp.(a)	7,700	337,347
SMC Corp.(a)	2,050	355,424
Sysmex Corp.(a)	9,420	372,541
Toshiba Machine Co., Ltd.(a)	90,100	469,520
		4,164,988
LUXEMBOURG — 1.8%
L’Occitane International S.A.(a)	142,250	394,786

MALAYSIA — 1.4%
Top Glove Corp. Bhd(a)	188,000	309,248

NETHERLANDS — 5.6%
Gemalto N.V.(a)	9,221	662,284
Koninklijke Vopak N.V.(a)	9,287	595,684
		1,257,968
SOUTH KOREA — 1.7%
LG Household & Health Care Ltd.(a)	702	378,742

10	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2012

INTERNATIONAL DISCOVERY FUND (Continued)

	Shares	Value
SWITZERLAND — 10.1%
Acino Holding A.G.*(a)	3,364	$390,451
Lindt & Spruengli A.G.*(a)	10	367,242
Metall Zug A.G.	76	284,815
Micronas Semiconductor Holding A.G.*(a)	24,028	209,740
Partners Group Holding A.G.(a)	1,441	256,285
Tecan Group A.G.*	4,611	318,201
Vetropack Holding A.G.	241	423,270
		2,250,004
TAIWAN — 2.3%
Taiwan Hon Chuan Enterprise Co., Ltd.(a)	228,008	513,613

UNITED KINGDOM — 14.0%
Amlin PLC(a)	83,564	463,894
Domino’s Pizza UK & IRL PLC(a)	48,057	387,498
Informa PLC(a)	78,357	467,545
Intercontinental Hotels Group PLC(b)	18,744	451,731
Mothercare PLC(a)	76,841	239,521
Premier Oil PLC*(a)	54,304	288,517
St. James’s Place PLC(a)	98,932	519,799
Telecity Group PLC*(a)	24,028	302,823
		3,121,328
UNITED STATES — 2.5%
Mettler-Toledo International, Inc.*	1,476	230,034
NII Holdings, Inc.*	13,456	137,655
Power Integrations, Inc.	5,286	197,168
		564,857
TOTAL COMMON STOCKS
(Cost $21,119,225) — 99.1%		22,146,709

TOTAL INVESTMENTS
(Cost $21,119,225) — 99.1%		22,146,709

Other assets less liabilities — 0.9%		197,160

TOTAL NET ASSETS — 100.0%
(equivalent to $8.86 per share;
unlimited shares of $1.00 par value
capital shares authorized;
2,521,499 shares outstanding)		$22,343,869

CR — Czech Republic

IRL — Ireland

PLC — Public Limited Company

UK — United Kingdom

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 1.(a)).

(b)	ADR — American Depositary Receipt.

(c)	Canadian security traded on U.S. stock exchange.

See accompanying Notes to Financial Statements.

June 30, 2012	11

Global Equity Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Global Equity Fund seeks long-term growth of capital by investing in equity securities of companies that are located anywhere in the world, including emerging markets.

Market Review

The behavior of global markets during the 12 months ended June 30, 2012, can be summed up as “risk off, risk on, risk off.”

Global markets plummeted initially due to bad news out of Europe, weak U.S. economic data and inflationary pressures in China. Concerns about Europe centered on fears that Greece would join Portugal and Ireland in requiring financial assistance from the European Union (EU). Investors became more risk averse as questions arose regarding the impact of Greece’s bailout by the EU.

Although global challenges were still front-page fare, the appetite for risk returned in the fall. The European Central Bank (ECB) made the first of several commitments to inject more than 1 trillion of liquidity into Europe’s banking system — a move designed to make it easier for sovereign nations to obtain low-rate loans. The ECB’s actions, combined with signs that the U.S. economic recovery was still in motion and China’s inflationary pressures were abating, sparked a spirited rally in which global markets as a group recouped all of their losses since 2011 July. With risk back in style, lower-quality and more speculative stocks gained the most.

In the spring, it became evident that Europe had averted a crisis without implementing a genuine solution. By March, liquidity problems in Spain’s private banking industry had morphed into a sovereign debt issue, and Italy joined the faltering-economy club. Investors again turned the risk dial to “off,” and the global rally fizzled, leaving markets in negative territory at the close of the reporting period.

Exports to Europe comprise a small part of U.S. gross domestic product (GDP), so economic growth in the United States was largely insulated from the Continental chaos. Nonetheless, the upheaval affected U.S. equity markets, particularly the stocks of U.S.-based companies that derive substantial revenues from Europe. The impact on China, in contrast, was largely economic, because Europe is China’s largest export market. Chinese GDP growth sagged to approximately 8% by spring 2012, well below that nation’s double-digit expansion rate in recent years, creating an additional source of worry for investors.

Portfolio Review

The MSCI World Index retreated 4.98% in the 12-month period, as the vast majority of equity markets in Europe, Asia and the Americas lost ground. Cyclical and economically sensitive sectors (e.g., materials, industrials and energy) detracted most, while more defensive sectors like health care and utilities held their ground, and the information technology sector outpaced all others.

The Fund underperformed the Index as the value added through good top-down decisions was countered by security selection. From a sector standpoint, underweighting the materials and energy sectors, the market’s weakest, and building modest overweightings in health care and information technology, proved to be good moves. Parsing the portfolio by country allocation, the Fund gained an edge over the benchmark from underweighting Japan and Spain, where market results were negative. The Fund maintained a sizable overweighting in U.S. stocks, which were a positive element of the Index.

During the final three months of the reporting period, we became increasingly convinced that, compared to the rest of the world, the United States economy would prove more resilient. Adding to our United States allocation, we assumed a more defensive stance, generally emphasizing large companies and those with little or no exposure to Europe. In the aggregate, U.S. stock selection detracted slightly from results. Nonetheless, all of the top five individual contributors to performance were United States companies.

The largest and second largest individual contributors were consumer electronics company Apple, Inc., and Discover Financial Services. While our belief in Apple’s ability to innovate and create consumer-friendly technology holds, we felt that the stock had become overvalued and too large of an element in the portfolio. To reduce the risk of a downturn in the stock, we trimmed the position. Discover, a direct banking and payment services company, is best known for its Discover credit cards but has expanded its consumer offerings to include home loans, private student loans, personal loans, online savings accounts, certificates of deposit and money market accounts. Its payment businesses consists of domestic and global payments networks used by merchants and an ATM/debit network.

Individual detractors were led by three European stocks: U.K.-based Barclays PLC, French insurance company AXA S.A. and German electronics powerhouse Siemens AG. The uncertainty and elevated levels of risk in Europe caused bond yields to rise, pushing down bond prices, which move in opposition to yields. AXA’s largest asset is a bond portfolio that was hurt by this shift, leading to a decline in the stock price. The position was eliminated. Barclays is a London-based bank with worldwide operations. As a leading lender outside of Europe, Barclays appears well positioned to benefit disproportionately while its Continental competitors focus on resolving solvency and liquidity problems in their home nations. That may yet prove true. However, the stock was dropped from the portfolio after Barclays was named in a U.K. interest-rate manipulation scandal. Munich-based Siemens is a mammoth conglomerate that builds everything from power plants to trains for customers worldwide. The stock price fell on speculation that a faltering European economy will put a damper on new orders for its products.

12	SCOUT FUNDS ANNUAL REPORT

Outlook

The outlook is mixed for global markets through the second half of 2012. We are less than sanguine about the prospects for economies and equity markets in Europe and Japan. Japan is handicapped by an aging population, high debt levels, political chaos, an overbearing bureaucracy and lingering problems in the country’s power and energy infrastructure. As for Europe, we expect that the debt problems there could take several more years to resolve, and the austerity measures being implemented throughout the region do not bode well for economic growth. Further, the European Central Bank is running out of options for injecting liquidity into the Continent’s banking system, and the possibility of sovereign bond defaults will continue to hang over markets there and elsewhere, including the United States. However, we are relatively optimistic about the U.S. economy. Domestic GDP growth and hiring rates slowed in the 2012 second quarter. Yet, accommodative monetary policy, low inflation levels and signs that the U.S. housing market may be stabilizing give us reason to hope that the United States will avoid a return to recession.

We will maintain a defensive stance for now but are prepared to quickly and decisively reposition the portfolio once Europe’s prospects improve.

Thank you for your continued support of the Scout Global Equity Fund.

Gary N. Anderson, CFA

Co-Lead Portfolio Manager

James A. Reed II, JD, CFA

Co-Lead Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Global Equity Fund, MSCI World Index and Lipper Global Multi-Cap Core Funds Index assume dividends were reinvested for the entire period. For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Core Funds Index consists of Funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above the 300% of the dollar-weighted median market capitalization of the S&P Mid Cap 400 Index.

REGION/COUNTRY ALLOCATION (Unaudited)

(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small and mid cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. The Standard & Poor 500® Index (S&P 500®) is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges.

June 30, 2012	13

COMPARATIVE RATES OF RETURN (Unaudited)

Scout Global Equity Fund (SCGLX)

as of June 30, 2012

		Since
	1 Year	Inception‡
Scout Global Equity Fund	-6.46%	-6.46%
MSCI World Index*	-4.98%	-4.98%
Lipper Global Multi-Cap Core Funds Index*	-4.96%	-4.96%

‡	Inception – June 30, 2011.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of October 31, 2011, the gross expense ratio for the Fund was 3.00% (as disclosed in the most recent Prospectus) compared to the June 30, 2012 gross expense ratio of 5.25%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout Global Equity Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

The Advisor has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 31, 2012 in order to limit the total annual fund operating expenses, excluding any acquired fund fees/expenses and certain other expenses, to no more than 1.40%. If total annual fund operating expenses would fall below the expense limit, the Advisor may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the previous three year period.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout		MSCI
	Global Equity		World*
Number of Holdings	138		1,626
Weighted Median Market Cap	$21.6	B	$36.6	B
Weighted Average Market Cap	$51.5	B	$77.3	B
5 Year Historical EPS Growth	10.3%		5.8%
12 Mo Historical P/E (Avg)	15.2		14.2
Price/Book	2.1		1.7
Return on Equity	13.8%		12.0%
Sharpe Ratio (1 Year)†	-0.32		-0.24
R squared (1 Year)†	0.98		1.00
Standard Deviation (1 Year)†	20.03%		20.68%
Beta (1 Year)†	0.96		1.00
Alpha (1 Year)†	-1.78%		—
Turnover Ratio (Trailing 1 Year)	168%		—
Total Assets (in millions)	$5.1		—
Inception Date	6/30/11		—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the MSCI World Index.

FUND DIVERSIFICATION (Unaudited)

Scout Global Equity Fund (SCGLX)

Based on total investments as of June 30, 2012. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Scout Global Equity Fund (SCGLX)

Percent
of Total
iShares S&P 100 Index Fund ETF	3.8%
iShares MSCI ACWI ex U.S. Index Fund ETF	3.7%
Coca-Cola Co.	2.2%
Allergan, Inc.	1.9%
Verizon Communications, Inc.	1.8%
Watson Pharmaceuticals, Inc.	1.8%
Philip Morris International, Inc.	1.7%
Dominion Resources, Inc.	1.7%
Microsoft Corp.	1.7%
Chevron Corp.	1.6%
Top 10 Equity Holdings Total	21.9%

Based on total investments as of June 30, 2012. Subject to change.

ETF — Exchange-Traded Fund

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout Global Equity Fund (SCGLX)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
6/30/11	$10.00	$—	$—	$10.00
12/31/11	8.88	0.01	—	8.89
6/30/12 (a)	9.29	0.05	—	9.35

(a)	Six month only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective 12-month or 6-month period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

14	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2012

GLOBAL EQUITY FUND

	Shares	Value
COMMON STOCKS — 90.4%
AUSTRALIA — 1.1%
BHP Billiton Ltd.(a)	542	$35,393
IOOF Holdings Ltd.(b)	1,458	9,127
Perseus Mining Ltd.*	2,100	5,446
Regis Resources Ltd.*(b)	1,450	5,846
		55,812
BRAZIL — 1.4%
Cia de Bebidas das Americas(a)	1,918	73,517

CANADA — 3.6%
Canadian Pacific Railway Ltd.(c)	432	31,648
Enbridge, Inc.(c)	1,081	43,154
Imperial Oil Ltd.(c)	914	38,132
Lone Pine Resources, Inc.*(c)	1,410	3,877
Royal Bank of Canada(c)	1,117	57,213
Talisman Energy, Inc.(c)	750	8,595
Tourmaline Oil Corp.*	104	2,746
		185,365
CHILE — 0.8%
Embotelladora Andina S.A.(a)	350	11,305
Sociedad Quimica y Minera de Chile S.A.(a)	520	28,948
		40,253
FINLAND — 1.2%
Sampo Oyj — A Shares(b)	2,315	60,062

FRANCE — 3.5%
Cie Generale d’Optique Essilor International S.A.(a)	921	42,817
Dassault Systemes S.A.(b)	638	59,859
LVMH Moet Hennessy Louis Vuitton S.A.(b)	464	70,616
SEB S.A.(b)	105	6,517
		179,809
GERMANY — 3.9%
Adidas A.G.(a)	1,962	70,357
Bayer A.G.(a)	1,095	78,249
Fuchs Petrolub A.G.(b)	235	12,038
Pfeiffer Vacuum Technology A.G.(b)	112	11,432
Rational A.G.(b)	41	9,773
Wirecard A.G.(b)	789	15,299
		197,148
IRELAND — 1.1%
Ryanair Holdings PLC*(a)	1,933	58,763

ITALY — 0.2%
MARR S.p.A.(b)	829	7,740

JAPAN — 3.8%
Amada Co., Ltd.(b)	1,250	7,396
Chiyoda Corp.(b)	625	7,658
FANUC Corp.(a)	1,700	46,580
Honda Motor Co., Ltd.(a)	2,105	72,959
Nitto Denko Corp.(b)	1,175	50,343
Sysmex Corp.(b)	300	11,864
		196,800
LUXEMBOURG — 0.2%
L’Occitane International S.A.(b)	2,750	7,632

MEXICO — 1.3%
Wal-Mart de Mexico S.A.B. de C.V.(a)	2,549	67,905

NETHERLANDS — 1.1%
Core Laboratories N.V.	239	27,700
Gemalto N.V.(b)	140	10,055
Koninklijke Vopak N.V.(b)	259	16,613
		54,368
SINGAPORE — 1.0%
United Overseas Bank Ltd.(a)	1,693	50,485

SWEDEN — 0.7%
Telefonaktiebolaget LM Ericsson(a)	4,130	37,707

SWITZERLAND — 2.3%
Acino Holding A.G.*(b)	88	10,214
Partners Group Holding A.G.(b)	35	6,225
Roche Holding A.G.(a)	860	37,169
SGS S.A.(b)	34	63,749
		117,357
TAIWAN — 1.3%
Taiwan Hon Chuan Enterprise Co., Ltd.(b)	5,000	11,263
Taiwan Semiconductor Manufacturing Co., Ltd.*(a)	4,074	56,873
		68,136
UNITED KINGDOM — 7.3%
Amlin PLC(b)	1,406	7,805
Barclays PLC(a)	5,841	60,162
BG Group PLC(a)	2,024	41,573
British American Tobacco PLC(a)	638	65,153
Informa PLC(b)	1,681	10,030
Mothercare PLC(b)	2,281	7,110
Prudential PLC(a)	2,648	61,434
Standard Chartered PLC(b)	2,778	60,346
Vodafone Group PLC(a)	2,186	61,602
		375,215

(Continued on next page)

June 30, 2012	15

SCHEDULE OF INVESTMENTS

June 30, 2012

GLOBAL EQUITY FUND (Continued)

	Shares	Value
UNITED STATES — 54.6%
ADTRAN, Inc.	549	$16,574
Akorn, Inc.*	935	14,745
Allergan, Inc.	1,000	92,570
Alliant Energy Corp.	700	31,899
American Capital Agency Corp. REIT	1,340	45,037
AMERIGROUP Corp.*	178	11,732
Anadarko Petroleum Corp.	575	38,065
Apple, Inc.*	62	36,208
Arch Capital Group Ltd.*	625	24,806
AutoZone, Inc.*	60	22,030
Boeing Co.	680	50,524
Bruker Corp.*	833	11,087
Buckle, Inc.	258	10,209
Carpenter Technology Corp.	123	5,884
CBS Corp. — Class B	378	12,391
CF Industries Holdings, Inc.	71	13,756
Chart Industries, Inc.*	255	17,534
Chevron Corp.	775	81,762
Coca-Cola Co.	1,390	108,684
Computer Programs & Systems, Inc.	244	13,962
Cracker Barrel Old Country Store, Inc.	213	13,376
Cree, Inc.*	581	14,914
Delek U.S. Holdings, Inc.	605	10,642
DIRECTV — Class A*	1,600	78,112
Discover Financial Services	2,046	70,751
Dollar General Corp.*	900	48,951
Dominion Resources, Inc.	1,600	86,400
E*Trade Financial Corp.*	2,312	18,588
Erickson Air-Crane, Inc.	924	6,357
Expedia, Inc.	162	7,787
Finisar Corp.*	746	11,160
Genesee & Wyoming, Inc. — Class A*	237	12,523
Google, Inc. — Class A*	135	78,309
Hartford Financial Services Group, Inc.	1,300	22,919
Hologic, Inc.*	900	16,236
Hormel Foods Corp.	1,200	36,504
Humana, Inc.	247	19,128
Intel Corp.	2,528	67,371
KeyCorp	7,075	54,760
Kirby Corp.*	223	10,499
Kodiak Oil & Gas Corp.*(c)	3,007	24,687
Kohl’s Corp.	350	15,922
Kraft Foods, Inc. — Class A	2,100	81,102
Lam Research Corp.*	625	23,588
Linear Technology Corp.	675	21,148
LSB Industries, Inc.*	199	6,151
Marsh & McLennan Cos., Inc.	2,093	67,457
Mettler-Toledo International, Inc.*	223	34,755
Microsoft Corp.	2,689	82,257
Mid-America Apartment Communities, Inc. REIT	144	9,827
Monro Muffler Brake, Inc.	320	10,637
Monsanto Co.	835	69,121
Pfizer, Inc.	2,349	54,027
Philip Morris International, Inc.	1,000	87,260
Pioneer Natural Resources Co.	494	43,576
Portfolio Recovery Associates, Inc.*	191	17,431
Power Integrations, Inc.	155	5,782
priceline.com, Inc.*	18	11,961
Questar Corp.	1,825	38,069
Questcor Pharmaceuticals, Inc.*	725	38,599
Royal Gold, Inc.	200	15,680
Salix Pharmaceuticals Ltd.*	245	13,338
Semtech Corp.*	581	14,130
Sotheby’s	269	8,974
Stone Energy Corp.*	227	5,752
Summit Hotel Properties, Inc. REIT	1,181	9,885
T. Rowe Price Group, Inc.	325	20,462
Textron, Inc.	650	16,166
TripAdvisor, Inc.	475	21,228
Triumph Group, Inc.	240	13,505
TRW Automotive Holdings Corp.*	1,150	42,274
U.S. Bancorp	2,540	81,686
United Technologies Corp.	1,005	75,908
Veeco Instruments, Inc.*	630	21,647
Verizon Communications, Inc.	2,030	90,213
Vertex Pharmaceuticals, Inc.*	400	22,368
Waddell & Reed Financial, Inc. — Class A	234	7,086
Walt Disney Co.	1,088	52,768
Watson Pharmaceuticals, Inc.*	1,180	87,308
WPX Energy, Inc.	3,050	49,349
Xcel Energy, Inc.	1,225	34,802
		2,792,632
TOTAL COMMON STOCKS
(Cost $4,500,179) — 90.4%		4,626,706

EXCHANGE-TRADED FUNDS — 7.4%
MISCELLANEOUS — 3.6%
iShares MSCI ACWI ex U.S. Index Fund	5,023	186,805

UNITED STATES — 3.8%
iShares S&P 100 Index Fund ETF	3,078	192,283

TOTAL EXCHANGE-TRADED FUNDS
(Cost $380,459) — 7.4%		379,088

TOTAL INVESTMENTS
(Cost $4,880,638) — 97.8%		5,005,794

Other assets less liabilities — 2.2%		110,237

TOTAL NET ASSETS — 100.0%
(equivalent to $9.29 per share;
unlimited shares of $1.00 par value
capital shares authorized;
550,491 shares outstanding)		$5,116,031

ETF — Exchange Traded Fund

PLC — Public Limited Company

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	ADR — American Depositary Receipt.

(b)	Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 1.(a)).

(c)	Canadian security traded on U.S. stock exchange.

See accompanying Notes to Financial Statements.

16	SCOUT FUNDS ANNUAL REPORT

Stock Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Stock Fund seeks long-term growth of capital and income by investing in common stocks of companies thought to be undervalued and have the potential for capital appreciation.

Market Review – A Rocky Road to Moderate Gains

During the year ended June 30, 2012, U.S. equity markets followed a road littered with obstacles to arrive ultimately at a modest one-year gain. As measured by the S&P 500® Index, the market generated a 12-month total return of 5.45%.

The Eurozone debt crisis and a deteriorating economic picture worldwide posed the largest impediments. Markets opened the period with moderate volatility and then tumbled in August on concerns that fiscally bankrupt Greece could default on its sovereign debt. A run on Greek banks followed, as well as news that Portugal faced severe debt challenges. The European Central Bank (ECB) responded in October with a short-term liquidity program, and again in December with the first Long-Term Recapitalization Operation (LTRO), which aimed to tackle the debt crisis and encourage the flow of money by making 489 billion available to European banks at low-interest rates. Reassured by LTRO, investors regained their appetite for risk and global markets generally rallied.

By February, however, it was apparent that further assistance was needed in Europe; Spain’s banking system was in danger, and the economies of several countries were sliding toward recession. Once more the ECB stepped in, announcing a second LTRO for 529 billion. The market rallied again, but the rebound fizzled by May in the face of mounting evidence that sovereign defaults were still possible in Greece and Spain. Adding to the concern were signs that recession was spreading across the Continent. Under the weight of these strains, the euro lost value. Additionally, raw materials prices fell sharply, reflecting the withering economy in Europe and, at the same time, less robust economic growth in China. Nonetheless, the period ended on a positive note, as a European summit on June 29 gave the markets a final boost.

For large U.S. corporations that derive substantial portions of their revenues from non-U.S. sales, the damage from Europe has likely been two-fold; European demand for their goods and services declined, and the dollar value of earnings made in Europe fell as the euro depreciated. However, because of the relative resilience of the U.S. economy, the impact of these factors may have been offset by steadier revenues at home. Spurred by consumer spending, job gains through the winter months and a low-interest-rate environment, U.S. Gross Domestic Product (GDP) continued to expand, albeit more slowly as the period progressed.

Portfolio Review

Our investment process combines top-down analysis and bottom-up securities research. The investment team seeks to add value through sector allocation and individual security selection. For the 1-year period, the Fund lagged the benchmark, primarily due to security selection. The portfolio was not well positioned to withstand the early shock wave from Europe, which was particularly punishing to growth companies. In addition, we experienced losses in the energy sector resulting from the downturn in commodities prices. For example, the Fund’s largest individual detractor was Halliburton, which provides services to oil and gas exploration and production companies worldwide. Lower oil prices set off a chain reaction of lower production levels and, as a result, reduced demand for Halliburton’s support services.

Also subtracting from performance was Green Mountain Coffee Roasters, Inc., a company best known as the manufacturer of K-Cups, single-serving coffee machines and supplies. Concerns about the company’s future revenue streams arose for various reasons, including new competition — a major distributor of K-Cups began marketing single-serving coffee products under its own name.

The impact of these events was partially offset by a position in consumer electronics company Apple, Inc., which continued to roll out new offerings. The Fund also benefited from an underweight positioning in the poorly performing materials sector and good stock selection in the financials sector. We generally avoided the largest U.S. banks struggling to maintain profits in the face of shrinking interest rates, sliding revenues from European operations, and more government regulation. Instead, we favored financial businesses with strong, consistent cash flows or greater reliance on U.S-generated profits. The sector’s top individual contributor was American Capital Agency, a real estate investment trust that invests exclusively in bonds backed by mortgages on U.S. homes and then passes the majority of the bond income to shareholders. The bonds are low-risk (the principal and interest payments on the bonds are guaranteed by a U.S. government agency or government-sponsored entity) and provided a recent dividend yield of nearly 15%.*

Outlook – Looking for U.S.-Derived Revenues

Entering the second half of 2012, we are emphasizing stocks of companies that earn a majority of their revenues from U.S. sources. We believe the U.S. economy is in a better position than Europe or China to deal with upcoming challenges. Still, political, tax and employment issues loom over the domestic picture. These issues don’t appear to be as severe as problems in Europe, and the U.S. mechanisms for addressing the issues are better established than those in the Eurozone. Furthermore, investor attitudes toward Europe are increasingly negative. Past efforts to cure the European Union’s (EU) fiscal malaise have produced swift, positive reactions in global stock markets, but the gains have

* Source: Thomson Reuters Baseline, as of June 30, 2012

June 30, 2012	17

been short-lived, leaving investors gun-shy. As for China, measures designed to convert its economy from an investment-driven to consumer-driven model are running into headwinds. China’s economy remains, for now, highly dependent on exports to fuel economic growth, while its largest trading partner, Europe, is headed into recession.

Look for the portfolio to remain oriented primarily toward companies with U.S.-derived revenues until we are convinced that conditions in the Eurozone are no longer deteriorating. We also favor businesses that compete in industries or markets with relatively few competitors and high barriers to entry. Such companies should be able to maintain pricing power if economic conditions weaken.

As always, thank you for your continued support of the Scout Stock Fund.

James A. Reed II, JD, CFA

Lead Portfolio Manager

Larry L. Valencia, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Stock Fund, S&P 500® Index and Lipper Large-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Standard & Poor 500® Index (S&P 500®) is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. The Lipper Large-Cap Core Funds Index consists of Funds that, by portfolio practice, invest in companies with a market capitalization above $10 billion without a specific growth or value strategy.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time, sometimes rapidly and unpredictably. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. In considering this investment, please keep in mind that foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

18	SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

Scout Stock Fund (UMBSX)

as of June 30, 2012

	1 Year	3 Years	5 Years	10 Years
Scout Stock Fund	0.03%	11.57%	1.13%	4.78%
S&P 500® Index*	5.45%	16.40%	0.22%	5.33%
Lipper Large-Cap Core Funds Index*	2.65%	14.05%	-0.47%	4.32%

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results.

Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2011, the gross expense ratio for the Fund was 0.98% (as disclosed in the most recent Prospectus) compared to the June 30, 2012 gross expense ratio of 1.00%.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

The Advisor has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 31, 2012 in order to limit the total annual fund operating expenses, excluding any acquired fund fees/expenses and certain other expenses, to no more than .90%. If total annual fund operating expenses would fall below the expense limit, the Advisor may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the previous three fiscal years.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to April 1, 2005, the Fund was managed in accordance with a different investment objective.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout Stock		S&P 500®*
Number of Holdings	48		500
Weighted Median Market Cap	$32.5	B	$56.2	B
Weighted Average Market Cap	$81.2	B	$108.8	B
5 Year Historical EPS Growth	16.0%		9.5%
12 Mo Historical P/E (Avg)	15.9		15.2
Price/Book	2.9		2.2
Return on Equity	17.5%		15.2%
Sharpe Ratio (3 Year)†	0.71		1.01
R squared (3 Year)†	0.96		1.00
Standard Deviation (3 Year)†	16.08%		16.11%
Beta (3 Year)†	0.98		1.00
Alpha (3 Year)†	-3.82%		—
Turnover Ratio (Trailing 1 Year)	117%		—
Total Assets (in millions)	$85.1		—
Inception Date	11/18/82		—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the S&P 500® Index.

FUND DIVERSIFICATION (Unaudited)

Scout Stock Fund (UMBSX)

Based on total investments as of June 30, 2012. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Scout Stock Fund (UMBSX)

Percent
of Total
American Capital Agency Corp. REIT	3.9%
Apple, Inc.	3.6%
Danaher Corp.	3.1%
St. Jude Medical, Inc.	3.0%
Express Scripts, Inc.	2.9%
Union Pacific Corp.	2.9%
Chevron Corp.	2.8%
AmerisourceBergen Corp.	2.7%
CenturyLink, Inc.	2.7%
United Technologies Corp.	2.7%
Top 10 Equity Holdings Total	30.3%

Based on total investments as of June 30, 2012. Subject to change.

REIT — Real Estate Investment Trust

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout Stock Fund (UMBSX)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/07	$14.18	$0.20	$1.70	$43.73
12/31/08	10.18	0.07	0.14	39.94
12/31/09	11.65	0.17	—	41.58
12/31/10	12.85	0.04	—	42.82
12/31/11	12.55	0.14	—	42.66
6/30/12 (a)	13.41	0.14	—	43.66

(a)	Six month only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective 12-month or 6-month period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2012	19

SCHEDULE OF INVESTMENTS

June 30, 2012

STOCK FUND

	Shares	Value

COMMON STOCKS — 98.3%
CONSUMER DISCRETIONARY — 8.9%
Amazon.com, Inc.*	5,879	$1,342,470
DIRECTV — Class A*	31,000	1,513,420
Dollar Tree, Inc.*	31,200	1,678,560
McDonald’s Corp.	16,520	1,462,515
priceline.com, Inc.*	1,233	819,353
TRW Automotive Holdings Corp.*	21,400	786,664
		7,602,982
CONSUMER STAPLES — 12.6%
Anheuser-Busch InBev N.V.(a)	12,327	981,846
Estee Lauder Cos., Inc. — Class A	26,000	1,407,120
JM Smucker Co.	16,800	1,268,736
Lorillard, Inc.	13,600	1,794,520
Mead Johnson Nutrition Co.	12,400	998,324
Philip Morris International, Inc.	23,900	2,085,514
Procter & Gamble Co.	14,200	869,750
Wal-Mart Stores, Inc.	18,800	1,310,736
		10,716,546
ENERGY — 10.1%
Anadarko Petroleum Corp.	23,700	1,568,940
Cameco Corp.(b)	85,000	1,865,750
Chevron Corp.	22,000	2,321,000
Kinder Morgan, Inc./Delaware	38,700	1,246,914
Pioneer Natural Resources Co.	17,524	1,545,792
		8,548,396
FINANCIALS — 15.0%
American Capital Agency Corp. REIT	97,400	3,273,614
American Tower Corp. REIT	25,300	1,768,723
Discover Financial Services	38,000	1,314,040
Marsh & McLennan Cos., Inc.	52,700	1,698,521
SL Green Realty Corp. REIT	12,300	986,952
SLM Corp.	123,500	1,940,185
Wells Fargo & Co.	52,800	1,765,632
		12,747,667
HEALTH CARE — 15.1%
Allergan, Inc.	22,000	2,036,540
AmerisourceBergen Corp.	58,100	2,286,235
Express Scripts, Inc.*	43,500	2,428,605
St. Jude Medical, Inc.	61,900	2,470,429
UnitedHealth Group, Inc.	26,000	1,521,000
Watson Pharmaceuticals, Inc.*	28,900	2,138,311
		12,881,120
INDUSTRIALS — 9.8%
Boeing Co.	15,000	1,114,500
Danaher Corp.	50,000	2,604,000
Union Pacific Corp.	20,000	2,386,200
United Technologies Corp.	30,000	2,265,900
		8,370,600
INFORMATION TECHNOLOGY — 17.5%
Apple, Inc.*	5,226	3,051,984
EMC Corp.*	34,200	876,546
Google, Inc. — Class A*	3,000	1,740,210
Informatica Corp.*	35,400	1,499,544
Intel Corp.	80,000	2,132,000
Microsoft Corp.	55,000	1,682,450
Oracle Corp.	70,000	2,079,000
QUALCOMM, Inc.	32,800	1,826,304
		14,888,038
TELECOMMUNICATION SERVICES — 4.6%
CenturyLink, Inc.	57,600	2,274,624
Verizon Communications, Inc.	37,100	1,648,724
		3,923,348
UTILITIES — 4.7%
Alliant Energy Corp.	40,400	1,841,028
Dominion Resources, Inc.	40,000	2,160,000
		4,001,028
TOTAL COMMON STOCKS
(Cost $70,097,077) — 98.3%		83,679,725

TOTAL INVESTMENTS
(Cost $70,097,077) — 98.3%		83,679,725

Other assets less liabilities — 1.7%		1,412,330

TOTAL NET ASSETS — 100.0%
(equivalent to $13.41 per share;
unlimited shares of $1.00 par value
capital shares authorized;
6,344,744 shares outstanding)		$85,092,055

REIT — Real Estate Investment Trust

* Non-income producing security.

(a) ADR — American Depositary Receipt.

(b) Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

20	SCOUT FUNDS ANNUAL REPORT

Mid Cap Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Mid Cap Fund seeks long-term growth of capital by investing in common stocks of companies classified as mid-capitalization located anywhere in the United States.

Market Review

During the 12-month period ended June 30, 2012, U.S. stocks paid the price of political and economic uncertainty around the globe. U.S. markets plummeted between July and October 2011 on news of potential financial collapse in Greece and Italy, and then recovered during the final months of 2011, aided by events at home and abroad. European leaders enacted measures aimed at stabilizing Europe’s banking systems. Meanwhile in the United States, the economy appeared to strengthen as the national unemployment rate fell, and new hiring showed improvement. Retail sales continued to grow, and new housing starts for multi-family units rose more than expected. Bolstered by these developments, the market gains of late 2011 continued until April 2012.

Thereafter, concerns about sovereign default in Europe quashed equity markets for the remainder of the reporting period. Despite a Long-Term Refinancing Operation (LTRO) to the tune of 529 billion arranged by the European Central Bank (ECB) in February, Spain and Cyprus joined the ranks of Eurozone members in financial distress. Weak economic data added to pessimism about prospects for a swift resolution. Europe’s fiscal morass, along with slower manufacturing levels among the major Asian producers, contributed to the slack in global demand for commodities as the reporting period came to a close.

Events and trends overseas explain much of the volatility in U.S. equity markets. In our opinion, however, domestic factors had a stronger influence on the markets’ volatility. Troubles persisted in Europe throughout the period, yet U.S. stock indices recovered on news of U.S. employment gains but then tumbled after the April jobs report showed slowing growth in U.S. hiring for the third consecutive month. Concerned that consumer spending would contract in the absence of employment and income growth, investors fled to safety. Uncertainties related to U.S. health care reform, how Congress will address the nation’s debt and income-tax laws also increasingly weighed on investor sentiment during the fiscal year.

Portfolio Review

The Russell Midcap Index retreated 1.65% during the trailing 12 months. Modestly positive returns in the traditional defensive sectors (e.g. utilities and health care) and consumer sectors were countered by larger declines for commodities-related sectors (e.g. energy and materials). Against this backdrop, the Fund outperformed the Index through April but ended the year behind the Index. The underperformance was primarily due to adverse stock selection and a slightly elevated beta* position when the market turned risk-averse in the final two months of the reporting period.

Poor stock selection in the energy sector and, to a lesser extent, the materials sector were the largest detractors from performance. Our selections in these sectors were hurt by the domino effect of declining prices for energy commodities and raw materials as global growth slowed. Chief among them were Alpha Natural Resources, a major U.S. coal producer, and Allegheny Technologies, Inc., a producer of stainless steel and specialty metals. Alpha markets thermal coal products to electric utilities and is the largest U.S. supplier of metallurgical coal for the world’s steel industry. An unusually warm winter in the United States curbed demand for thermal coal, while slowing global growth suppressed demand for metallurgical coal used in steel production. We purchased a position in Alpha with long-term recovery potential in mind, but near-term events overwhelmed its favorable valuation. Allegheny Technologies, Inc. came under pressure after steel prices declined.

The negative impact of these holdings was partially offset by positive contributions from financial and consumer stocks, several of which were beneficiaries of a search for yield, or growing misgivings about global growth. Two of these contributors were American Capital Agency (financials) and Dollar Tree (consumer discretionary). American Capital Agency is a real estate investment trust (REIT) that purchases high-credit-quality bonds issued by government-sponsored enterprises like Freddie Mac and Fannie Mae. Mortgage REITs are a defensive industry, paying high-dividend yields (currently almost 15%)* that may help to mitigate volatility in their share prices. In the risk-averse environment of May, strong demand for safety and dividends contributed to healthy share-price gains for American Capital Agency. Dollar Tree, which operates discount, single-price-point variety stores in 48 states, benefited as investors sought companies that may be positioned to withstand a slowdown in consumer spending.

Outlook

We expect the U.S. equity market to be jostled by weak data and policy making initiatives designed to resurrect growth. For example, during much of May, unimpressive economic data releases held sway, as investors responded poorly to signs that past efforts to stimulate the global economy have been insufficient to create sustainable growth. Yet, as we saw in the last days of June when EU leaders struck a deal to rescue Spain and introduce a new system of bank supervision on the Continent, the market is prone to respond enthusiastically to signs that policymakers are addressing the issues, even if the efforts are tenuous or incremental.

* Source: Thomson Reuters Baseline, as of June 30, 2012

JUNE 30, 2012	21

We see few areas of economic strength anywhere in the world (U.S. housing being one of them) and believe that, despite recent challenging domestic events, the United States will remain one of the most stable economies. We expect the data to continue to create a downward bias in equity markets, while policymaking decisions still have the potential to turn markets abruptly.

With these points in mind, we have shifted the Fund to a more defensive stance, aiming to insulate it, to a degree, against sentiment-driven downturns. Recent selections emphasize companies with mostly U.S.-derived revenues and strong, company-specific catalysts to spur potential outperformance (e.g., utilities, U.S. retailers and domestic natural gas companies). Further, we have limited the Fund’s exposure to sectors known for cyclicality in revenues (e.g., technology and industrials) while continuing to seek pockets of opportunity. We are keeping a close watch on the actions of the central banks and policymakers. Consistent with our active approach to portfolio management, we will attempt to leverage policy-driven upswings or become more defensive if the data warrant it.

We thank you for your continued support of the Scout Mid Cap Fund during these volatile and interesting times.

G. Patrick Dunkerley, CFA

Lead Portfolio Manager

Derek M. Smashey, CFA

Co-Portfolio Manager

John A. Indellicate II, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Mid Cap Fund, Russell Midcap® Index and Lipper Mid-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell Midcap ® Index consists of the smallest 800 securities in the Russell 1000® Index representing approximately 34% of the Russell 1000 total market capitalization, accurately capturing the medium-sized universe of securities. The Lipper Mid-Cap Core Funds Index consists of Funds that, by portfolio practice, invest in companies with a market capitalization of less than $5 billion at the time of purchase.

*	Please reference the Glossary of Investment Terms for definition.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Mid cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid cap companies may be slightly less volatile than those of small cap companies, they still involve substantial risk. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Also, foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risk.

22	SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
Scout Mid Cap Fund (UMBMX)
as of June 30, 2012

				Since
	1 Year	3 Years	5 Years	Inception‡
Scout Mid Cap Fund	-4.94%	20.99%	5.78%	8.56%
Russell Midcap® Index*	-1.65%	19.44%	1.06%	3.27%
Lipper Mid-Cap Core Funds Index*	-5.96%	16.55%	0.52%	2.94%

‡	Inception – October 31, 2006.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results.

Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2011, the gross/net expense ratio for the Fund was 1.09% (as disclosed in the most recent Prospectus) compared to the June 30, 2012 gross/net expense ratio of 1.06%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout Mid Cap Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout		Russell
	Mid Cap		Midcap®*
Number of Holdings	75		800
Weighted Median Market Cap	$6,516	M	$7,505	M
Weighted Average Market Cap	$7,639	M	$8,129	M
5 Year Historical EPS Growth	9.3%		7.3%
12 Mo Historical P/E (Avg)	14.6		20.6
Price/Book	1.6		2.1
Return on Equity	10.6%		11.1%
Sharpe Ratio (3 Year)†	1.13		1.03
R squared (3 Year)†	0.93		1.00
Standard Deviation (3 Year)†	18.53%		18.75%
Beta (3 Year)†	0.95		1.00
Alpha (3 Year)†	2.22%		—
Turnover Ratio (Trailing 1 Year)	217%		—
Total Assets (in millions)	$1,240.8		—
Inception Date	10/31/06		—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the Russell Midcap® Index.

FUND DIVERSIFICATION (Unaudited)
Scout Mid Cap Fund (UMBMX)

Based on total investments as of June 30, 2012. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)
Scout Mid Cap Fund (UMBMX)

Percent
of Total
KeyCorp	4.7%
American Capital Agency Corp. REIT	4.3%
Xcel Energy, Inc.	4.0%
Dollar General Corp.	3.5%
WPX Energy, Inc.	3.3%
Alliant Energy Corp.	3.3%
TRW Automotive Holdings Corp.	2.9%
Hartford Financial Services Group, Inc.	2.7%
Questcor Pharmaceuticals, Inc.	2.6%
Hormel Foods Corp.	2.5%
Top 10 Equity Holdings Total	33.8%

Based on total investments as of June 30, 2012. Subject to change.

REIT — Real Estate Investment Trust

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout Mid Cap Fund (UMBMX)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/07	$11.51	$0.90	$—	$12.42
12/31/08	7.47	—	—	8.38
12/31/09	10.95	0.04	—	11.90
12/31/10	13.36	0.10	0.54	14.95
12/31/11	12.72	0.50	0.16	14.97
6/30/12(a)	13.25	0.04	—	15.54

(a)	Six month only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective 12-month or 6-month period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2012	23

SCHEDULE OF INVESTMENTS

June 30, 2012

MID CAP FUND

	Shares	Value

COMMON STOCKS — 97.6%
CONSUMER DISCRETIONARY — 19.9%
AutoZone, Inc.*	54,834	$20,133,400
CBS Corp. — Class B	339,632	11,133,137
Discovery Communications, Inc. — Class C*	278,850	13,967,596
Dollar General Corp.*	785,075	42,700,229
Dollar Tree, Inc.*	98,725	5,311,405
Expedia, Inc.	123,275	5,925,829
Family Dollar Stores, Inc.	297,600	19,784,448
Kohl’s Corp.	288,925	13,143,198
Macy’s, Inc.	403,596	13,863,523
Nordstrom, Inc.	112,925	5,611,243
NVR, Inc.*	7,887	6,703,950
O’Reilly Automotive, Inc.*	62,950	5,273,322
priceline.com, Inc.*	8,490	5,641,775
Ross Stores, Inc.	122,075	7,626,025
Tractor Supply Co.	68,825	5,716,605
TripAdvisor, Inc.	401,125	17,926,276
TRW Automotive Holdings Corp.*	951,788	34,987,727
Wynn Resorts Ltd.	115,950	12,026,334
		247,476,022
CONSUMER STAPLES — 3.8%
Dr. Pepper Snapple Group, Inc.	231,650	10,134,688
Hormel Foods Corp.	1,026,925	31,239,058
Monster Beverage Corp.*	85,341	6,076,279
		47,450,025
ENERGY — 8.8%
Cimarex Energy Co.	189,650	10,453,508
Kodiak Oil & Gas Corp.*(a)	2,374,530	19,494,891
Oasis Petroleum, Inc.*	899,850	21,758,373
Peabody Energy Corp.	510,375	12,514,395
Pioneer Natural Resources Co.	42,378	3,738,163
WPX Energy, Inc.	2,511,875	40,642,138
		108,601,468
FINANCIALS — 25.4%
Affiliated Managers Group, Inc.*	13,370	1,463,347
American Capital Agency Corp. REIT	1,555,300	52,273,633
Arch Capital Group Ltd.*(a)	673,807	26,743,400
Axis Capital Holdings Ltd.(a)	528,975	17,218,136
CBOE Holdings, Inc.	316,050	8,748,264
E*Trade Financial Corp.*	2,844,256	22,867,818
Hartford Financial Services Group, Inc	1,853,550	32,678,087
Huntington Bancshares, Inc.	927,308	5,934,771
KeyCorp	7,443,550	57,613,077
Prosperity Bancshares, Inc.	479,580	20,156,747
Regions Financial Corp.	729,144	4,921,722
Reinsurance Group of America, Inc.	544,225	28,958,212
SVB Financial Group*	103,379	6,070,415
T. Rowe Price Group, Inc.	276,500	17,408,440
W.R. Berkley Corp.	316,728	12,327,054
		315,383,123
HEALTH CARE — 13.2%
DaVita, Inc.*	159,150	15,630,121
Hologic, Inc.*	1,324,250	23,889,470
Humana, Inc.	315,302	24,416,987
Mednax, Inc.*	306,850	21,031,499
Questcor Pharmaceuticals, Inc.*	586,875	31,245,225
St. Jude Medical, Inc.	415,261	16,573,067
Vertex Pharmaceuticals, Inc.*	428,225	23,946,342
Zimmer Holdings, Inc.	113,100	7,279,116
		164,011,827
INDUSTRIALS — 4.0%
Chart Industries, Inc.*	97,775	6,723,009
Rockwell Automation, Inc.	129,150	8,531,649
Stanley Black & Decker, Inc.	91,475	5,887,331
Textron, Inc.	481,575	11,976,770
United Rentals, Inc.*	182,150	6,200,386
WESCO International, Inc.*	173,900	10,007,945
		49,327,090
INFORMATION TECHNOLOGY — 6.1%
Altera Corp.	398,400	13,481,856
Avnet, Inc.*	193,700	5,977,582
Check Point Software Technologies Ltd.*(a)	131,925	6,542,161
Lam Research Corp.*	598,775	22,597,769
Linear Technology Corp.	610,000	19,111,300
Skyworks Solutions, Inc.*	91,271	2,498,087
Teradata Corp.*	68,600	4,939,886
		75,148,641
MATERIALS — 4.4%
Allegheny Technologies, Inc.	317,089	10,111,968
CF Industries Holdings, Inc.	56,256	10,899,037
Compass Minerals International, Inc.	72,450	5,526,486
NewMarket Corp.	16,954	3,672,236
Royal Gold, Inc.	192,150	15,064,560
Steel Dynamics, Inc.	332,650	3,908,638
Westlake Chemical Corp.	106,375	5,559,158
		54,742,083
UTILITIES — 12.0%
Alliant Energy Corp.	877,300	39,978,561
Questar Corp.	1,438,450	30,006,067
UGI Corp.	385,300	11,339,379
Vectren Corp.	614,650	18,144,468
Xcel Energy, Inc.	1,727,425	49,076,144
		148,544,619
TOTAL COMMON STOCKS
(Cost $1,171,589,169) — 97.6%		1,210,684,898

SHORT-TERM INVESTMENTS — 0.7%
MONEY MARKET FUNDS
Fidelity Institutional Treasury Portfolio, 0.010%	9,000,000	9,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $9,000,000) — 0.7%		9,000,000

TOTAL INVESTMENTS
(Cost $1,180,589,169) — 98.3%		1,219,684,898

Other assets less liabilities — 1.7%		21,147,222

TOTAL NET ASSETS — 100.0%
(equivalent to $13.25 per share;
unlimited shares of $1.00 par value
capital shares authorized;
93,663,142 shares outstanding)		$1,240,832,120

REIT — Real Estate Investment Trust

* Non-income producing security.

(a) Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

24	SCOUT FUNDS ANNUAL REPORT

Small Cap Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Small Cap Fund seeks long-term growth of capital by investing in common stocks of smaller companies located anywhere in the United States.

Market Review

The Russell 2000 Index of U.S. small-company stocks retreated 2.08% during the twelve months ended June 30, 2012, pushed back by growing concerns about the domestic and global economies.

Following modest volatility in July 2011, the market beat a hasty retreat until October in response to a rising tide of issues, including fiscal and banking problems in Greece, the ballooning U.S. federal deficit, the downgrade of U.S. government debt by a major credit rating agency, and rising inflation in China. Markets changed course again in later October, trending upward through early April on renewed optimism about the global economy. Overseas, the European Central Bank (ECB) had pumped liquidity into the region’s banking system and arranged a bailout for Greece. Inflationary pressures moderated in the emerging markets. In the United States, gross domestic product (GDP) growth accelerated and the unemployment rate declined.

With renewed concerns about Europe’s banks and slowing growth in the United States and China, the markets lost-ground in the final three months of the period. With this strong shift in sentiment, traditional defensive sectors — health care, utilities and consumer staples — ended the period ahead of traditional high-growth (e.g., information technology) and economically sensitive sectors (e.g., energy, materials, industrials and consumer discretionary).

Portfolio Review

When we select securities for the portfolio, we identify secular trends that, in our view, can drive growth in a given sector over time. We then zero in on companies within a sector that we believe are best positioned to take advantage of the trend. The resulting portfolio comprises a variety of companies we believe have above-average prospects for earnings growth. While investor sentiment remained positive, our portfolio roughly kept pace with, or outpaced, the Russell benchmark. When investors grew increasingly worried in the final weeks that future earnings could come under pressure, the Fund lagged the Index, finishing the period with a one-year total return of -6.28%.

Many of the secular trends that guided security selection for the Fund during the year involved technology-related innovations. Because of this, technology was the Fund’s largest sector exposure and largest overweighting (versus the benchmark) during the year. While overweighting this poorly performing sector detracted from the Fund’s relative return, overall security selection in the sector added to return versus the benchmark. So, while the Fund’s worst-performing holding was a technology stock, OmniVision Technologies, the impact was offset by one of the best-performing stocks, Stratasys Inc., and other technology holdings. Stratasys’ three-dimensional printers and production systems allow businesses to develop products faster and bring them to market more efficiently. Business is booming and earnings-per-share growth was in excess of 25% as businesses continued to adopt its rapid prototyping technology. In addition, Stratasys announced a merger with a leading global competitor that was well received by investors. OmniVision is a leading developer of advanced digital imaging products, including camera chips used in smart phones and webcams. Pricing pressures from a major client carried through to the bottom line. We trimmed the position without exiting completely, because we believe the company’s long-term prospects are still attractive. Use of high-resolution cameras is growing rapidly, in cell phones as well as video cameras, security and surveillance equipment, and automotive and medical imaging systems.

Positive moves during the period also included overweighting the health care sector, which provided the Fund’s biggest individual contributor (Catalyst Health Solutions), and underweighting the energy sector. Catalyst is a provider of pharmacy benefit management solutions and agreed to be bought out by SXC Health Solutions for a combination of cash and stock. We believe that the merger of these two small companies may create a single entity better able to compete against larger firms in the industry.

Energy, the weakest sector of the benchmark by far, suffered from a sudden swoon in commodities prices. These prices are highly sensitive to the economic policies and growth rates in China, the world’s second-largest economy and fastest-developing country. Slack demand for oil led to price declines of 20% or more in the spring. Meanwhile, a warmer-than-normal winter in the U.S. caused the price of U.S. natural gas to languish near $2 per-million-cubic-feet, a level so low that production became cost prohibitive for many companies. Modestly underweighting the Fund’s exposure to these issues helped. Additionally, our energy holdings as a whole fared better than their counterparts in the index.

The benefits of these decisions were more than offset by the Fund’s exposures to the financials and consumer discretionary sectors. During the initial months of the period, the crisis in Europe distorted investors’ views on many of the large U.S. money center banks, which generally have large exposures overseas. We believe the apprehension spilled over in to small-cap financial stocks, despite their lack of direct exposure to Europe. Later, a strong rebound favored the type of financials that we do not hold: lower-quality companies with weaker growth prospects. A low-quality rally explains much of the Fund’s weakness in the consumer discretionary area as well. Following the market’s plunge in 2011, we positioned the portfolio defensively, increasing our allocations to the highest-quality stocks, and therefore missed out on a subsequent and vigorous rebound in the lower-quality segments of the market.

JUNE 30, 2012	25

Outlook

Entering the second half of the year, a sizable number of uncertainties continue to loom over U.S. businesses and consumers. These uncertainties include tax-law revisions, how Congress will deal with the federal deficit, the outcome of the U.S. Presidential election and concerns over the potential fallout from the ongoing saga in Europe. We expect businesses and consumers to spend only when necessary for the time being. However, we also believe that the uncertainty will abate, as paths to solving the issues are mapped out. Looking to the small-cap market specifically, we see several reasons for optimism, especially the attractive valuations. Many small-stock prices are lingering at or near their lowest values since the financial crisis in 2008-2009. Moreover, because companies are spending only as needed, small-caps are cash-rich by historical standards; cash as a percent of market capitalization is running over 17% for companies in the Russell 2000 (excluding the financial sector), with tech and healthcare above 19%. We look for them to deploy that cash in mergers, acquisitions and business-building capital expenditures once the clouds of uncertainty begin to clear.

As always, thank you for your investment the Scout Small Cap Fund.

Thomas W. Laming

Lead Portfolio Manager

James R. McBride, CFA

Co-Portfolio Manager

Jason J. Votruba, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Small Cap Fund, Russell 2000® Index and Lipper Small-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell 2000® Index consists of the smallest 2000 securities in the Russell 3000® Index representing approximately 11% of the Russell 3000® Index total market capitalization, and is widely regarded in the industry as the premier measure of small capitalization stocks. The Lipper Small-Cap Core Funds Index consists of Funds that, by portfolio practice, invest in small capitalization companies without a specific growth orientation.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Due to its limited focus, the Fund is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

26	SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
Scout Small Cap Fund (UMBHX)
as of June 30, 2012

	1 Year	3 Years	5 Years	10 Years
Scout Small Cap Fund	-6.28%	12.95%	-1.99%	6.31%
Russell 2000® Index*	-2.08%	17.80%	0.54%	7.00%
Lipper Small-Cap Core Funds Index*	-3.75%	16.87%	0.70%	7.05%

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results.

Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2011, the gross/net expense ratio for the Fund was 1.08% (as disclosed in the most recent Prospectus) compared to the June 30, 2012 gross/net expense ratio of 1.12%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout Small Cap Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to July 2, 2001, the Fund was known as the UMB Scout Regional Fund and was managed in accordance with a different investment objective and strategy.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout
	Small Cap		Russell 2000®*
Number of Holdings	85		1,999
Weighted Median Market Cap	$1,515	M	$1,121	M
Weighted Average Market Cap	$1,819	M	$1,195	M
5 Year Historical EPS Growth	12.2%		6.1%
12 Mo Historical P/E (Avg)	14.9		16.8
Price/Book	2.1		1.8
Return on Equity	13.5%		5.3%
Sharpe Ratio (3 Year)†	0.60		0.81
R squared (3 Year)†	0.94		1.00
Standard Deviation (3 Year)†	21.46%		21.87%
Beta (3 Year)†	0.95		1.00
Alpha (3 Year)†	-3.34%		—
Turnover Ratio (Trailing 1 Year)	38%		—
Total Assets (in millions)	$230.5		—
Inception Date	12/18/86		—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the Russell 2000® Index.

FUND DIVERSIFICATION (Unaudited)
Scout Small Cap Fund (UMBHX)

Based on total investments as of June 30, 2012. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)
Scout Small Cap Fund (UMBHX)

Percent
of Total
Cracker Barrel Old Country Store, Inc.	2.7%
Salix Pharmaceuticals Ltd.	2.3%
TIBCO Software, Inc.	2.3%
Cymer, Inc.	2.3%
Stratasys, Inc.	2.3%
Jack Henry & Associates, Inc.	2.1%
Waddell & Reed Financial, Inc.	2.1%
Monro Muffler Brake, Inc.	2.1%
Cohen & Steers, Inc.	2.0%
Mid-America Apartment Communities, Inc. REIT	2.0%
Top 10 Equity Holdings Total	22.2%

Based on total investments as of June 30, 2012. Subject to change.

REIT — Real Estate Investment Trust

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout Small Cap Fund (UMBHX)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/07	$17.64	$—	$1.40	$31.74
12/31/08	10.55	—	—	24.65
12/31/09	12.76	—	—	26.86
12/31/10	15.42	—	—	29.52
12/31/11	14.80	—	—	28.90
6/30/12(a)	15.82	—	—	29.92

(a)	Six month only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective 12-month or 6-month period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2012	27

SCHEDULE OF INVESTMENTS

June 30, 2012

SMALL CAP FUND

	Shares	Value

COMMON STOCKS — 100.0%
CONSUMER DISCRETIONARY — 13.5%
Bebe Stores, Inc.	482,800	$2,834,036
Buckle, Inc.	90,025	3,562,289
Chico’s FAS, Inc.	258,800	3,840,592
Cracker Barrel Old Country Store, Inc.	99,200	6,229,760
Jos. A. Bank Clothiers, Inc.*	70,700	3,001,922
Monro Muffler Brake, Inc.	143,400	4,766,616
Rent-A-Center, Inc.	29,700	1,002,078
Sotheby’s	99,500	3,319,320
Steiner Leisure Ltd.*(a)	54,400	2,524,704
		31,081,317
CONSUMER STAPLES — 0.7%
Darling International, Inc.*	100,000	1,649,000

ENERGY — 5.6%
Approach Resources, Inc.*	95,900	2,449,286
Delek U.S. Holdings, Inc.	118,900	2,091,451
Gulfport Energy Corp.*	133,700	2,758,231
Key Energy Services, Inc.*	63,000	478,800
Kodiak Oil & Gas Corp.*(a)	73,200	600,972
OYO Geospace Corp.*	14,780	1,330,052
Stone Energy Corp.*	127,400	3,228,316
		12,926,108
FINANCIALS — 13.2%
Cohen & Steers, Inc.	134,590	4,644,701
Home Properties, Inc. REIT	34,500	2,116,920
Mid-America Apartment Communities, Inc. REIT	66,500	4,537,960
National Financial Partners Corp.*	152,060	2,037,604
National Health Investors, Inc. REIT	64,700	3,294,524
Portfolio Recovery Associates, Inc.*	45,270	4,131,340
Signature Bank*	44,800	2,731,456
Summit Hotel Properties, Inc. REIT	243,778	2,040,422
Waddell & Reed Financial, Inc. — Class A	157,500	4,769,100
		30,304,027
HEALTH CARE — 18.8%
Acorda Therapeutics, Inc.*	75,000	1,767,000
Akorn, Inc.*	258,400	4,074,968
AMERIGROUP Corp.*	53,339	3,515,574
Bio-Reference Labs, Inc.*	70,632	1,856,209
Bruker Corp.*	197,300	2,626,063
Computer Programs & Systems, Inc.	43,300	2,477,626
Covance, Inc.*	83,600	4,000,260
Endo Pharmaceuticals Holdings, Inc.*	87,500	2,710,750
Genomic Health, Inc.*	64,100	2,140,940
ICU Medical, Inc.*	65,145	3,477,440
Merit Medical Systems, Inc.*	220,963	3,051,499
Salix Pharmaceuticals Ltd.*	99,600	5,422,224
Sirona Dental Systems, Inc.*	50,200	2,259,502
Team Health Holdings, Inc.*	167,900	4,044,711
		43,424,766
INDUSTRIALS — 17.1%
Aegion Corp.*	139,800	2,501,022
Chart Industries, Inc.*	56,800	3,905,568
Crane Co.	63,000	2,291,940
EnPro Industries, Inc.*	45,500	1,700,335
Erickson Air-Crane, Inc.	164,100	1,129,008
Genesee & Wyoming, Inc. — Class A*	63,700	3,365,908
II-VI, Inc.*	120,200	2,003,734
Kirby Corp.*	66,100	3,111,988
Robbins & Myers, Inc.	28,000	1,170,960
Teledyne Technologies, Inc.*	56,000	3,452,400
Titan International, Inc.	120,000	2,943,600
Titan Machinery, Inc.*	134,100	4,072,617
Triumph Group, Inc.	65,000	3,657,550
United Rentals, Inc.*	120,000	4,084,800
		39,391,430

28	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2012

SMALL CAP FUND (Continued)

	Shares	Value
INFORMATION TECHNOLOGY — 26.7%
ADTRAN, Inc.	85,400	$2,578,226
Cree, Inc.*	30,700	788,069
Cymer, Inc.*	89,500	5,276,025
Daktronics, Inc.	109,600	757,336
ExactTarget, Inc.	17,600	384,736
Finisar Corp.*	176,600	2,641,936
Fusion-io, Inc.*	25,100	524,339
Hittite Microwave Corp.*	31,400	1,605,168
j2 Global Communications, Inc.	105,300	2,782,026
Jack Henry & Associates, Inc.	139,400	4,812,088
LSI Corp.*	172,300	1,097,551
MKS Instruments, Inc.	46,000	1,330,780
Netgear, Inc.*	97,100	3,350,921
Oclaro, Inc.*	455,500	1,384,720
Omnivision Technologies, Inc.*	164,200	2,193,712
Plantronics, Inc.	45,900	1,533,060
Progress Software Corp.*	54,300	1,133,241
SciQuest, Inc.*	42,549	764,180
Semtech Corp.*	137,900	3,353,728
Skyworks Solutions, Inc.*	133,100	3,642,947
SPS Commerce, Inc.*	48,450	1,471,911
Stratasys, Inc.*	105,845	5,244,620
TIBCO Software, Inc.*	179,700	5,376,624
ValueClick, Inc.*	131,800	2,160,202
Veeco Instruments, Inc.*	100,100	3,439,436
ViaSat, Inc.*	48,896	1,846,802
		61,474,384
MATERIALS — 4.4%
Balchem Corp.	53,000	1,728,330
Carpenter Technology Corp.	51,300	2,454,192
GSE Holding, Inc.*	148,000	1,564,360
Kraton Performance Polymers, Inc.*	63,000	1,380,330
LSB Industries, Inc.*	100,900	3,118,819
		10,246,031
TOTAL COMMON STOCKS
(Cost $197,236,078) — 100.0%		230,508,063

TOTAL INVESTMENTS
(Cost $197,236,078) — 100.0%		230,508,063

Liabilities less other assets — 0.0%		(8,310)

TOTAL NET ASSETS — 100.0%
(equivalent to $15.82 per share; unlimited shares of $1.00 par value capital shares authorized; 14,574,082 shares outstanding)		$230,499,753

REIT — Real Estate Investment Trust

* Non-income producing security.

(a) Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

JUNE 30, 2012	29

Unconstrained Bond Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Unconstrained Bond Fund seeks to maximize total return consistent with the preservation of capital by investing in a diversified portfolio of fixed income obligations.

Market Review

During the 12 months ended June 30, 2012, U.S. fixed income markets experienced three distinct “risk on” and “risk off” periods.

The initial months of the reporting period were a “risk off” phase. Further weak data heightened fears that the U.S. economy was headed for a return to recession or very sluggish growth. A downgrade of the U.S. sovereign rating, a lack of political support for additional fiscal stimulus, and Europe’s sovereign debt concerns complicated the situation. Market conditions deteriorated, prompting the Federal Reserve to initiate “Operation Twist,” a program to purchase $400 billion of long-term U.S. debt while selling an equal amount of short-term Treasuries. This move was designed to keep long-term rates low, in order to stimulate the economy without increasing the size of the Fed’s balance sheet. Despite the Fed’s action, investors flocked to Treasuries, and the gaps between yields for Treasuries and non-Treasuries of comparable maturity (i.e., spreads) widened. Rising yields for most non-Treasury bonds (i.e., spread sectors) pushed down prices so that spread sectors underperformed the Treasury market.

Spreads then narrowed and spread sectors generally outperformed during the fall and winter months, when investors regained a greater tolerance for risk. The following factors helped drive positive investor sentiment: a long-term refinancing operation (LTRO) in Europe (designed to spur borrowing by providing inexpensive capital); other indications that Europe would take coordinated action to stem the debt crisis there; and encouraging U.S. employment reports. Investor sentiment also received a boost from an announcement that the Fed would maintain exceptionally low interest rates through late 2014.

The positive market environment faded during the waning months of the reporting period, overpowered by evidence that the efforts to stem Europe’s debt crisis had provided only temporary relief, and the situation was growing more dire. A scarcity of positive domestic news also weighed on investor sentiment. Employment numbers, considered by many to be an indicator of U.S. economic strength, disappointed as nonfarm payroll growth was well below expectations.

In June, the Fed acknowledged the U.S. economic weakness by extending Operation Twist through yearend, authorizing purchases of up to an additional $267 billion in 6- to 30-year Treasuries, while selling securities with maturities of 3 years or less. Investors accepted the Fed’s action but remained cautious in the face of fresh concerns. The so-called “fiscal cliff,” a combination of scheduled tax increases and federal budget spending cuts set to begin in 2013, weighed on the market during the second quarter. In addition, Moody’s Investor Services downgraded 15 major domestic and foreign banks. Investors dialed back the risk gauge in April and May, swarming into the Treasury market and trimming holdings of riskier debt, leaving spreads wider in the second quarter.

At period-end, the Treasury yield curve was flatter (less difference between short- and long-term interest rates) and lower than a year earlier. During the course of the 12 months, spreads widened in high-yield and mortgage-backed securities (MBS), but they still posted 7.12% and 5.06% returns,* respectively.

Portfolio Review

During the 9 months since its inception on September 29, 2011, the Fund generated a strongly positive total return, reflecting the impact of good securities selection in all sectors, partially offset by the Fund’s very short duration (i.e., the portfolio’s sensitivity to interest-rate movements) as interest rates declined.

The investment-grade corporate and high-yield sectors were the largest contributors to performance. For the investment-grade sector, this was due to an emphasis on bonds from financial issuers, which performed better than bonds from utilities or industrial issuers. The Fund’s strong showing in the high yield sector was attributable to a high-yield index swap and airline enhanced equipment trust certificates. Nearly all fixed income securities are priced based on their relative risk compared to Treasuries and other securities. High-yield index swaps (CDX) such as those we own, which represent groups of credit default swaps (CDS), usually are priced similarly to high-yield cash bonds. Due to somewhat technical reasons, a price gap opened, in the second quarter of this year, between the price of high-yield CDX index swaps and high-yield cash bonds. We took advantage of the price gap to buy the CDX index swap at an attractive price and captured a nice return when pricing trended back toward a more normal level.

A contribution to performance in the asset-backed securities (ABS) sector can be traced to our second lien or home equity holdings, which strongly outperformed. We purchased these securities at an extreme discount after the 2008-2009 financial crisis, when defaults on home equity loans were high. Since then, default rates declined, the perceived risk of owning these securities lessened, and the prices of the securities have risen sharply.

*	High-yield returns represented by the Barclays U.S. Corporate High Yield Index, Mortgage-back returns represented by the Barclays U.S. MBS Index.

The Barclays U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

The Barclays U.S. Mortgage-Backed Securities (MBS) Index covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

30	SCOUT FUNDS ANNUAL REPORT

Our decision to sell the Japanese Yen forward during the spring quarter hurt the fund’s performance. We expected the Japanese currency to weaken against the U.S. dollar. Instead, the dollar lost value on worries that the U.S. economy might be slowing.

By spring, we had repositioned the portfolio to a more defensive stance, in response to very significant moves in spread sectors during the prior three months. More specifically, we had increased the weighting in Treasuries and added to positions in short-maturity, high-quality ABS. When rates declined and prices, which move in opposition to rates, rose, long-term maturities appreciated the most, so the focus on short-term securities limited the portfolio’s gains.

Outlook

Entering the summer quarter, we maintained the weightings mentioned above: a corporate-sector focus on investment-grade financial issuers, and a significant allocation to CDX high-yield index swaps. We also continue to hold low-dollar-priced home equity ABS.

We remain biased toward a shorter duration. Real interest rates (i.e., interest rates after factoring in inflation) are unattractively low across the yield curve. If rates were to rise, pushing prices down, our short duration would help limit the impact. We will respond to opportunities in the various sectors as they arise, while duration will likely remain relatively short.

Thank you for your continued support of the Scout Unconstrained Bond Fund.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Unconstrained Bond Fund, BofA Merrill Lynch LIBOR 3-Month Constant Maturity Index and Lipper Multi-Sector Income Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

* Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The BofA Merrill Lynch LIBOR 3-Month Constant Maturity Index represents a high-quality base rate for 3-month constant maturity dollar denominated deposits. The Lipper Multi-Sector Income Funds Index consists of Funds that, by portfolip practice, seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations. The Fund employs an unconstrained investment approach which creates considerable exposure to certain types of securities that present significant volatility in the Fund’s performance, particularly over short periods of time. The return of principal in a bond fund is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy.

June 30, 2012	31

COMPARATIVE RATES OF RETURN (Unaudited)
Scout Unconstrained Bond Fund (SUBFX)
as of June 30, 2012

Since
Inception‡
Scout Unconstrained Bond Fund	16.23%
BofA Merrill Lynch® LIBOR 3-Month Constant Maturity Index*	0.35%
Lipper Multi-Sector Income Funds Index*	7.84%
‡	Inception – September 29, 2011.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of October 31, 2011, the gross expense ratio was 2.10% (as disclosed in the most recent Prospectus) compared to the June 30, 2012 gross expense ratio of 1.62%.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

The Advisor has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 31, 2012 in order to limit the total annual fund operating expenses, excluding any acquired fund fees/expenses and certain other expenses, to no more than 0.99%. If total annual fund operating expenses would fall below the expense limit, the Advisor may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the previous three fiscal years.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

PORTFOLIO CHARACTERISTICS (Unaudited)

Scout
Unconstrained
Bond
Average Maturity	3.7 years
Average Duration	3.2 years
Yield to Maturity/Call	6.5%
Number of Holdings	53
Total Assets (in millions)	$32.5
Inception Date	9/29/11

FUND DIVERSIFICATION (Unaudited)
Scout Unconstrained Bond Fund (SUBFX)

Based on total investments as of June 30, 2012. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout Unconstrained Bond Fund (SUBFX)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
9/29/11	$10.00	$—	$—	$10.00
12/31/11	10.05	0.23	0.18	10.46
6/30/12 (a)	11.02	0.14	—	11.57

(a)	Six month only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective 12-month or 6-month period ended.

(c)	Does not assume any compounding of reinvested distributions.

 Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

32	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
June 30, 2012

UNCONSTRAINED BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 14.1%
Conseco Financial Corp.
Series 1996-2, Class M1,
7.600%, 04/15/26(a)(b)	$330,687	$301,310
Countrywide Asset-Backed Certificates
Series 2006-S2, Class A3,
5.841%, 07/25/27(a)	42,420	32,076
Series 2006-S2, Class A4,
6.091%, 07/25/27(a)	1,264,936	638,454
GMAC Mortgage Corp. Loan Trust
Series 2006-HE3, Class A3,
5.805%, 10/25/36(a)(b)	61,471	44,063
GSAA Trust
Series 2006-S1, Class 1A1,
0.405%, 01/25/37(a)(b)	463,866	118,599
Home Equity Mortgage Trust
Series 2006-1, Class A1B,
0.375%, 05/25/36(a)(b)	260,384	250,478
Series 2006-1, Class A2,
5.300%, 05/25/36(a)	1,675,000	996,573
Nomura Asset Acceptance Corp.
Series 2006-S1, Class A3,
0.465%, 01/25/36(a)(b)(c)	308,575	142,079
Series 2006-S1, Class A2,
0.555%, 01/25/36(a)(b)(c)	986,345	458,916
Residential Funding Mortgage Securities II, Inc.
Series 2003-HS1, Class AI6,
3.830%, 02/25/33(a)(b)	26,927	25,826
Series 2003-HS3, Class A2A,
0.525%, 08/25/33(a)(b)	19,022	14,671
Series 2006-HSA1, Class A3,
5.230%, 02/25/36(a)(b)	101,517	76,844
Series 2006-HSA2, Class AI3,
5.550%, 03/25/36(a)(b)	709,394	271,208
Structured Asset Securities Corp.
Series 2005-S6, Class A2,
0.825%, 11/25/35(a)(b)	13,216	12,171
Series 2005-S7, Class A2,
0.545%, 12/25/35(a)(b)(c)	477,145	357,108
Series 2006-S2, Class A2,
5.500%, 06/25/36(a)	1,605,771	852,306
TOTAL ASSET-BACKED SECURITIES
(Cost $4,329,629) — 14.1%		4,592,682

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
GS Mortgage Securities Corp. II
Series 2007-GG10, Class A4,
5.979%, 08/10/45(a)(b)	440,000	488,318

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $478,610) — 1.5%		488,318

CORPORATE BONDS — 50.7%
Ally Financial, Inc.
4.500%, 02/11/14	250,000	253,437
8.300%, 02/12/15	450,000	490,500
5.500%, 02/15/17	200,000	203,148
6.250%, 12/01/17	220,000	231,728
7.500%, 09/15/20	1,400,000	1,573,250
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 07/31/22(a)	587,344	609,370
American International Group, Inc.
6.400%, 12/15/20(a)	1,000,000	1,131,477
Bank of America Corp.
3.750%, 07/12/16	375,000	378,050
5.000%, 05/13/21	1,150,000	1,186,463
Citigroup, Inc.
4.450%, 01/10/17	445,000	466,468
8.500%, 05/22/19	650,000	802,770
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 02/10/24(a)	443,425	476,682
Goldman Sachs Group, Inc.
3.625%, 02/07/16	265,000	265,029
6.000%, 06/15/20	105,000	112,095
5.250%, 07/27/21	795,000	807,575
5.750%, 01/24/22	300,000	316,681
Hartford Financial Services Group, Inc.
6.000%, 01/15/19(a)	270,000	289,218
5.125%, 04/15/22(a)	1,300,000	1,338,683
Hertz Corp.
6.750%, 04/15/19(a)	125,000	130,000
Liberty Mutual Group, Inc.
5.000%, 06/01/21(a)(c)	235,000	236,500
Lloyds TSB Bank PLC
5.800%, 01/13/20(c)(d)	300,000	320,703
6.500%, 09/14/20(c)(d)	300,000	295,486
Morgan Stanley
3.800%, 04/29/16	300,000	290,641
5.750%, 01/25/21(a)	180,000	177,488
5.500%, 07/28/21(a)	1,120,000	1,103,488

(Continued on next page)

JUNE 30, 2012	33

SCHEDULE OF INVESTMENTS
June 30, 2012

UNCONSTRAINED BOND FUND (Continued)

	Principal
	Amount	Value
CORPORATE BONDS (Continued )
Nationwide Financial Services
5.375%, 03/25/21(a)(c)	$300,000	$309,777
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 05/01/21(a)	544,300	576,958
Royal Bank of Scotland PLC
3.950%, 09/21/15(d)	745,000	758,837
Telefonica Emisiones S.A.U.
5.462%, 02/16/21(d)	160,000	139,327
U.S. Airways 2010-1 Class A Pass-Through Trust
6.250%, 10/22/24(a)	565,943	594,240
U.S. Airways 2012-1 Class A Pass-Through Trust
5.900%, 04/01/26(a)	210,000	214,987
UAL 2007-1 Pass-Through Trust
6.636%, 01/02/24(a)	471,439	492,654

TOTAL CORPORATE BONDS
(Cost $16,005,275) — 50.7%		16,573,710

SHORT-TERM INVESTMENTS — 30.6%
UMB Money Market Fiduciary, 0.010%	9,979,474	9,979,474

TOTAL SHORT-TERM INVESTMENTS
(Cost $9,979,474) — 30.6%		9,979,474

TOTAL INVESTMENTS
(Cost $30,792,988) — 96.9%		31,634,184

Other assets less liabilities — 3.1%		1,018,649

TOTAL NET ASSETS — 100.0%
(equivalent to $11.02 per share;
unlimited shares of $1.00 par value
capital shares authorized;
2,964,314 shares outstanding)		$32,652,833

PLC — Public Limited Company

(a) Callable.

(b) Variable rate security (presented at the current rate as of period end).

(c) 144A restricted security.

(d) Foreign security denominated in U.S. dollars.

FUTURES CONTRACTS

		Number of			Unrealized
	Expiration	Contracts	Value at	Value at	Appreciation
Descriptions	Date	Long (Short)	Trade Date	June 30, 2012	(Depreciation)
U.S. 10 Year Treasury Note	September 2012	(7)	$(935,799)	$(933,625)	$2,174
TOTAL FUTURES CONTRACTS			$(935,799)	$(933,625)	$2,174

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

			Rating of					Unrealized
		Buy/Sell(e)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(f)	(Depreciation)
Goldman Sachs	CDX North America High Yield Index Series 18	Sell	B2/B	Receive	5.00%	6/20/17	$13,365,000	$172,991
JP Morgan	CDX North America High Yield Index Series 18	Sell	B2/B	Receive	5.00%	6/20/17	6,435,000	145,927
TOTAL SWAP CONTRACTS							$19,800,000	$318,918

(e)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(f)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying Notes to Financial Statements.

34	SCOUT FUNDS ANNUAL REPORT

Core Bond Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Core Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of fixed-income obligations.

Market Review

During the 12 months ended June 30, 2012, U.S. fixed income markets experienced three distinct “risk on” and “risk off” periods.

The initial months of the reporting period were a “risk off” phase. Further weak data heightened fears that the U.S. economy was headed for a return to recession or very sluggish growth. A downgrade of the U.S. sovereign rating, a lack of political support for additional fiscal stimulus, and Europe’s sovereign debt concerns complicated the situation. Market conditions deteriorated, prompting the Federal Reserve to initiate “Operation Twist,” a program to purchase $400 billion of long-term U.S. debt while selling an equal amount of short-term Treasuries. This move was designed to keep long-term rates low, in order to stimulate the economy without increasing the size of the Fed’s balance sheet. Despite the Fed’s action, investors flocked to Treasuries, and the gaps between yields for Treasuries and non-Treasuries of comparable maturity (i.e., spreads) widened. Rising yields for most non-Treasury bonds (i.e., spread sectors) pushed down prices so that spread sectors underperformed the Treasury market.

Spreads then narrowed and spread sectors generally outperformed during the fall and winter months, when investors regained a greater tolerance for risk. The following factors helped drive positive investor sentiment: a long-term refinancing operation (LTRO) in Europe (designed to spur borrowing by providing inexpensive capital); other indications that Europe would take coordinated action to stem the debt crisis there; and encouraging U.S. employment reports. Investor sentiment also received a boost from an announcement that the Fed would maintain exceptionally low interest rates through late 2014.

The positive market environment faded during the waning months of the reporting period, overpowered by evidence that the efforts to stem Europe’s debt crisis had provided only temporary relief, and the situation was growing more dire. A scarcity of positive domestic news also weighed on investor sentiment. Employment numbers, considered by many to be an indicator of U.S. economic strength, disappointed as nonfarm payroll growth was well below expectations.

In June, the Fed acknowledged the U.S. economic weakness by extending Operation Twist through yearend, authorizing purchases of up to an additional $267 billion in 6- to 30-year Treasuries, while selling securities with maturities of 3 years or less. Investors accepted the Fed’s action but remained cautious in the face of fresh concerns. The so-called “fiscal cliff,” a combination of scheduled tax increases and federal budget spending cuts set to begin in 2013, weighed on the market during the second quarter. In addition, Moody’s Investor Services downgraded 15 major domestic and foreign banks. Investors dialed back the risk gauge in April and May, swarming into the Treasury market and trimming holdings of riskier debt, leaving spreads wider in the second quarter.

At period-end, the Treasury yield curve was flatter (less difference between short- and long-term interest rates) and lower than a year earlier. During the course of the 12 months, spreads widened in high-yield and mortgage-backed securities (MBS), but they still posted 7.12% and 5.06% returns,* respectively.

Portfolio Review

The Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, a reflection of good securities selection in all spread sectors, partially offset by the Fund’s relatively short duration (i.e., the portfolio’s sensitivity to interest-rate movements).

In the investment-grade corporate sector, the Fund benefited from an emphasis on bonds from financial issuers, which performed better than bonds from utilities or industrial issuers. A relative contribution to performance in the asset-backed securities (ABS) sector can be traced to our overweight positioning as this sector outperformed.

The Fund also benefited from overweighting commercial mortgage-backed securities (CMBS), an outperforming sector, and from selective positioning in the MBS sector, where we focused on lower-risk securities (e.g., low-coupon pass-through securities and securities backed by multi-family housing issued by government-sponsored entities).

By spring, we had repositioned the portfolio to a more defensive stance, in response to very significant moves in the spread sectors during the prior three months. More specifically, we had increased the weighting in Treasuries, although we remained underweight versus the benchmark, and added to positions in short-maturity, high-quality ABS. When rates declined and prices, which move in opposition to rates, rose, long-term maturities appreciated the most, so the focus on short-term securities hurt performance relative to the benchmark.

*	High-yield returns represented by the Barclays U.S. Corporate High Yield Index, Mortgage-back returns represented by the Barclays U.S. MBS Index.

The Barclays U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

The Barclays U.S. Mortgage-Backed Securities (MBS) Index covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

JUNE 30, 2012	35

Outlook

Entering the summer quarter, we maintained the weightings mentioned above: overweight in the corporate sector, with a focus on financial issuers; overweight in ABS, where short-term, high-quality issues provide additional yield at low levels of risk; and underweight in the MBS sector. We believe that spreads do not appropriately compensate investors for the uncertain timing of cash flows in the mortgage sector. Therefore, we favor multi-family agency-backed securities over traditional residential pass-through securities, because the cash flows may be more reliable.

We remain biased toward a shorter duration. Real interest rates (i.e., interest rates after factoring in inflation) are unattractively low across the yield curve. If rates were to rise, pushing prices down, our short duration would help limit the impact. We will respond to opportunities in the various sectors as they arise, while duration will likely remain shorter than or, at most, equal to that of the benchmark.

Thank you for your continued support of the Scout Core Bond Fund.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Core Bond Fund, Barclays Capital U.S. Aggregate Bond Index and Lipper Intermediate Investment Grade Debt Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

* Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays Capital U.S. Aggregate Bond Index represents the securities of the U.S. dollar-denominated investment grade bond market. The Lipper Intermediate Investment Grade Debt Funds Index conists of Funds that, by portfolio practice, invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations. The return of principal in a bond fund is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Mortgage-and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy.

36	SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
Scout Core Bond Fund – Institutional Class (SCCIX) as of June 30, 2012

	1 Year	3 Years	5 Years	10 Years
Scout Core Bond Fund – Institutional Class	8.24%	9.36%	8.92%	6.61%
Barclays Capital U.S. Aggregate Bond Index*	7.47%	6.93%	6.79%	5.63%
Lipper Intermediate Investment Grade Debt Funds Index*	7.31%	9.02%	6.51%	5.53%

Scout Core Bond Fund – Class Y (SCCYX)

as of June 30, 2012

		Since
	1 Year	Inception‡
Scout Core Bond Fund – Class Y	8.06%	7.91%
Barclays Capital U.S. Aggregate Bond Index*	7.47%	7.70%
Lipper Intermediate Investment Grade Debt Funds Index*	7.31%	7.12%

‡	Inception – April 21, 2011.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Bond Fund – Institutional Class reflects the historical performance of the Frontegra Columbus Core Fund – Institutional Class (the “Predecessor Fund”). Effective after the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Bond Fund – Institutional Class.

As of June 30, 2011, the gross expense ratios for the Institutional Class and Class Y were 0.69% and 1.09%, respectively (as disclosed in the most recent Prospectus), compared to the June 30, 2012 gross expense ratios of 0.67% and 0.84%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

The Advisor has entered into an agreement to waive advisory fees and/or assume certain fund expenses through April 21, 2013 in order to limit the total annual fund operating expenses, excluding certain expenses, before taking into account any Rule 12b-1 fees, shareholder servicing fees or acquired fund fees and expenses to no more than 0.40%. If total annual fund operating expenses would fall below the expense limit, the Advisor may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the previous three year period.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

Prior to March 11, 2011, the Fund was known as the Scout Bond Fund.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION (Unaudited)
Scout Core Bond Fund (SCCIX & SCCYX)

Based on total investments as of June 30, 2012. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout Core Bond Fund – Institutional Class (SCCIX)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/07	$10.47	$0.48	$—	$13.77
12/31/08	9.27	0.55	—	13.12
12/31/09	11.13	0.67	—	15.65
12/31/10	11.62	0.34	—	16.48
12/31/11	11.33	0.62	0.02	16.83
6/30/12 (a)	11.61	0.11	—	17.22

Scout Core Bond Fund – Class Y (SCCYX)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
4/21/11	$11.19	$—	$—	$11.19
12/31/11	11.33	0.50	0.02	11.85
6/30/12 (a)	11.61	0.10	—	12.23

(a) Six month only. Distributions typically occur in June and/or December.

(b) Represents distributions for the respective 12-month or 6-month period ended.

(c) Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

		Barclays
		Capital U.S.
	Scout	Aggregate
	Core Bond	Bond*
Average Maturity	6.0 years	7.1 years
Average Duration	4.2 years	5.1 years
Yield to Maturity/Call	1.9%	2.0%
Number of Holdings	134	7,921
Total Assets (in millions, all share classes)	$172.3	—
Scout Core Bond – Institutional Class Inception Date	2/23/01	—
Scout Core Bond – Classs Y Inception Date	4/21/11	—

* Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2012	37

SCHEDULE OF INVESTMENTS
June 30, 2012

CORE BOND FUND

	Principal
	Amount	Value
ASSET-BACKED SECURITIES — 12.3%
Ally Master Owner Trust
Series 2011-1, Class A1,
1.112%, 01/15/16(a)(b)	$1,245,000	$1,253,148
AmeriCredit Automobile Receivables Trust
Series 2008-AF, Class A4,
6.960%, 10/14/14(a)	452,747	460,930
Bank of America Auto Trust
Series 2012-1, Class A2,
0.590%, 11/17/14(a)	970,000	970,270
Chase Issuance Trust
Series 2005-A11, Class A,
0.312%, 12/15/14(a)(b)(c)	1,460,000	1,460,302
Series 2011-A3, Class A3,
0.362%, 12/15/15(a)(b)	765,000	765,673
Chrysler Financial Auto Securitization Trust
Series 2009-A, Class A3,
2.820%, 01/15/16(a)(c)	138,741	139,153
Citibank Credit Card Issuance Trust
Series 2007-A7, Class A7,
0.594%, 08/20/14(a)(b)	1,240,000	1,240,536
Series 2009-A5, Class A5,
2.250%, 12/23/14(a)(c)	1,000,000	1,008,906
Discover Card Master Trust
Series 2009-A2, Class A,
1.542%, 02/17/15(a)(b)(c)	985,000	986,592
Series 2007-A2, Class A2,
0.808%, 06/15/15(a)(b)	1,695,000	1,697,441
Ford Credit Auto Owner Trust
Series 2009-D, Class A3,
2.170%, 10/15/13(a)(c)	109,068	109,291
Series 2012-B, Class A2,
0.570%, 01/15/15(a)	1,545,000	1,545,671
GE Capital Credit Card Master Note Trust
Series 2009-2, Class A,
3.690%, 07/15/15(a)(c)	1,695,000	1,695,000
Series 2010-3, Class A,
2.210%, 06/15/16(a)	770,000	781,909
Hertz Vehicle Financing, LLC
Series 2009-2A, Class A1,
4.260%, 03/25/14(a)(d)	910,000	926,399
Series 2011-1A, Class A1,
2.200%, 03/25/16(a)(d)	1,705,000	1,740,967
Honda Auto Receivables Owner Trust
Series 2010-3, Class A3,
0.700%, 04/21/14(a)	326,775	327,012
Series 2012-1, Class A2,
0.570%, 08/15/14(a)	875,000	875,378
Huntington Auto Trust
Series 2012-1, Class A2,
0.540%, 11/17/14(a)	1,240,000	1,240,043
Hyundai Auto Receivables Trust
Series 2009-A, Class A3,
2.030%, 08/15/13(a)(c)	133,669	133,816
Series 2010-B, Class A3,
0.970%, 04/15/15(a)(c)	266,310	267,117
Mercedes-Benz Auto Receivables Trust
Series 2011-1, Class A2,
0.352%, 11/15/13(a)(b)(c)	752,662	752,756
Mid-State Trust
Series 11, Class A1,
4.864%, 07/15/38(a)	115,389	118,307
SLM Student Loan Trust
Series 2007-1, Class A3,
0.496%, 07/25/18(a)(b)	413,501	412,068
USAA Auto Owner Trust
Series 2010-1, Class A3,
1.300%, 06/16/14(a)(c)	259,491	259,889

TOTAL ASSET-BACKED SECURITIES
(Cost $21,134,145) — 12.3%		21,168,574

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.6%
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2003-1, Class A2,
4.648%, 03/11/13(a)	830,056	841,280
Series 2006-3, Class A4,
5.889%, 07/10/44(a)(b)	860,000	970,952
Series 2007-5, Class A4,
5.492%, 02/10/51(a)	520,000	593,125
Bear Stearns Commercial Mortgage Securities
Series 2003-PWR2, Class A4,
5.186%, 05/11/39(b)	343,055	352,641
CFCRE Commercial Mortgage Trust
Series 2011-C1, Class A1,
1.871%, 04/15/44(a)(d)	645,936	648,621
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4,
5.534%, 04/15/40(a)(b)	390,000	416,022
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-CP5, Class A2,
4.940%, 12/15/35(a)	808,655	813,254
GE Capital Commercial Mortgage Corp.
Series 2003-C2, Class A4,
5.145%, 07/10/37(a)	361,364	371,171
Series 2004-C3, Class A4,
5.189%, 07/10/39(a)(b)	230,000	245,061
GMAC Commercial Mortgage Securities, Inc.
Series 2002-C3, Class A2,
4.930%, 07/10/39(a)	1,167,872	1,176,618
Greenwich Capital Commercial Funding Corp.
Series 2003-C1, Class A4,
4.111%, 07/05/35(a)	762,125	775,360
Series 2004-GG1, Class A7,
5.317%, 06/10/36(a)(b)	245,000	259,656
Series 2007-GG9, Class A4,
5.444%, 03/10/39(a)	315,000	349,439
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1,
1.103%, 03/06/20(b)(d)	1,006,986	1,000,282
Series 2007-GG10, Class A4,
5.979%, 08/10/45(a)(b)	2,155,000	2,391,649
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-CBX, Class A1,
0.958%, 06/15/45(a)	975,000	975,381
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4A,
5.979%, 08/15/45(b)(d)	850,000	963,233
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $13,081,712) — 7.6%		13,143,745

38	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2012

CORE BOND FUND (Continued)

	Principal
	Amount	Value
CORPORATE BONDS — 29.3%
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 07/31/22(a)	$631,031	$654,695
American International Group, Inc.
4.250%, 09/15/14(a)	335,000	347,171
5.050%, 10/01/15(a)	845,000	896,867
6.400%, 12/15/20(a)	535,000	605,340
4.875%, 06/01/22(a)	2,230,000	2,281,785
AT&T, Inc.
1.700%, 06/01/17(a)	880,000	884,094
Bank of America Corp.
3.875%, 03/22/17	570,000	580,657
5.700%, 01/24/22	995,000	1,095,788
Barclays Bank PLC
2.750%, 02/23/15(e)	980,000	986,589
3.900%, 04/07/15(e)	570,000	590,426
British Telecommunications PLC
2.000%, 06/22/15(a)(e)	740,000	750,168
Burlington Northern and Santa Fe Railway Co.
2004-1 Pass-Through Trust
4.575%, 01/15/21	468,428	506,344
Citigroup, Inc.
4.450%, 01/10/17	765,000	801,906
Continental Airlines 2007-1 Class A Pass-Through Trust
5.983%, 10/19/23(a)	1,258,563	1,365,541
Credit Suisse
2.200%, 01/14/14(e)	565,000	568,673
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 02/10/24(a)	1,081,078	1,162,158
Delta Air Lines 2011-1 Pass-Through Trust
5.300%, 10/15/20(a)	744,731	795,000
Delta Air Lines 2012-1 Class A Pass-Through Trust
4.750%, 05/07/20(a)	1,540,000	1,565,025
Deutsche Bank A.G.
4.875%, 05/20/13(e)	385,000	396,393
Deutsche Telekom International Finance B.V.
2.250%, 03/06/17(a)(d)(e)	1,350,000	1,333,958
Entergy Arkansas, Inc.
5.000%, 07/01/18(a)	315,000	314,299
Entergy Texas, Inc.
3.600%, 06/01/15(a)	1,005,000	1,045,704
Farmers Insurance Exchange
6.000%, 08/01/14(d)	315,000	334,193
Ford Motor Credit Co., LLC
4.207%, 04/15/16(d)	2,090,000	2,170,210
General Electric Capital Corp.
1.625%, 07/02/15	1,240,000	1,241,926
2.300%, 04/27/17	1,025,000	1,031,930
Goldman Sachs Group, Inc.
6.000%, 06/15/20	485,000	517,771
5.750%, 01/24/22	1,305,000	1,377,563
Hartford Financial Services Group, Inc.
5.500%, 10/15/16(a)	610,000	660,541
5.375%, 03/15/17(a)	580,000	616,827
6.000%, 01/15/19(a)	1,475,000	1,579,986
5.500%, 03/30/20(a)	547,000	571,098
ING Bank N.V.
3.750%, 03/07/17(d)(e)	1,445,000	1,438,221
JPMorgan Chase & Co.
3.450%, 03/01/16	1,175,000	1,217,865
4.500%, 01/24/22	1,390,000	1,497,333
Kiowa Power Partners, LLC
4.811%, 12/30/13(d)	78,217	79,072
Liberty Mutual Group, Inc.
5.000%, 06/01/21(a)(d)	1,920,000	1,932,255
Lloyds TSB Bank PLC
4.200%, 03/28/17(e)	580,000	598,274
Metropolitan Life Global Funding I
1.700%, 06/29/15(d)	1,935,000	1,936,455
2.500%, 09/29/15(d)	120,000	122,991
Morgan Stanley
4.750%, 03/22/17	1,090,000	1,087,604
5.500%, 07/28/21(a)	960,000	945,847
Nationwide Financial Services
5.375%, 03/25/21(a)(d)	1,490,000	1,538,561
New York Life Global Funding
1.850%, 12/13/13(d)	1,380,000	1,396,792
Northern Trust Corp.
3.375%, 08/23/21	150,000	161,163
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 05/01/21(a)	562,293	596,031
Pricoa Global Funding I
5.450%, 06/11/14(d)	145,000	157,043
Prudential Holdings, LLC
7.245%, 12/18/23(a)(d)	75,000	86,765
8.695%, 12/18/23(a)(d)	1,370,000	1,691,525
Prudential Insurance Co. of America
8.300%, 07/01/25(d)	530,000	698,021
Royal Bank of Scotland PLC
3.950%, 09/21/15(e)	465,000	473,636
Simon Property Group LP
2.150%, 09/15/17(a)	1,120,000	1,118,288
UBS A.G.
5.875%, 12/20/17(e)	475,000	530,578
Union Pacific Railroad Co. 2004 Pass-Through Trust
5.404%, 07/02/25	269,205	302,228
Union Pacific Railroad Co. 2005 Pass-Through Trust
5.082%, 01/02/29(a)	852,117	964,460
Union Pacific Railroad Co. 2006 Pass-Through Trust
5.866%, 07/02/30(a)	239,718	275,920
TOTAL CORPORATE BONDS
(Cost $49,220,555) — 29.3%		50,477,554

MORTGAGE-BACKED SECURITIES — 21.5%
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
5.250%, 03/27/37(a)(b)(d)	568,571	580,590
Fannie Mae Pool
4.442%, 08/01/13	17,518	17,681
0.659%, 06/01/18(b)	1,310,000	1,338,695
0.629%, 07/01/18(b)	535,000	534,759
0.639%, 08/01/18(b)	2,006,676	2,037,890
3.330%, 07/01/20	1,059,414	1,153,265
3.330%, 10/01/20	1,302,763	1,395,060
0.709%, 11/01/20(b)	6,940,000	6,951,090
3.230%, 11/01/20	1,398,287	1,488,485
4.000%, 04/01/24	1,196,997	1,273,756
4.000%, 11/01/25	974,148	1,036,617
2.500%, 03/01/26	559,461	577,192
5.970%, 01/01/40	195,135	229,606

(Continued on next page)

June 30, 2012	39

SCHEDULE OF INVESTMENTS

June 30, 2012

CORE BOND FUND (Continued)

	Principal
	Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)
5.970%, 01/01/40	$165,865	$195,165
5.100%, 12/01/40	309,542	352,538
3.000%, 08/15/42(f)	11,170,000	11,428,306
Fannie Mae REMIC
Series 2008-76, Class GF,
0.895%, 09/25/23(b)	707,793	715,580
Series 2010-46, Class A,
4.000%, 05/25/24	253,807	258,226
Fannie Mae-Aces
Series 2011-M6, Class A1,
1.951%, 06/25/21	495,036	503,197
Series 2012-M6, Class AFL,
0.745%, 06/25/22(b)	2,750,000	2,750,000
Freddie Mac REMIC
Series 3609, Class LA,
4.000%, 12/15/24(a)	891,800	939,021
Series 3688, Class JA,
3.500%, 01/15/30(a)	1,222,841	1,271,496
MASTR Asset Securitization Trust
Series 2004-3, Class 2A1,
4.750%, 01/25/14(a)	14,894	15,054
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $36,383,921) — 21.5%		37,043,269

U.S. GOVERNMENT AND AGENCIES — 32.3%
Federal Deposit Insurance Corp.
Series 2011-C1, Class A,
1.840%, 04/25/31(a)(b)(d)	528,180	534,648
Government National Mortgage Association
6.000%, 03/15/13	148	149
6.000%, 06/15/13	758	775
7.000%, 07/20/16	9,645	10,429
National Credit Union Administration
Series 2010-A1, Class A,
0.589%, 12/07/20(a)(b)	1,293,877	1,298,509

United States Treasury Note/Bond
0.125%, 08/31/13	39,785,000	39,718,161
2.000%, 11/15/21	175,000	181,439
2.000%, 02/15/22	1,795,000	1,855,441
3.125%, 02/15/42	7,865,000	8,447,498
3.000%, 05/15/42	3,435,000	3,597,627
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $55,324,608) — 32.3%		55,644,676

SHORT-TERM INVESTMENTS — 3.6%
UMB Money Market Fiduciary, 0.010%	6,250,479	6,250,479

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,250,479) — 3.6%		6,250,479

TOTAL INVESTMENTS
(Cost $181,395,420) — 106.6%		183,728,297

Liabilities less other assets — (6.6)%		(11,408,766)

TOTAL NET ASSETS — 100.0%
(equivalent to $11.61 per share; unlimited shares of $1.00 par value capital shares authorized; 14,655,094 shares outstanding for Institutional Class; equivalent to $11.61 per share; unlimited shares of $ 1.00 par value capital shares authorized; 189,564 shares outstanding for Class Y)		$172,319,531

LLC — Limited Liability Company

LP — Limited Partnership

MASTR — Mortgage Asset Securization Transactions, Inc.

PLC — Public Limited Company

REMIC — Real Estate Mortgage Investment Conduit

(a)	Callable.

(b)	Variable rate security (presented at the current rate as of period end).

(c)	Securities with an aggregate market value of $6,812,822 have been earmarked as collateral for delayed-delivery securities.

(d)	144A restricted security.

(e)	Foreign security denominated in U.S. dollars.

(f) Purchased on a delayed-delivery basis.

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

			Rating of					Unrealized
		Buy/Sell(g)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(h)	(Depreciation)
Goldman Sachs	CDX North America Investment Grade Index Series 18	Sell	BAA1/BBB+	Receive	1.00%	6/20/17	$3,960,000	$25,957
JP Morgan	CDX North America Investment Grade Index Series 18	Sell	BAA1/BBB+	Receive	1.00%	6/20/17	21,190,000	64,687
TOTAL SWAP CONTRACTS							$25,150,000	$90,644

(g)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(h)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying Notes to Financial Statements.

40	SCOUT FUNDS ANNUAL REPORT

Core Plus Bond Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Core Plus Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of fixed-income obligations.

Market Review

During the 12 months ended June 30, 2012, U.S. fixed income markets experienced three distinct “risk on” and “risk off” periods.

The initial months of the reporting period were a “risk off” phase. Further weak data heightened fears that the U.S. economy was headed for a return to recession or very sluggish growth. A downgrade of the U.S. sovereign rating, a lack of political support for additional fiscal stimulus, and Europe’s sovereign debt concerns complicated the situation. Market conditions deteriorated, prompting the Federal Reserve to initiate “Operation Twist,” a program to purchase $400 billion of long-term U.S. debt while selling an equal amount of short-term Treasuries. This move was designed to keep long-term rates low, in order to stimulate the economy without increasing the size of the Fed’s balance sheet. Despite the Fed’s action, investors flocked to Treasuries, and the gaps between yields for Treasuries and non-Treasuries of comparable maturity (i.e., spreads) widened. Rising yields for most non-Treasury bonds (i.e., spread sectors) pushed down prices so that spread sectors underperformed the Treasury market.

Spreads then narrowed and spread sectors generally outperformed during the fall and winter months, when investors regained a greater tolerance for risk. The following factors helped drive positive investor sentiment: a long-term refinancing operation (LTRO) in Europe (designed to spur borrowing by providing inexpensive capital); other indications that Europe would take coordinated action to stem the debt crisis there; and encouraging U.S. employment reports. Investor sentiment also received a boost from an announcement that the Fed would maintain exceptionally low interest rates through late 2014.

The positive market environment faded during the waning months of the reporting period, overpowered by evidence that the efforts to stem Europe’s debt crisis had provided only temporary relief, and the situation was growing more dire. A scarcity of positive domestic news also weighed on investor sentiment. Employment numbers, considered by many to be an indicator of U.S. economic strength, disappointed as nonfarm payroll growth was well below expectations.

By June, the Fed acknowledged the U.S. economic weakness by extending Operation Twist through year-end, authorizing purchases of up to an additional $267 billion in 6- to 30-year Treasuries, while selling securities with maturities of 3 years or less. Investors accepted the Fed’s action but remained cautious in the face of fresh concerns. The so-called “fiscal cliff,” a combination of scheduled tax increases and federal budget spending cuts set to begin in 2013, weighed on the market during the second quarter. In addition, Moody’s Investor Services downgraded 15 major domestic and foreign banks. Investors dialed back the risk gauge in April and May, swarming into the Treasury market and trimming holdings of riskier debt, leaving spreads wider in the second quarter.

At period-end, the Treasury yield curve was flatter (less difference between short- and long-term interest rates) and lower than a year earlier. During the course of the 12 months, spreads widened in high-yield and mortgage-backed securities (MBS), but they still posted 7.12% and 5.06% returns,* respectively.

Portfolio Review

The Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, a reflection of good securities selection in most spread sectors, partially offset by the Fund’s relatively short duration (i.e., the portfolio’s sensitivity to interest-rate movements).

In the investment-grade corporate sector, the Fund benefited from an emphasis on bonds from financial issuers, which performed better than bonds from utilities or industrial issuers. A relative contribution to performance in the asset-backed securities (ABS) sector can be traced to our second lien or home equity holdings, which strongly outperformed. We purchased these securities at an extreme discount after the 2008-2009 financial crisis, when defaults on home equity loans were high. Since then, default rates declined, the perceived risk of owning these securities lessened, and the prices of the securities have risen sharply.

The Fund’s strong showing in the high-yield sector was attributable to a high-yield index swap and airline enhanced equipment trust certificates (EETCs). Nearly all fixed-income securities are priced based on their relative risk compared to Treasuries and other securities. High-yield index swaps such as those we own, which represent groups of credit derivatives (CDX), usually are priced similarly to high-yield cash bonds. Due to somewhat technical reasons, a price gap opened between the price of CDX high-yield index swaps and high-yield cash bonds. We took advantage of the price gap to buy the CDX index swap at an attractive price and captured a nice return when pricing trended back toward a more normal level.

*	High-yield returns represented by the Barclays U.S. Corporate High Yield Index, Mortgage-back returns represented by the Barclays U.S. MBS Index.

The Barclays U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

The Barclays U.S. Mortgage-Backed Securities (MBS) Index covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

June 30, 2012	41

The Fund also benefited from overweighting commercial mortgage-backed securities (CMBS), an outperforming sector, and from selective positioning in the MBS sector, where we focused on lower-risk securities (e.g., low-coupon pass-through securities and securities backed by multifamily housing issued by government-sponsored entities).

By spring, we had repositioned the portfolio to a more defensive stance, in response to very significant moves in the spread sectors during the prior three months. More specifically, we had increased the weighting in Treasuries, although we remained underweight versus the benchmark, and added to positions in short-maturity, high-quality ABS. When rates declined and prices, which move in opposition to rates, rose, long-term maturities appreciated the most, so the focus on short-term securities hurt performance relative to the benchmark. Finally, our investments in non-dollar securities detracted slightly from total return.

Outlook

Entering the summer quarter, we maintained the weightings mentioned above: overweight in the corporate sector, with a focus on financial issuers; overweight in ABS, where short-term, high-quality issues provide additional yield at low levels of risk; and underweight in the MBS sector. We believe that spreads do not appropriately compensate investors for the uncertain timing of cash flows in the mortgage sector. Therefore, we favor multi-family agency-backed securities over traditional residential pass-through securities, because the cash flows may be more reliable.

We remain biased toward a shorter duration. Real interest rates (i.e., interest rates after factoring in inflation) are unattractively low across the yield curve. If rates were to rise, pushing prices down, our short duration would help to limit the impact. We will respond to opportunities in the various sectors as they arise, while duration will likely remain shorter than or, at most, equal to that of the benchmark.

Thank you for your continued support of the Scout Core Plus Bond Fund.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Core Plus Bond Fund, Barclays Capital U.S. Aggregate Bond Index, and Lipper Intermediate Investment Grade Debt Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays Capital U.S. Aggregate Bond Index represents the securities of the U.S. dollar-denominated investment grade bond market. The Lipper Intermediate Investment Grade Debt Funds Index consists of Funds that, by portfolio practice, invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a bond fund is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Mortgage-and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk. Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy.

42	SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

Scout Core Plus Bond Fund – Institutional Class (SCPZX)

as of June 30, 2012

	1 Year	3 Years	5 Years	10 Years
Scout Core Plus Bond Fund – Institutional Class	10.61%	11.71%	10.48%	8.16%
Barclays Capital U.S. Aggregate Bond Index*	7.47%	6.93%	6.79%	5.63%
Lipper Intermediate Investment Grade Debt Funds Index*	7.31%	9.02%	6.51%	5.53%

Scout Core Plus Bond Fund – Class Y (SCPYX)

as of June 30, 2012

		Since
	1 Year	Inception‡
Scout Core Plus Bond Fund – Class Y	10.34%	8.80%
Barclays Capital U.S. Aggregate Bond Index*	7.47%	6.17%
Lipper Intermediate Investment Grade Debt Funds Index*	7.31%	7.39%

‡	Inception – November 12, 2009.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results.

Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Plus Bond Fund – Institutional Class and Class Y reflects the historical performance of the Frontegra Columbus Core Plus Fund – Institutional Class and Class Y (the “Predecessor Fund”), respectively. Effective after the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class and Class Y returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Bond Plus Fund – Institutional Class and Class Y, respectively. As of June 30, 2011, the gross expense ratios for the Institutional Class and Class Y were 0.55% and 0.90%, respectively (as disclosed in the most recent Prospectus), compared to the June 30, 2012 gross expense ratios of 0.56% and 0.73%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

The Advisor has entered into an agreement to waive advisory fees and/or assume certain fund expenses through April 21, 2013 in order to limit the total annual fund operating expenses, excluding certain expenses, before taking into account any Rule 12b-1 fees, shareholder servicing fees or acquired fund fees and expenses to no more than 0.40%. If total annual fund operating expenses would fall below the expense limit, the Advisor may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the previous three year period.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION (Unaudited)

Scout Core Plus Bond Fund (SCPZX & SCPYX)

Based on total investments as of June 30, 2012. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout Core Plus Bond Fund – Institutional Class (SCPZX)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/07	$31.48	$1.94	$—	$51.84
12/31/08	26.14	2.49	0.03	49.02
12/31/09	31.15	3.90	—	57.93
12/31/10	31.43	2.80	—	61.01
12/31/11	31.67	2.16	0.16	63.57
6/30/12(a)	33.03	0.33	—	65.26

Scout Core Plus Bond Fund – Class Y (SCPYX)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
11/12/09	$33.08	$—	$—	$33.08
12/31/09	31.15	1.44	—	32.59
12/31/10	31.40	1.23	—	34.07
12/31/11	31.67	2.01	0.16	36.51
6/30/12(a)	33.03	0.32	—	38.19

(a)	Six month only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective 12-month or 6-month period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

		Barclays
		Capital U.S.
	Scout Core	Aggregate
	Plus Bond	Bond*
Average Maturity	6.3 years	7.1 years
Average Duration	4.4 years	5.1 years
Yield to Maturity/Call	2.3%	2.0%
Number of Holdings	150	7,921
Total Assets (in millions, all share classes)	$470.2	—
Scout Core Plus Bond – Institutional Class Inception Date	11/25/96	—
Scout Core Plus Bond – Class Y Inception Date	11/12/09	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

June 30, 2012	43

SCHEDULE OF INVESTMENTS

June 30, 2012

CORE PLUS BOND FUND

	Principal
	Amount	Value
ASSET-BACKED SECURITIES — 14.6%
Ally Master Owner Trust
Series 2011-1, Class A1,
1.112%, 01/15/16(a)(b)	$3,645,000	$3,668,853
AmeriCredit Automobile Receivables Trust
Series 2008-AF, Class A4,
6.960%, 10/14/14(a)	1,226,398	1,248,563
Bank of America Auto Trust
Series 2012-1, Class A2,
0.590%, 11/17/14(a)	2,825,000	2,825,785
Chase Issuance Trust
Series 2005-A11, Class A,
0.312%, 12/15/14(a)(b)(c)	4,190,000	4,190,867
Series 2011-A3, Class A3,
0.362%, 12/15/15(a)(b)	2,220,000	2,221,954
Chrysler Financial Auto Securitization Trust
Series 2009-A, Class A3,
2.820%, 01/15/16(a)(c)	287,446	288,301
Citibank Credit Card Issuance Trust
Series 2007-A7, Class A7,
0.594%, 08/20/14(a)(b)	3,660,000	3,661,581
Series 2009-A5, Class A5,
2.250%, 12/23/14(a)(c)	2,950,000	2,976,273
Conseco Financial Corp.
Series 1996-2, Class M1,
7.600%, 04/15/26(a)(b)	1,086,542	990,020
Countrywide Asset-Backed Certificates
Series 2006-S2, Class A3,
5.841%, 07/25/27(a)	796,186	602,040
Series 2006-S2, Class A4,
6.091%, 07/25/27(a)	2,380,031	1,201,278
Discover Card Master Trust
Series 2009-A2, Class A, 1.542%,
02/17/15(a) (b)(c)	2,940,000	2,944,751
Series 2007-A2, Class A2, 0.808%,
06/15/15(a) (b)	4,560,000	4,566,566
Ford Credit Auto Owner Trust
Series 2009-D, Class A3,
2.170%, 10/15/13(a)(c)	246,977	247,481
Series 2012-B, Class A2,
0.570%, 01/15/15(a)	4,545,000	4,546,972
GE Capital Credit Card Master Note Trust
Series 2009-2, Class A,
3.690%, 07/15/15(a)(c)	4,600,000	4,600,000
Series 2010-3, Class A,
2.210%, 06/15/16(a)	2,145,000	2,178,175
GMAC Mortgage Corp. Loan Trust
Series 2006-HE3, Class A3,
5.805%, 10/25/36(a)(b)	1,268,548	909,290
Hertz Vehicle Financing, LLC
Series 2009-2A, Class A1,
4.260%, 03/25/14(a)(d)	1,825,000	1,857,888
Series 2011-1A, Class A1,
2.200%, 03/25/16(a)(d)	4,555,000	4,651,088
Home Equity Mortgage Trust
Series 2006-1, Class A2,
5.300%, 05/25/36(a)	1,549,980	922,190
Honda Auto Receivables Owner Trust
Series 2010-3, Class A3,
0.700%, 04/21/14(a)	890,552	891,197
Series 2012-1, Class A2,
0.570%, 08/15/14(a)	2,400,000	2,401,037
Huntington Auto Trust
Series 2012-1, Class A2,
0.540%, 11/17/14(a)	3,555,000	3,555,124
Hyundai Auto Receivables Trust
Series 2009-A, Class A3,
2.030%, 08/15/13(a)(c)	266,693	266,987
Series 2010-B, Class A3,
0.970%, 04/15/15(a)(c)	763,682	765,998
Mercedes-Benz Auto Receivables Trust
Series 2011-1, Class A2,
0.352%, 11/15/13(a)(b)(c)	2,220,208	2,220,484
Mid-State Trust
Series 11, Class A1,
4.864%, 07/15/38(a)	816,601	837,252
Nomura Asset Acceptance Corp.
Series 2006-S1, Class A2,
0.555%, 01/25/36(a)(b)(d)	525,062	244,295
Residential Funding Mortgage Securities II, Inc.
Series 2003-HS1, Class AI6,
3.830%, 02/25/33(a)(b)	139,044	133,358
Series 2003-HS3, Class A2A,
0.525%, 08/25/33(a)(b)	298,720	230,385
Series 2006-HSA1, Class A3,
5.230%, 02/25/36(a)(b)	1,305,213	987,998
Series 2006-HSA1, Class A4,
5.490%, 02/25/36(a)(b)	1,186,811	599,761
Series 2006-HSA2, Class AI3,
5.550%, 03/25/36(a)(b)	945,858	361,611
Series 2006-HSA2, Class AI4,
5.810%, 03/25/36(a)	820,000	194,556
SACO I, Inc.
Series 2006-9, Class A1,
0.545%, 08/25/36(a)(b)	761,332	221,886
SLM Student Loan Trust
Series 2007-1, Class A3,
0.496%, 07/25/18(a)(b)	1,116,755	1,112,885
Structured Asset Securities Corp.
Series 2005-S6, Class A2,
0.825%, 11/25/35(a)(b)	259,027	238,544
Series 2005-S7, Class A2,
0.545%, 12/25/35(a)(b)(d)	490,585	367,168
Series 2006-S2, Class A2,
5.500%, 06/25/36(a)	1,926,925	1,022,767
USAA Auto Owner Trust
Series 2010-1, Class A3,
1.300%, 06/16/14(a)(c)	739,372	740,507
TOTAL ASSET-BACKED SECURITIES
(Cost $68,516,582) — 14.6%		68,693,716

44	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2012

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.7%
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2003-1, Class A2,
4.648%, 03/11/13(a)	$1,651,812	$1,674,148
Series 2006-3, Class A4,
5.889%, 07/10/44(a)(b)	2,670,000	3,014,467
Series 2007-5, Class A4,
5.492%, 02/10/51(a)	1,570,000	1,790,781
Bear Stearns Commercial Mortgage Securities
Series 2003-PWR2, Class A4,
5.186%, 05/11/39(b)	1,019,220	1,047,700
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4,
5.534%, 04/15/40(a)(b)	1,065,000	1,136,059
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-CP5, Class A2,
4.940%, 12/15/35(a)	717,965	722,048
GE Capital Commercial Mortgage Corp.
Series 2003-C2, Class A4,
5.145%, 07/10/37(a)	1,034,589	1,062,667
Series 2004-C3, Class A4,
5.189%, 07/10/39(a)(b)	625,000	665,926
Greenwich Capital Commercial Funding Corp.
Series 2003-C1, Class A4,
4.111%, 07/05/35(a)	2,226,691	2,265,360
Series 2004-GG1, Class A7,
5.317%, 06/10/36(a)(b)	665,000	704,780
Series 2007-GG9, Class A4,
5.444%, 03/10/39(a)	850,000	942,930
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1,
1.103%, 03/06/20(b)(d)	2,524,021	2,507,218
Series 2007-GG10, Class A4,
5.979%, 08/10/45(a)(b)	5,825,000	6,464,667
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-CBX, Class A1,
0.958%, 06/15/45(a)	2,685,000	2,686,049
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $26,430,989) — 5.7%		26,684,800

CORPORATE BONDS — 31.7%
Ally Financial, Inc.
4.500%, 02/11/14	1,895,000	1,921,056
5.500%, 02/15/17	2,575,000	2,615,533
7.500%, 09/15/20	2,685,000	3,017,269
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 07/31/22(a)	1,849,406	1,918,759
American International Group, Inc.
4.250%, 05/15/13(a)	2,020,000	2,060,327
4.250%, 09/15/14(a)	920,000	953,424
5.050%, 10/01/15(a)	1,920,000	2,037,852
6.400%, 12/15/20(a)	1,450,000	1,640,642
4.875%, 06/01/22(a)	6,195,000	6,338,860
AT&T, Inc.
1.700%, 06/01/17(a)	2,395,000	2,406,142
Bank of America Corp.
3.875%, 03/22/17	1,655,000	1,685,944
5.700%, 01/24/22	2,725,000	3,001,026
Barclays Bank PLC
2.750%, 02/23/15(e)	2,685,000	2,703,051
3.900%, 04/07/15(e)	1,600,000	1,657,336
6.050%, 12/04/17(d)(e)	635,000	641,631
BellSouth Telecommunications, Inc.
7.000%, 12/01/95	1,020,000	1,238,216
British Telecommunications PLC
2.000%, 06/22/15(a)(e)	2,070,000	2,098,444
Citigroup, Inc.
4.450%, 01/10/17	1,755,000	1,839,666
Credit Suisse
2.200%, 01/14/14(e)	1,620,000	1,630,530
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 02/10/24(a)	3,122,299	3,356,471
Delta Air Lines 2012-1 Class A Pass-Through Trust
4.750%, 05/07/20(a)	865,000	879,056
Deutsche Bank A.G.
4.875%, 05/20/13(e)	1,105,000	1,137,699
Deutsche Telekom International Finance B.V.
2.250%, 03/06/17(a)(d)(e)	3,875,000	3,828,953
Ford Motor Credit Co., LLC
3.875%, 01/15/15	2,735,000	2,816,541
2.750%, 05/15/15	3,355,000	3,382,222
4.250%, 02/03/17	2,380,000	2,494,783
5.000%, 05/15/18	3,530,000	3,748,443
FUEL Trust
4.207%, 04/15/16(d)	2,630,000	2,730,934
3.984%, 06/15/16(d)	1,770,000	1,814,539
General Electric Capital Corp.
1.625%, 07/02/15	3,420,000	3,425,312
2.300%, 04/27/17	2,985,000	3,005,182
Goldman Sachs Group, Inc.
6.000%, 06/15/20	1,330,000	1,419,867
5.250%, 07/27/21	587,000	596,285
5.750%, 01/24/22	3,590,000	3,789,618
Hartford Financial Services Group, Inc.
5.500%, 10/15/16(a)	1,425,000	1,543,067
5.375%, 03/15/17(a)	1,690,000	1,797,307
6.000%, 01/15/19(a)	3,145,000	3,368,852
5.500%, 03/30/20(a)	1,605,000	1,675,708
ING Bank N.V.
3.750%, 03/07/17(d)(e)	4,165,000	4,145,462
JPMorgan Chase & Co.
4.500%, 01/24/22	6,215,000	6,694,910
Kiowa Power Partners, LLC
4.811%, 12/30/13(d)	279,015	282,062
Liberty Mutual Group, Inc.
6.700%, 08/15/16(a)(d)	705,000	790,050
5.000%, 06/01/21(a)(d)	4,190,000	4,216,745
Lloyds TSB Bank PLC
4.200%, 03/28/17(e)	1,695,000	1,748,404
5.800%, 01/13/20(d)(e)	1,490,000	1,592,826
Metropolitan Life Global Funding I
1.700%, 06/29/15(d)	5,310,000	5,313,993
2.500%, 09/29/15(d)	740,000	758,445
Morgan Stanley
4.750%, 03/22/17	2,745,000	2,738,966
5.500%, 07/28/21(a)	4,980,000	4,906,580
Nationwide Financial Services
5.375%, 03/25/21(a)(d)	3,995,000	4,125,201
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 05/01/21(a)	1,592,414	1,687,959

(Continued on next page)

June 30, 2012	45

SCHEDULE OF INVESTMENTS

June 30, 2012

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value
CORPORATE BONDS (Continued)
Prudential Holdings, LLC
7.245%, 12/18/23(a)(d)	$1,115,000	$1,289,899
8.695%, 12/18/23(a)(d)	750,000	926,018
Prudential Insurance Co. of America
8.300%, 07/01/25(d)	1,355,000	1,784,562
Royal Bank of Scotland PLC
3.950%, 09/21/15(e)	1,335,000	1,359,795
Simon Property Group LP
2.150%, 09/15/17(a)	3,215,000	3,210,084
Telecom Italia Capital S.A.
5.250%, 10/01/15(a)(e)	1,820,000	1,801,800
U.S. Airways 2010-1 Class A Pass-Through Trust
6.250%, 10/22/24(a)	2,338,607	2,455,538
U.S. Airways 2011-1 Class A Pass-Through Trust
7.125%, 04/22/25(a)	1,220,080	1,293,285
U.S. Airways 2012-1 Class A Pass-Through Trust
5.900%, 04/01/26(a)	1,920,000	1,965,600
UAL 2007-1 Pass-Through Trust
6.636%, 01/02/24(a)	3,537,741	3,696,939
UBS A.G.
5.875%, 12/20/17(e)	1,855,000	2,072,046
TOTAL CORPORATE BONDS
(Cost $144,085,738) — 31.7%		149,073,716

MORTGAGE-BACKED SECURITIES — 20.1%
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-10, Class 7A1,
5.000%, 09/25/15(a)	71,573	70,648
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
5.250%, 03/27/37(a)(b)(d)	1,075,115	1,097,842
Fannie Mae Pool
0.659%, 06/01/18(b)	3,510,000	3,586,887
0.629%, 07/01/18(b)	1,445,000	1,444,350
0.639%, 08/01/18(b)	5,374,145	5,457,740
3.330%, 07/01/20	2,219,724	2,416,365
3.330%, 10/01/20	3,293,502	3,526,836
0.709%, 11/01/20(b)	18,750,000	18,779,962
3.230%, 11/01/20	3,532,257	3,760,109
4.000%, 04/01/24	3,515,259	3,740,681
4.000%, 11/01/25	2,998,504	3,190,789
2.500%, 03/01/26	1,314,290	1,355,943
5.970%, 01/01/40	551,257	648,637
5.970%, 01/01/40	712,243	838,062
5.100%, 12/01/40	486,424	553,989
3.000%, 08/15/42(f)	30,720,000	31,430,400
Fannie Mae REMIC
Series 2010-46, Class A,
4.000%, 05/25/24	689,627	701,633
Fannie Mae-Aces
Series 2012-M6, Class AFL,
0.745%, 06/25/22(b)	7,470,000	7,470,000
Freddie Mac REMIC
Series 3609, Class LA,
4.000%, 12/15/24(a)	4,146,236	4,365,779
MASTR Asset Securitization Trust
Series 2004-3, Class 2A1,
4.750%, 01/25/14(a)	56,372	56,978
Morgan Stanley Mortgage Loan Trust
Series 2006-7, Class 1A,
5.000%, 06/25/21(a)	287,494	255,047
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $93,041,171) — 20.1%		94,748,677

U.S. GOVERNMENT AND AGENCIES — 30.9%
Federal Deposit Insurance Corp.
Series 2011-C1, Class A,
1.840%, 04/25/31(a)(b)(d)	1,294,685	1,310,539
National Credit Union Administration
Series 2010-A1, Class A,
0.589%, 12/07/20(a)(b)	3,811,190	3,824,835
United States Treasury Note/Bond
0.125%, 08/31/13	101,835,000	101,663,917
2.000%, 11/15/21	510,000	528,766
2.000%, 02/15/22	4,890,000	5,054,656
3.125%, 02/15/42	21,485,000	23,076,222
3.000%, 05/15/42	9,420,000	9,865,981
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $144,488,551) — 30.9%		145,324,916

SHORT-TERM INVESTMENTS — 3.0%
UMB Money Market Fiduciary, 0.010%	14,083,543	14,083,543

TOTAL SHORT-TERM INVESTMENTS
(Cost $14,083,543) — 3.0%		14,083,543

TOTAL INVESTMENTS
(Cost $490,646,574) — 106.0%		498,609,368

Liabilities less other assets — (6.0)%		(28,366,456)

TOTAL NET ASSETS — 100.0%
(equivalent to $33.03 per share; unlimited shares of $1.00 par value capital shares authorized; 13,394,080 shares outstanding for Institutional Class; equivalent to $33.03 per share; unlimited shares of $ 1.00 par value capital shares authorized; 841,864 shares outstanding for Class Y)		$470,242,912

LLC — Limited Liability Company

LP — Limited Partnership

MASTR — Mortgage Asset Securization Transactions, Inc.

PLC — Public Limited Company

REMIC — Real Estate Mortgage Investment Conduit

(a)	Callable.

(b)	Variable rate security (presented at the current rate as of period end).

(c)	Securities with an aggregate market value of $19,241,649 have been earmarked as collateral for delayed-delivery securities.

(d)	144A restricted security.

(e)	Foreign security denominated in U.S. dollars.

(f)	Purchased on a delayed-delivery basis.

See accompanying Notes to Financial Statements.

46	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2012

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

			Rating of					Unrealized
		Buy/Sell(g)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(h)	(Depreciation)
Goldman Sachs	CDX North America High Yield Index Series 18	Sell	B2 /B	Receive	5.00%	6/20/17	$38,827,800	$426,794
JP Morgan	CDX North America High Yield Index Series 18	Sell	B2 /B	Receive	5.00%	6/20/17	23,166,000	1,038,754
Goldman Sachs	CDX North America Investment Grade Index Series 18	Sell	BAA1/BBB+	Receive	1.00%	6/20/17	10,700,000	70,137
JP Morgan	CDX North America Investment Grade Index Series 18	Sell	BAA1/BBB+	Receive	1.00%	6/20/17	58,400,000	180,828
TOTAL SWAP CONTRACTS							$131,093,800	$1,716,513

(g)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(h)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

June 30, 2012	47

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2012

(in thousands except per share data)

		International
	International	Discovery
	Fund	Fund
ASSETS:
Investment securities at cost	$6,447,987	$21,119
Foreign currency at cost	—	25
Investment securities at value	$7,425,332	$22,147
Foreign currency at value	—	25
Cash	4,174	—
Cash pledged as collateral for open futures contracts and swap contracts	—	—
Cash held with broker for open futures contracts	—	—
Receivables:
Investments sold	58,011	826
Fund shares sold	6,996	—
Unrealized appreciation on open swap contracts	—	—
Variation margin	—	—
Dividends	23,363	117
Interest	4	—
Due from Advisor	—	54
Due from Broker	—	—
Prepaid and other assets	58	10
Total assets	7,517,938	23,179
LIABILITIES:
Due to Custodian	—	767
Payables:
Investments purchased	—	—
Fund shares redeemed	9,567	36
Premiums received on open swap contracts	—	—
Dividends	—	—
Accrued investment advisory fees	746	—
Accrued administrative fees	50	—
Accrued administration and fund accounting fees	326	7
Accrued transfer agent and related service fees and expenses	1,325	13
Accrued custody fees	111	—
Accrued registration fees	86	1
Other accrued expenses	153	11
Total liabilities	12,364	835
NET ASSETS	$7,505,574	$22,344
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$7,018,011	$21,910
Accumulated:
Net investment income (loss)	65,204	—
Net realized gain (loss) on investments, foreign currency transactions, forward contracts, futures contracts and swap contracts	(554,932)	(591)
Net unrealized appreciation (depreciation) on:
Investments	977,345	1,028
Foreign currency translations	(54)	(3)
Futures contracts	—	—
Swap contracts	—	—
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$7,505,574	$22,344
Capital Shares, $1.00 par value:
Authorized	Unlimited	Unlimited
SHARES ISSUED AND OUTSTANDING	256,689	2,522
NET ASSET VALUE PER SHARE	$29.24	$8.86

*	Commenced operations on September 29, 2011.

See accompanying Notes to Financial Statements.

48	SCOUT FUNDS ANNUAL REPORT

				Unconstrained
Global Equity	Stock	Mid Cap	Small Cap	Bond
Fund	Fund	Fund	Fund	Fund*
$4,881	$70,097	$1,180,589	$197,236	$30,793
—	—	—	—	—
$5,006	$83,680	$1,219,685	$230,508	$31,634
—	—	—	—	—
114	1,497	23,363	—	—
—	—	—	—	1,180
—	—	—	—	11
46	—	79,340	3,437	—
—	4	2,209	112	93
—	—	—	—	319
—	—	—	—	24
9	195	3,442	48	—
—	—	—	—	278
3	—	—	—	—
—	—	—	—	151
18	11	39	13	10
5,196	85,387	1,328,078	234,118	33,700

—	—	—	2,008	—
52	—	85,578	1,393	—
—	251	1,274	103	27
—	—	—	—	990
—	—	—	—	1
—	4	134	19	—
—	—	8	2	—
6	7	57	19	6
7	21	63	62	6
2	1	2	2	1
1	1	88	—	4
12	10	42	10	12
80	295	87,246	3,618	1,047
$5,116	$85,092	$1,240,832	$230,500	$32,653

$5,500	$72,586	$1,236,977	$258,277	$30,850
4	52	179	15	(50)
(513)	(1,129)	(35,420)	(61,064)	691
125	13,583	39,096	33,272	841
—	—	—	—	—
—	—	—	—	2
—	—	—	—	319
$5,116	$85,092	$1,240,832	$230,500	$32,653

Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
550	6,345	93,663	14,574	2,964
$9.29	$13.41	$13.25	$15.82	$11.02

JUNE 30, 2012	49

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2012

(in thousands except per share data)

			Core
	Core Bond		Plus Bond
	Fund		Fund
ASSETS:
Investment securities at cost	$181,395		$490,646
Investment securities at value	$183,728	(a)	$498,609	(a)
Cash pledged as collateral for open swap contracts	—		4,860
Receivables:
Investments sold	18,570		48,409
Fund shares sold	285		109
Unrealized appreciation on open swap contracts	91		1,717
Interest	777		2,449
Prepaid and other assets	25		50
Total assets	203,476		556,203
LIABILITIES:
Payables:
Investments purchased	30,829		81,542
Fund shares redeemed	36		67
Premiums received on open swap contracts	234		4,212
Dividends	13		51
Accrued investment advisory fees	3		13
Accrued administrative fees	1		3
Accrued administration and fund accounting fees	8		21
Accrued transfer agent and related service fees and expenses	12		11
Accrued custody fees	2		3
Accrued registration fees	2		5
Accrued distribution fees	—		4
Accrued shareholder servicing fees	—		3
Other accrued expenses	16		25
Total liabilities	31,156		85,960
NET ASSETS	$172,320		$470,243

NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$168,797		$450,908
Accumulated:
Net investment loss	81		(1,116)
Net realized gain on investments and swap contracts	1,018		10,771
Net unrealized appreciation (depreciation) on:
Investments	2,333		7,963
Swap contracts	91		1,717
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$172,320		$470,243
Capital Shares, $1.00 par value:
Authorized	Unlimited		Unlimited
Shares issued and outstanding:
Institutional Class	14,655		13,394
Class Y	190		842
TOTAL SHARES ISSUED AND OUTSTANDING	14,845		14,236
NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS	$11.61		$33.03
NET ASSET VALUE PER SHARE – CLASS Y	$11.61		$33.03

(a)	Includes (in thousands) $6,813 and $19,242, respectively, earmarked as collateral for delayed-delivery securities held at period end.

See accompanying Notes to Financial Statements.

50	SCOUT FUNDS ANNUAL REPORT

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JUNE 30, 2012	51

STATEMENTS OF OPERATIONS

For the Period Ended June 30, 2012

(in thousands)

		International
	International	Discovery
	Fund	Fund
INVESTMENT INCOME:
Dividend income	$193,835 (a)	$612 (a)
Interest income	39	—
Total investment income	193,874	612
EXPENSES:
Investment advisory fees	53,295	299
Administration and fund accounting fees	4,073	80
Transfer agent and related service fees and expenses	11,801	83
Custody fees	1,732	18
Professional fees	235	35
Federal and state registration fees	188	25
Reports to shareholders	1,077	10
Administrative fees	938	3
Insurance fees	70	—
Directors’ fees	260	1
Distribution fees	—	—
Shareholder servicing fees	—	—
Other expenses	152	30
Total expenses before waiver	73,821	584
Waiver of fees and/or expenses	—	(81)
Net expenses	73,821	503
Net investment income	120,053	109
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS, FORWARD CONTRACTS, FUTURES CONTRACTS AND SWAP CONTRACTS:
Net realized gain (loss) on:
Investments	(143,926)	956
Foreign currency transactions	(343)	47
Forward contracts	—	—
Futures contracts	—	—
Swap contracts	—	—
Net increase (decrease) in unrealized appreciation/depreciation on:
Investments	(988,109)	(6,261)
Foreign currency translations	(591)	(8)
Futures contracts	—	—
Swap contracts	—	—
Net realized and unrealized gain (loss) on investments, foreign currency transactions,
futures contracts and swap contracts	(1,132,969)	(5,266)
Net increase (decrease) in net assets resulting from operations	$(1,012,916)	$(5,157)

(a)	Net of foreign tax withholding of (in thousands) $21,954, $81, $9, $19 and $19, respectively.
*	Commenced operations on September 29, 2011.

See accompanying Notes to Financial Statements.

52	SCOUT FUNDS ANNUAL REPORT

				Unconstrained		Core
Global Equity	Stock	Mid Cap	Small Cap	Bond	Core Bond	Plus Bond
Fund	Fund	Fund	Fund	Fund*	Fund	Fund
$108 (a)	$1,824 (a)	$15,908 (a)	$3,100	$—	$—	$—
—	—	4	—	719	2,982	10,754
108	1,824	15,912	3,100	719	2,982	10,754

41	562	7,156	1,928	94	569	1,621
75	94	606	255	44	101	220
43	161	1,127	475	39	80	70
28	10	62	15	7	25	40
24	37	60	50	24	40	56
30	28	195	43	23	56	117
5	16	101	40	6	15	28
—	11	149	30	4	20	56
—	1	3	4	—	2	4
—	3	31	9	1	5	15
—	—	—	—	—	1	17
—	—	—	—	—	1	6
24	10	28	17	12	37	45
270	933	9,518	2,866	254	952	2,295
(198)	(90)	—	—	(98)	(381)	(651)
72	843	9,518	2,866	156	571	1,644
36	981	6,394	234	563	2,411	9,110

(513)	6,372	(33,955)	9,778	717	6,429	19,048
—	—	—	—	—	—	—
—	—	—	—	(113)	—	(334)
—	—	—	—	(172)	—	—
—	—	—	—	500	175	2,433
125	(8,612)	(11,228)	(30,227)	841	2,116	8,853
—	—	—	—	—	—	—
—	—	—	—	2	—	—
—	—	—	—	319	91	1,493

(388)	(2,240)	(45,183)	(20,449)	(2,094)	8,811	31,493
$(352)	$(1,259)	$(38,789)	$(20,215)	$(2,657)	$11,222	$40,603

JUNE 30, 2012	53

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	International Fund		International Discovery Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$120,053	$108,574	$109	$152
Net realized gain (loss) on investments, foreign currency transactions, forward contracts, futures contracts and swap contracts	(144,269)	31,407	1,003	637
Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency translations, futures contracts and swap contracts	(988,700)	1,654,287	(6,269)	7,485
Net increase in net assets resulting from operations	(1,012,916)	1,794,268	(5,157)	8,274
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(116,927)	(110,318)	(162)	(137)
Tax return of capital	—	—	(25)	—
Net realized gain on securities	—	—	—	—
Total distributions to shareholders	(116,927)	(110,318)	(187)	(137)
CAPITAL SHARE TRANSACTIONS:
Shares sold	1,841,505	2,493,391	5,923	16,828
Shares issued for reinvestment of distributions	111,561	106,178	155	99
Redemption fees	290	244	2	2
Shares redeemed	(1,758,181)	(1,176,087)	(19,010)	(7,652)
Net increase (decrease) from capital share transactions	195,175	1,423,726	(12,930)	9,277
Net increase (decrease) in net assets	(934,668)	3,107,676	(18,274)	17,414
NET ASSETS:
Beginning of period	8,440,242	5,332,566	40,618	23,204
End of period	$7,505,574	$8,440,242	$22,344	$40,618
Accumulated net investment income (loss)	65,204	735	—	6
TRANSACTIONS IN SHARES:
Shares sold	62,241	78,395	643	1,755
Shares reinvested	4,022	3,330	18	10
Shares redeemed	(60,053)	(37,028)	(2,104)	(797)
Net increase (decrease)	6,210	44,697	(1,443)	968

(a)	Includes (in thousands) $8,095 and 627 shares from the Scout TrendStar Small Cap Fund as part of the merger resulting from the reorganization of the Scout TrendStar Small Cap Fund into the Scout Small Cap Fund effective as of the close of business on September 30, 2011. See Note 3 in the accompanying Notes to Financial Statements.

*	Commenced operations on September 29, 2011.

See accompanying Notes to Financial Statements.

54	SCOUT FUNDS ANNUAL REPORT

Global Equity							Unconstrained
Fund	Stock Fund		Mid Cap Fund		Small Cap Fund		Bond Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2012	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011	June 30, 2012*
$36	$981	$1,157	$6,394	$2,090	$234	$(749)	$563

(513)	6,372	7,988	(33,955)	38,035	9,778	55,303	932

125	(8,612)	19,263	(11,228)	54,710	(30,227)	64,699	1,162
(352)	(1,259)	28,408	(38,789)	94,835	(20,215)	119,253	2,657

(34)	(960)	(1,112)	(5,872)	(1,894)	—	—	(641)
—	—	—	—	—	—	—	—
—	—	—	(33,779)	(11,230)	—	—	(219)
(34)	(960)	(1,112)	(39,651)	(13,124)	—	—	(860)

735	8,694	22,659	1,117,514	345,450	20,150 (a)	31,166	31,543
34	916	1,030	33,404	10,364	—	—	850
—	—	1	300	73	8	21	—
(267)	(33,947)	(39,425)	(350,025)	(75,191)	(86,036)	(212,764)	(1,537)
502	(24,337)	(15,735)	801,193	280,696	(65,878)	(181,577)	30,856
116	(26,556)	11,561	722,753	362,407	(86,093)	(62,324)	32,653

5,000	111,648	100,087	518,079	155,672	316,593	378,917	—
$5,116	$85,092	$111,648	$1,240,832	$518,079	$230,500	$316,593	$32,653
4	52	47	179	21	15	—	(50)

75	668	1,813	81,829	25,132	1,407 (a)	2,106	3,028
4	70	79	2,694	774	—	—	82
(29)	(2,625)	(3,091)	(26,140)	(5,615)	(5,592)	(14,757)	(146)
50	(1,887)	(1,199)	58,383	20,291	(4,185)	(12,651)	2,964

JUNE 30, 2012	55

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	Core Bond Fund		Core Bond Plus Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,411	$1,883	$9,110	$14,284
Net realized gain on investments, forward contracts and swap contracts	6,604	4,083	21,147	18,098
Net increase (decrease) in unrealized appreciation/depreciation on investments and swap contracts	2,207	(1,581)	10,346	(8,129)
Net increase in net assets resulting from operations	11,222	4,385	40,603	24,253
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(2,704)	(2,112)	(10,952)	(16,972)
Class Y	(16)	(2)	(344)	(382)
Net realized gain on securities
Institutional Class	(4,432)	—	(14,683)	(15,331)
Class Y	(19)	—	(384)	(584)
Total distributions to shareholders	(7,171)	(2,114)	(26,363)	(33,269)
CAPITAL SHARE TRANSACTIONS:
Institutional Class
Shares sold	76,433	120,140 (a)	110,454	134,183
Shares issued for reinvestment of distributions	6,501	1,835	22,445	26,353
Shares redeemed	(60,571)	(46,414)	(101,689)	(168,953)
Net increase (decrease) from capital share transactions	22,363	75,561	31,210	(8,417)
Class Y
Shares sold	2,373	2,892	30,570	14,094
Shares issued for reinvestment of distributions	33	2	685	940
Shares redeemed	(3,132)	(12)	(10,560)	(11,942)
Net increase (decrease) from capital share transactions	(726)	2,882	20,695	3,092
Net increase (decrease) from capital share transactions	21,637	78,443	51,905	(5,325)
Net increase (decrease) in net assets	25,688	80,714	66,145	(14,341)
NET ASSETS:
Beginning of period	146,632	65,918	404,098	418,439
End of period	$172,320	$146,632	$470,243	$404,098
Accumulated net investment income (loss)	81	1	(1,116)	(224)
TRANSACTIONS IN SHARES:
Institutional Class
Shares sold	6,644	10,913 (a)	3,401	4,113
Shares reinvested	571	159	703	835
Shares redeemed	(5,274)	(4,050)	(3,144)	(5,184)
Net increase (decrease)	1,941	7,022	960	(236)
Class Y
Shares sold	206	256	942	427
Shares reinvested	3	—	22	30
Shares redeemed	(274)	(1)	(326)	(379)
Net increase (decrease)	(65)	255	638	78
Net increase (decrease)	1,876	7,277	1,598	(158)

(a)	Includes (in thousands) $97,656 and 8,969 shares retained from the Scout Core Bond Fund as part of the merger resulting from the reorganization of the Frontegra Columbus Core Fund into the Scout Core Bond Fund effective as of the close of business on April 21, 2011. See Note 3 in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

56	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT INTERNATIONAL FUND (Formerly known as the UMB Scout WorldWide Fund)*

		For the Years Ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$33.70	$25.91	$23.13	$34.71	$36.35
Income from investment operations:
Net investment income	0.47	0.46	0.33	0.34	0.43
Net realized and unrealized gain (loss) on securities	(4.47)	7.80	2.79	(10.59)	(1.02)
Total from investment operations	(4.00)	8.26	3.12	(10.25)	(0.59)
Distributions from:
Net investment income	(0.46)	(0.47)	(0.34)	(0.35)	(0.45)
Net realized gain on securities	—	—	—	(0.98)	(0.60)
Total distributions	(0.46)	(0.47)	(0.34)	(1.33)	(1.05)
Net asset value, end of period	$29.24	$33.70	$25.91	$23.13	$34.71
Total return	(11.78)%	32.00%	13.41%	(29.17)%	(1.71)%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$7,506	$8,440	$5,333	$3,423	$4,044
Ratio of expenses to average net assets	0.99%	0.94%	0.97%	1.02%	0.96%
Ratio of net investment income to average net assets	1.61%	1.50%	1.35%	1.56%	1.32%
Portfolio turnover rate	20%	13%	12%	16%	17%

*	Effective date of name change: October 31, 2006.

SCOUT INTERNATIONAL DISCOVERY FUND (Fund Inception December 31, 2007)

					For the Period
		For the Years Ended June 30,			Ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.25	$7.74	$6.95	$9.73	$10.00
Income from investment operations:
Net investment income	0.04	0.04	0.02	0.05	0.06
Net realized and unrealized gain (loss) on securities	(1.36)	2.51	0.80	(2.69)	(0.27)
Total from investment operations	(1.32)	2.55	0.82	(2.64)	(0.21)
Distributions from:
Net investment income	(0.06)	(0.04)	(0.03)	(0.05)	(0.06)
Tax return of capital	(0.01)	—	—	—	—
Net realized gain on securities	—	—	—	(0.09)	—
Total distributions	(0.07)	(0.04)	(0.03)	(0.14)	(0.06)
Net asset value, end of period	$8.86	$10.25	$7.74	$6.95	$9.73
Total return	(12.86)%	32.91%	11.77%	(26.99)%	(2.09	)%(a)
Ratios/Supplemental Data
Net assets, end of period (in millions)	$22	$41	$23	$15	$12
Ratio of expenses to average net assets:
Net of waivers	1.60%	1.60%	1.60%	1.60%	1.60	%(b)
Before waivers	1.86%	1.68%	1.93%	3.27%	3.35	%(b)
Ratio of net investment income to average net assets:
Net of waivers	0.35%	0.46%	0.26%	0.94%	1.98	%(b)
Before waivers	0.09%	0.38%	(0.07)%	(0.73)%	0.23	%(b)
Portfolio turnover rate	40%	26%	26%	15%	12	%(a)

(a)	Not Annualized.
(b)	Annualized.

See accompanying Notes to Financial Statements.

JUNE 30, 2012	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT GLOBAL EQUITY FUND (Fund Inception June 30, 2011)

For the Year Ended
June 30, 2012
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.06
Net realized and unrealized loss on securities	(0.71)
Total from investment operations	(0.65)
Distributions from:
Net investment income	(0.06)
Net asset value, end of period	$9.29
Total return	(6.46)%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$5
Ratio of expenses to average net assets:
Net of waivers	1.40%
Before waivers	5.25%
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.70%
Before waivers	(3.15)%
Portfolio turnover rate	168%

SCOUT STOCK FUND

	For the Years Ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.56	$10.61	$9.96	$12.98	$15.23
Income from investment operations:
Net investment income	0.16	0.14	0.10	0.11	0.16
Net realized and unrealized gain (loss) on securities	(0.16)	2.95	0.65	(2.88)	(0.50)
Total from investment operations	—	3.09	0.75	(2.77)	(0.34)
Distributions from:
Net investment income	(0.15)	(0.14)	(0.10)	(0.11)	(0.15)
Net realized gain on securities	—	—	—	(0.14)	(1.76)
Total distributions	(0.15)	(0.14)	(0.10)	(0.25)	(1.91)
Net asset value, end of period	$13.41	$13.56	$10.61	$9.96	$12.98
Total return	0.03%	29.13%	7.50%	(21.34)%	(3.14)%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$85	$112	$100	$105	$90
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Before waivers and reimbursements	1.00%	0.93%	0.96%	0.94%	0.93%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	1.05%	1.02%	0.86%	1.13%	1.08%
Before waivers and reimbursements	0.95%	0.99%	0.80%	1.09%	1.05%
Portfolio turnover rate	117%	74%	69%	46%	77%

See accompanying Notes to Financial Statements.

58	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT MID CAP FUND (Fund Inception October 31, 2006)

	For the Years Ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.68	$10.39	$8.30	$11.28	$12.01

Income from investment operations:
Net investment income	0.09	0.07	0.04	0.02	—
Net realized and unrealized gain (loss) on securities	(0.86)	4.88	2.09	(2.98)	0.17

Total from investment operations	(0.77)	4.95	2.13	(2.96)	0.17

Distributions from:
Net investment income	(0.08)	(0.06)	(0.04)	(0.02)	—
Tax return of capital	—	—	—	—	(0.07)
Net realized gain on securities	(0.58)	(0.60)	—	—	(0.83)

Total distributions	(0.66)	(0.66)	(0.04)	(0.02)	(0.90)
Net asset value, end of period	$13.25	$14.68	$10.39	$8.30	$11.28
Total return	(4.94)%	48.34%	25.61%	(26.27)%	1.39%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,241	$518	$156	$56	$44
Ratio of expenses to average net assets:
Net of reimbursements	1.06%	1.04%	1.13%	1.40%	1.40%
Before reimbursements	1.06%	1.04%	1.10%	1.39%	1.31%
Ratio of net investment income (loss) to average net assets:
Net of reimbursements	0.71%	0.71%	0.40%	0.35%	(0.49)%
Before reimbursements	0.71%	0.71%	0.43%	0.36%	(0.40)%
Portfolio turnover rate	217%	195%	184%	360%	415%

SCOUT SMALL CAP FUND

	For the Years Ended June 30,
	2012		2011	2010	2009	2008
Net asset value, beginning of period	$16.88		$12.06	$10.98	$16.11	$18.91

Income from investment operations:
Net investment income (loss)	0.02		(0.04)	(0.06)	(0.04)	—
Net realized and unrealized gain (loss) on securities	(1.08)		4.86	1.14	(5.09)	(1.40)

Total from investment operations	(1.06)		4.82	1.08	(5.13)	(1.40)

Distributions from:
Net realized gain on securities	—		—	—	—	(1.40)

Net asset value, end of period	$15.82		$16.88	$12.06	$10.98	$16.11
Total return	(6.28)%		39.97%	9.84%	(31.84)%	(7.90)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$230		$317	$379	$476	$674
Ratio of expenses to average net assets	1.12%		1.03%	1.06%	1.08%	1.01%
Ratio of net investment income (loss) to average net assets	0.09%		(0.21)%	(0.41)%	(0.36)%	(0.45)%
Portfolio turnover rate	38	%(a)	63%	358%	327%	226%

(a)	The denominator in the portfolio turnover calculation does not include the value of securities previously owned by TrendStar Small Cap, which was reorganized into the Small Cap Fund effective as of the close of business on September 30, 2011.

See accompanying Notes to Financial Statements.

June 30, 2012	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT UNCONSTRAINED BOND FUND (Fund Inception September 29, 2011)

	For the Period Ended
	June 30, 2012
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.35
Net realized and unrealized gain on securities	1.22
Total from investment operations	1.57

Distributions from:
Net investment income	(0.37)
Net realized gain on securities	(0.18)

Total distributions	(0.55)
Net asset value, end of period	$11.02
Total return	16.23	%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$33
Ratio of expenses to average net assets:
Net of waivers	0.99	%(b)
Before waivers	1.62	%(b)
Ratio of net investment income to average net assets:
Net of waivers	3.60	%(b)
Before waivers	2.97	%(b)
Portfolio turnover rate	224	%(a)

(a)	Not Annualized.

(b)	Annualized.

See accompanying Notes to Financial Statements.

60	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE BOND FUND — INSTITUTIONAL CLASS*

	For the Years Ended June 30,
	2012	2011	2010(a)	2009(a)	2008(a)
Net asset value, beginning of period	$11.31	$11.09	$9.94	$9.86	$9.56

Income from investment operations:
Net investment income	0.20	0.25	0.38 (b)	0.69	0.46
Net realized and unrealized gain on securities	0.71	0.26	1.15	0.08	0.29

Total from investment operations	0.91	0.51	1.53	0.77	0.75

Distributions from:
Net investment income	(0.22)	(0.29)	(0.38)	(0.69)	(0.45)
Net realized gain on securities	(0.39)	—	—	—	—

Total distributions	(0.61)	(0.29)	(0.38)	(0.69)	(0.45)
Net asset value, end of period	$11.61	$11.31	$11.09	$9.94	$9.86
Total return	8.24%	4.54%	15.60%	8.64%	7.89%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$170	$144	$66	$51	$100
Ratio of expenses to average net assets:
Net of waivers	0.40%	0.38%	0.35%	0.35%	0.30%
Before waivers	0.67%	0.64%	0.72%	0.69%	0.66%
Ratio of net investment income to average net assets:
Net of waivers	1.69%	2.09%	3.60%	6.72%	4.65%
Before waivers	1.42%	1.83%	3.23%	6.38%	4.29%
Portfolio turnover rate	586%	564%	1,063%	414%	965%

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Fund, which was reorganized into the Scout Funds family as the Scout Core Bond Fund – Institutional Class as of the close of business on April 21, 2011.

(a)	In connection with the reorganization of the Frontegra Columbus Core Fund into the Scout Core Bond Fund – Institutional Class, a conversion factor of 1.04 was applied to the June 30, 2010 through June 30, 2007 per share amounts to properly reflect the historical performance of the Fund. See Note 3 in the accompanying Notes to Financial Statements.

(b)	Per share net investment income has been calculated using the daily average share method.

SCOUT CORE BOND FUND — CLASS Y (Class Inception April 21, 2011)

		For the Period
	For the Year Ended	Ended June 30,
	June 30, 2012	2011
Net asset value, beginning of period	$11.30	$11.19

Income from investment operations:
Net investment income	0.18	0.04
Net realized and unrealized gain on securities	0.71	0.11

Total from investment operations	0.89	0.15

Distributions from:
Net investment income	(0.19)	(0.04)
Net realized gain on securities	(0.39)	—
Total distributions	(0.58)	(0.04)
Net asset value, end of period	$11.61	$11.30
Total return	8.06%	1.33	%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$2	$3
Ratio of expenses to average net assets:
Net of waivers	0.57%	0.80	%(b)
Before waivers	0.84%	0.96	%(b)
Ratio of net investment income to average net assets:
Net of waivers	1.52%	1.25	%(b)
Before waivers	1.25%	1.09	%(b)
Portfolio turnover rate	586%	564	%(a)

(a)	Not Annualized.

(b)	Annualized.

See accompanying Notes to Financial Statements.

June 30, 2012	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE PLUS BOND FUND — INSTITUTIONAL CLASS*

	For the Years Ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$31.97	$32.70	$30.40	$30.73	$30.40

Income from investment operations:
Net investment income	0.76	1.08	1.84	2.50	1.48
Net realized and unrealized gain on securities	2.51	0.73	3.80	0.16	0.61

Total from investment operations	3.27	1.81	5.64	2.66	2.09

Distributions from:
Net investment income	(0.92)	(1.31)	(1.90)	(2.33)	(1.49)
Net realized gain on securities	(1.29)	(1.23)	(1.44)	(0.66)	(0.27)

Total distributions	(2.21)	(2.54)	(3.34)	(2.99)	(1.76)
Net asset value, end of period	$33.03	$31.97	$32.70	$30.40	$30.73
Total return	10.61%	5.80%	19.12%	10.52%	6.92%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$442	$398	$414	$397	$434
Ratio of expenses to average net assets:
Net of waivers	0.40%	0.38%	0.35%	0.35%	0.30%
Before waivers	0.56%	0.50%	0.49%	0.49%	0.49%
Ratio of net investment income to average net assets:
Net of waivers	2.25%	3.34%	5.49%	8.82%	4.87%
Before waivers	2.09%	3.22%	5.35%	8.68%	4.68%
Portfolio turnover rate	593%	623%	1,006%	424%	1,093%

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Plus Fund – Institutional Class, which was reorganized into the Scout Funds Family as the Scout Core Plus Bond Fund – Institutional Class as of the close of business on April 21, 2011.

SCOUT CORE PLUS BOND FUND — CLASS Y (Class Inception November 12, 2009)*

			For the Period
	For the Years Ended, June 30,		Ended June 30,
	2012	2011	2010
Net asset value, beginning of period	$31.98	$32.69	$33.08

Income from investment operations:
Net investment income	0.80	0.59	0.98
Net realized and unrealized gain on securities	2.39	1.10	1.30

Total from investment operations	3.19	1.69	2.28

Net investment income	(0.85)	(1.17)	(1.23)
Net realized gain on securities	(1.29)	(1.23)	(1.44)

Total distributions	(2.14)	(2.40)	(2.67)
Net asset value, end of period	$33.03	$31.98	$32.69
Total return	10.34%	5.41%	7.33	%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$28	$6	$4
Ratio of expenses to average net assets:
Net of waivers	0.57%	0.78%	0.75	%(b)
Before waivers	0.73%	0.90%	0.89	%(b)
Ratio of net investment income to average net assets:
Net of waivers	2.09%	2.90%	4.12	%(b)
Before waivers	1.93%	2.78%	3.98	%(b)
Portfolio turnover rate	593%	623%	1,006	%(a)

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Plus Fund – Class Y, which was reorganized into the Scout Funds Family as the Scout Core Plus Bond Fund – Class Y as of the close of business on April 21, 2011.

(a)	Not Annualized.

(b)	Annualized.

See accompanying Notes to Financial Statements.

62	SCOUT FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Scout Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of the following nine diversified portfolios: Scout International Fund (“International” or “International Fund”), Scout International Discovery Fund (“International Discovery” or “International Discovery Fund”), Scout Global Equity Fund (“Global Equity” or “Global Equity Fund”), Scout Stock Fund (“Stock” or “Stock Fund”), Scout Mid Cap Fund (“Mid Cap” or “Mid Cap Fund”), Scout Small Cap Fund (“Small Cap” or “Small Cap Fund”), Scout Unconstrained Bond Fund (“Unconstrained Bond” or “Unconstrained Bond Fund”), Scout Core Bond Fund (“Core Bond” or “Core Bond Fund”) and Scout Core Plus Bond Fund (“Core Plus Bond” or “Core Plus Bond Fund”) (individually referred to as a “Fund,” or collectively as the “Funds”). Prior to October 31, 2006, the International Fund was known as the UMB Scout WorldWide Fund. Prior to July 1, 2009, the Trust was known as UMB Scout Funds. Prior to March 11, 2011, the Core Bond Fund was known as the Scout Bond Fund. After the close of business on April 21, 2011, the Frontegra Columbus Core Fund series of Frontegra Funds Trust, Inc. was reorganized into the Core Bond Fund. For financial statement purposes, the Frontegra Columbus Core Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of the predecessor fund is included in these financial statements. Also after the close of business on April 21, 2011, the Frontegra Columbus Core Plus Fund series of Frontegra Funds Trust, Inc. was reorganized into the Core Plus Bond Fund which is the successor to the Frontegra Columbus Core Plus Fund. The Core Plus Bond Fund was created for purposes of the reorganization and was not operational until the reorganization transaction was completed. For financial statement purposes, the Frontegra Columbus Core Plus Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of the predecessor fund is included in these financial statements. After the close of business on September 30, 2011, the Scout TrendStar Small Cap Fund was reorganized into the Small Cap Fund. For financial statement purposes, the Small Cap Fund is considered the accounting survivor of the reorganization.

The Funds’ investment objectives are as follows:

Fund	Investment Objective
International	Long-term growth of capital and income
International Discovery	Long-term growth of capital
Global Equity	Long-term growth of capital
Stock	Long-term growth of capital and income
Mid Cap	Long-term growth of capital
Small Cap	Long-term growth of capital
Unconstrained Bond Fund	Maximize total return consistent with the preservation of capital
Core Bond	High level of total return consistent with the preservation of capital
Core Plus Bond	High level of total return consistent with the preservation of capital

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Security Valuations — Each security listed on an exchange, except Nasdaq National Market® and Nasdaq SmallCap® securities, is valued at its last sales price on that exchange. Where the security is listed on more than one exchange, a Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the mean between the last current bid and asked prices. Nasdaq National Market® and Nasdaq SmallCap® securities are valued at the Nasdaq Official Closing Price. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques, or, if there is no sale price on that day, by using an evaluated bid price provided by the independent pricing service. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If amortized cost of a fund holding deviates significantly from fair value, the holding will be recorded at fair value.

If the market price of a portfolio security is not readily available, or the valuation methods mentioned above do not reflect the security’s fair value, such security is valued at its fair value in accordance with procedures adopted by the Board of Trustees. In addition, the Funds’ advisor will value a security at fair value when significant events that materially affect the security’s price occur after the last available market price and before the Fund calculates its net asset value (“NAV”). The fair value of securities is determined in good faith by taking into account all appropriate factors relevant to the value of the security. Securities held in the International, International Discovery and Global Equity Funds may be listed on foreign exchanges that do not value their listed securities at the same time that the Fund calculates its NAV. These Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. On June 30, 2012, certain securities within the International, International Discovery and Global Equity Funds were fair valued by an independent third party in accordance with fair value pricing procedures adopted by the Board of Trustees.

In the event that a fair valuation determination is necessary with respect to a security or other asset of the Funds for which a market quotation is not readily available, the Valuation Committee shall consider all appropriate factors relevant to the value of the security or other asset and shall determine the method of arriving at the fair value thereof. Generally, any member of the Valuation Committee can make the valuation determination with consent of another voting member of the Valuation Committee that is not on the Fund team affected, but, if feasible, should involve a member of fund accounting and the Fund manager. As a general principle, the “fair value” of a security or other asset should be the amount that the Fund might reasonably expect to realize upon the current sale of the security or other asset. Valuation policies and procedures are reviewed annually by the Board of Trustees. Quarterly, the Board analyzes fair valued securities utilized in the Funds during the period as well as reviews the independent third party fair valuation analysis report.

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NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses on investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.); or

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Amortized cost approximates the current market value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2.

The Funds have adopted Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards. Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The following is a summary of the inputs used, as of June 30, 2012, in valuing the Funds’ assets:

International:
Security Type/Sector	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$377,838,546	$574,562,882	$—	$952,401,428
Consumer Staples	560,529,525	296,387,583	—	856,917,108
Energy	605,208,397	89,028,019	—	694,236,416
Financials	929,589,585	316,010,098	—	1,245,599,683
Health Care	431,913,206	307,140,255	—	739,053,461
Industrials	675,561,300	188,646,274	—	864,207,574
Information Technology	392,698,733	184,387,656	—	577,086,389
Materials	425,145,192	236,819,454	—	661,964,646
Telecommunication Services	216,408,768	77,218,447	—	293,627,215
Utilities	—	94,237,602	—	94,237,602
Short-Term Investments	446,000,000	—	—	446,000,000
Total	$5,060,893,252	$2,364,438,270	$—	$7,425,331,522

International Discovery:
Security Type/Sector	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$736,545	$2,168,460	$—	$2,905,005
Consumer Staples	682,497	1,392,706	—	2,075,203
Energy	911,965	643,678	—	1,555,643
Financials	—	1,940,474	—	1,940,474
Health Care	548,236	1,361,683	—	1,909,919
Industrials	733,439	4,540,839	—	5,274,278
Information Technology	428,936	2,479,726	—	2,908,662
Materials	659,882	2,443,503	—	3,103,385
Telecommunication Services	137,655	336,485	—	474,140
Total	$4,839,155	$17,307,554	$—	$22,146,709

64	SCOUT FUNDS ANNUAL REPORT

Global Equity:
Security Type/Sector	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$499,937	$101,905	$—	$601,842
Consumer Staples	531,430	7,739	—	539,169
Energy	419,611	—	—	419,611
Financials	679,990	143,566	—	823,556
Health Care	588,089	22,078	—	610,167
Industrials	340,006	116,620	—	456,626
Information Technology	487,667	85,213	—	572,880
Materials	180,379	79,490	—	259,869
Telecommunication Services	151,815	—	—	151,815
Utilities	191,171	—	—	191,171
Exchange-Traded Funds	379,088	—	—	379,088
Total	$4,449,183	$556,611	$—	$5,005,794

Stock:
Security Type	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$83,679,725	$—	$—	$83,679,725
Total	$83,679,725	$—	$—	$83,679,725

Mid Cap:
Security Type	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,210,684,898	$—	$—	$1,210,684,898
Short-Term Investments	9,000,000	—	—	9,000,000
Total	$1,219,684,898	$—	$—	$1,219,684,898

Small Cap:
Security Type	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$230,508,063	$—	$—	$230,508,063
Total	$230,508,063	$—	$—	$230,508,063

Unconstrained Bond:
Security Type	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$4,592,682	$—	$4,592,682
Corporate Debt	—	16,573,710	—	16,573,710
Commercial Mortgage-Backed Securities	—	488,318	—	488,318
Short-Term Investments	9,979,474	—	—	9,979,474
Total Investments	$9,979,474	$21,654,710	$—	$31,634,184
Other Financial Instruments(b)
Futures Contracts	$2,174	$—	$—	$2,174
Swap Contracts	—	318,918	—	318,918
Total Other Financial Instruments	$2,174	$318,918	$—	$321,092

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June 30, 2012	65

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

Core Bond:
Security Type	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$21,168,574	$—	$21,168,574
Commercial Mortgage-Backed Securities	—	13,143,745	—	13,143,745
Corporate Debt	—	50,477,554	—	50,477,554
Mortgage-Backed Securities	—	37,043,269	—	37,043,269
U.S. Government and Agencies	—	55,644,676	—	55,644,676
Short-Term Investments	6,250,479	—	—	6,250,479
Total Investments	$6,250,479	$177,477,818	$—	$183,728,297

Other Financial Instruments(b)
Swap Contracts	$—	$90,644	$—	$90,644

Core Plus Bond:
Security Type	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$68,693,716	$—	$68,693,716
Commercial Mortgage-Backed Securities	—	26,684,800	—	26,684,800
Corporate Debt	—	149,073,716	—	149,073,716
Mortgage-Backed Securities	—	94,748,677	—	94,748,677
U.S. Government and Agencies	—	145,324,916	—	145,324,916
Short-Term Investments	14,083,543	—	—	14,083,543
Total Investments	$14,083,543	$484,525,825	$—	$498,609,368

Other Financial Instruments(b)
Swap Contracts	$—	$1,716,513	$—	$1,716,513

(a)	For a detailed break-out of common stocks by sector classification, please refer to the Schedule of Investments.

(b)	Other financial instruments are derivative instruments, such as forward contracts, futures contracts and swap contracts. Forward contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds did not hold any Level 3 investments during the year ended June 30, 2012. It is the Funds’ policy to recognize transfers between Levels at the end of the period. The International and International Discovery Funds held Level 2 securities at December 31, 2011 due to specific foreign markets observing holiday market closure, resulting in a stale price utilized from the previous market close in accordance with the Funds’ Pricing and Fair Value Determinations Policies and Procedures. As of June 30, 2012, the International, International Discovery and Global Equity Funds held Level 2 securities due to the Funds performing a fair value adjustment. A security’s classification as Level 1 or Level 2 within these Funds can move on a daily basis throughout the year depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the Funds calculate their NAV. Per the Funds’ Pricing and Fair Value Determinations Policies and Procedures, if the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

The following is a reconciliation of transfers between Levels from December 31, 2011 to June 30, 2012, represented by recognizing the June 30, 2012 market value of securities previously classified as Level 1 as of December 31, 2011 that transferred hierarchies to Level 2 as of June 30, 2012:

		International	Global
	International	Discovery	Equity
Transfers into Level 1	$—	$—	$—
Transfers out of Level 1	(1,820,897,578)	(13,080,642)	(536,909)
Net transfers in (out) of Level 1	$(1,820,897,578)	$(13,080,642)	$(536,909)
Transfers into Level 2	$1,820,897,578	$13,080,642	$536,909
Transfers out of Level 2	—	—	—
Net transfers in (out) of Level 2	$1,820,897,578	$13,080,642	$536,909

66	SCOUT FUNDS ANNUAL REPORT

Derivatives and Hedging requires enhanced disclosure about the Funds’ derivative and hedging activities. The International, International Discovery and Global Equity Funds’ policies permit the Funds to enter into forward foreign currency exchange contracts (“FFCECs”) principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations. The investment policies of the remaining Funds are such that they are not permitted to invest in FFCECs. FFCECs involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The FFCECs were bought or sold to protect the Funds, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Funds of entering into FFCECs include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$). As a result, the relative strength of the US$ may be an important factor in the performance of the Funds.

During the year ended June 30, 2012, the International Fund entered into 122 contracts resulting in a realized loss of (in thousands) $1,751. The International Discovery Fund entered into 132 contracts resulting in a realized loss of (in thousands) $2. The Global Equity Fund entered into 81 contracts resulting in a realized loss of (in thousands) $5. These amounts are included within the “Net realized gain (loss) on investments” on the Statement of Operations.

As of June 30, 2012, the International and Global Equity Funds had no open FFCECs while the International Discovery Fund held three open FFCECs with minimal unrealized appreciation (depreciation).

The Unconstrained Bond and Core Plus Bond Fund’s policies permit the Funds to enter into forward contracts (“FWDCs”) in order to hedge the impact of adverse changes in the relationships between the US$ and various foreign currencies. FWDCs are agreements between two parties to exchange different currencies at a specified rate at an agreed upon future date.

The risks to the Funds of entering into FWDCs include the inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets.

During the year ended June 30, 2012, the Unconstrained Bond Fund entered into nine contracts resulting in a realized loss of (in thousands) $113. The Core Plus Bond Fund entered into seven contracts resulting in a realized loss of (in thousands) $334. These amounts are included within the “Net realized gain (loss) on forward contracts” on the Statement of Operations.

As of June 30, 2012, the Unconstrained Bond and Core Plus Fund held no open FWDCs.

The Unconstrained Bond, Core Bond and Core Plus Bond Funds’ policies permit the Funds to enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund. The Funds may enter into credit default swap agreements either as a buyer or seller. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional amount of the swap contract (“Maximum Payout Amount”). Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default,

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June 30, 2012	67

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. The Fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund.

As of June 30, 2012, the Unconstrained Bond, Core Bond and Core Plus Bond Funds had sale contracts outstanding with Maximum Payout Amounts aggregating (in thousands) $19,800, $25,150 and $131,094, respectively, with net unrealized appreciation of (in thousands) $319, $91 and $1,717, respectively. Collateral for the above referenced swap contacts are presented in the Statements of Assets and Liabilities.

The Unconstrained Bond, Core Bond and Core Plus Bond Funds’ policies permit the Funds to enter into futures contracts (“Futures”), including index and interest rate Futures.

Upon entering into Futures with a broker, the Funds are required to deposit into a segregated account a specified amount of cash known as the margin. Margin must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures. Futures are valued daily and unrealized gains or losses are recorded as variation margin. Daily, the Funds receive from, or pay to, the broker a specified amount of cash based upon changes in variation margin. When a contract is closed, the Funds recognize a realized gain or loss.

The risks of entering into Futures include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instrument. The purchase of Futures involves the risk that the Fund could lose more than the original margin. Collateral for futures contracts is presented in the Statements of Assets and Liabilities.

(b)	Foreign Currency and Risk — Amounts denominated in, or expected to settle in, foreign currencies (“FCs”) are translated into United States dollars (“US$”) at rates provided by an independent pricing service on the following basis:

i.	Assets and liabilities — at the closing rate of exchange as of 4:00 p.m. Eastern Daylight Time on June 29, 2012.

ii.	Purchases and sales of investment securities, income and expenses — at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments on the Statement of Operations.

Reported net realized foreign currency gains or losses arise from sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rate.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

(c)	Federal Income Taxes — The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010. The Act makes changes to a number of the federal income and excise tax provisions impacting regulated investment companies ("RICs"), including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses. In general, the provisions of the Act will be effective for taxable years beginning after December 22, 2010, the date of enactment.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more likely- than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds' current tax year as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended June 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

68	SCOUT FUNDS ANNUAL REPORT

As of June 30, 2012, the following funds had net capital loss carryovers:

(in thousands)	International	Global Equity	Stock

For losses expiring June 30,
2017	$101,374	$—	$—
2018	245,410	—	1,127
2019	—	—	—
Not subject to expiration:
Short-term	112,334	305	—
	$459,118	$305	$1,127

(in thousands)	Mid Cap	Small Cap

For losses expiring June 30,
2016	$—	$1,251
2017	—	313
2018	—	59,220
2019	—	—
Not subject to expiration:
Short-term	10,047	—
	$10,047	$60,784

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended June 30, 2012, the International Discovery, Stock, Small Cap and Core Bond Funds utilized (in thousands) $1,534, $6,332, $9,504 and $2,686, respectively, of their capital loss carryovers.

Included in the net capital loss carryover for the Small Cap Fund is (in thousands) $1,564 of capital loss carryovers subject to certain limitations upon availability to offset future gains, if any, as the successor of a merger. Small Cap Fund forfeited (in thousands) $31,941 of capital loss carryovers acquired from the TrendStar Small Cap Fund due to the change in ownership rules in the tax law.

Under the recently enacted Act, the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of June 30, 2012, the International Discovery, International, Global Equity, Small Cap and Unconstrained Bond Funds had (in thousands) $577, $21,854, $150, $257 and $102 of post-October losses, respectively, which are deferred until July 1, 2012 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

(d)	Distributions to Shareholders — Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as net operating losses.

(e)	Amortization — Discounts and premiums on securities purchased are amortized over the life of the respective securities.

(f)	Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(g)	Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

(h)	Multiple Share Class – Bond Funds — The Core Bond and Core Plus Bond Funds each offer two classes of shares (Institutional Class and Class Y). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(a)	Investment Advisory Fees — The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with Scout Investments, Inc. (the “Advisor”). Each of the Funds were subject to the following fees under the Agreement for the period from July 1, 2011 through June 30, 2012:

International — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

International Discovery — 0.95% of the first $1 billion of average daily net assets and 0.85% of average daily net assets over $1 billion.

Global Equity — 0.80% of average daily net assets.

Stock — 0.60% of the first $1 billion of average daily net assets and 0.575% of average daily net assets over $1 billion.

Mid Cap — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Small Cap — 0.75% of the first $1 billion of average daily net assets and 0.65% of average daily net assets over $1 billion.

Unconstrained Bond — 0.60% of average daily net assets.

Core Bond and Core Plus Bond — 0.40% of average daily net assets.

The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 31, 2012 for the International Discovery, Stock, Mid Cap and Unconstrained Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees and non-routine expenses and, with respect to the Unconstrained Bond Fund, excluding any short sale dividend and interest

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JUNE 30, 2012	69

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

expenses) do not exceed 1.60%, 0.90%, 1.40% and 0.99%, respectively, of each Fund’s average daily net assets. The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 31, 2012 for the Global Equity Fund to the extent necessary so that Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) before taking into account any acquired fund fees and expenses do not exceed 1.40% of the Fund’s average daily net assets. The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through April 21, 2013 for the Core Bond and Core Plus Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) before taking into account any Rule 12b-1 fees, shareholder servicing fees or acquired fund fees and expenses of the Core Bond and Core Plus Bond Funds do not exceed 0.40% of each Fund’s average daily net assets. After their expiration date, the Trust’s Board and the Advisor may agree to continue, modify or terminate the expense limitation arrangements. Under the expense limitation agreements described above, the Advisor retains the right to seek reimbursement from each Fund of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed during the previous three fiscal years with respect to the International Discovery, Stock, Mid Cap and Unconstrained Bond Funds and within three years of such reimbursement with respect to the Global Equity, Core Bond and Core Plus Bond Funds and such reimbursement will not exceed any applicable expense limitation agreement that was in place for a Fund at the time the fees were waived or expenses were assumed.

The following table presents fee and/or expense waivers eligible for reimbursement to the Advisor as well as reimbursement (waiver) activity as of June 30, 2012:

	International	Global		Unconstrained	Core	Core Plus
(in thousands)	Discovery	Equity	Stock	Bond	Bond	Bond
Eligible for
Reimbursement:
6/30/10	$(83)	$—	$(71)	$—	$(166)	$—
6/30/11	(25)	—	(36)	—	(169)	(98)
6/30/12	(81)	(198)	(90)	(98)	(381)	(651)
Total Eligible for
Reimbursement	$(189)	$(198)	$(197)	$(98)	$(716)	$(749)

(b)	Administrative Fees — The Trust, on behalf of the Funds, has entered into an Administrative Services Agreement with Scout Investments, Inc. (“Scout”) effective April 1, 2012 for administrative services Scout provided to the Funds. Each of the Funds were subject to a fee at the annual rate of 0.05% of a Fund’s average daily net assets for the period from April 1, 2012 through June 30, 2012.

(c)	Administration and Fund Accounting Fees — The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement (the “Agreement”) with UMB Fund Services, Inc. (“UMBFS”), an affiliate of the Advisor. Each of the Funds were subject to the following fees under the Agreement for the period from July 1, 2011 through June 30, 2012:

International, International Discovery and Global Equity — 0.120% of the first $250 million of average daily net assets, 0.095% of the next $250 million of average daily net assets, 0.070% of the next $250 million of average daily net assets and 0.050% of daily net assets over $750 million.

Stock, Mid Cap and Small Cap — 0.100% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

Unconstrained Bond, Core Bond and Core Plus Bond — 0.050% of average daily net assets.

(d)	Redemption Fees — Shareholders of the International, International Discovery, Global Equity, Mid Cap and Small Cap Funds will be charged a 2% redemption fee for shares redeemed or exchanged within two months of purchase. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Advisor. Redemption fees are recorded by the Funds as a reduction of shares redeemed and as a credit to capital. For the year ended June 30, 2012, the International, International Discovery, Global Equity, Mid Cap and Small Cap Funds received (in thousands) $290, $2, $0, $300, and $8, respectively, in redemption fees as compared to the June 30, 2011 fees of $244, $2, $0, $73 and $21, respectively.

(e)	Sales Charges — The Funds are not subject to Sales Charges (Loads).

(f)	Transfer Agent Fees — UMBFS also serves as the Funds’ transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

(g)	Custodian Fees — UMB Bank, n.a. (the “Bank”), an affiliate of the Advisor, serves as the Funds’ custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

(h)	General — Certain of the Trustees and Officers of the Trust are Trustees and Officers of one or more of the above affiliates. The Funds may invest in the UMB Money Market Fiduciary, which acts as a bank deposit that provides interest income for short-term investment purposes. This investment vehicle is not publicly traded on open markets. UMB Bank, n.a. is an affiliate of the Advisor.

3.	REORGANIZATION INFORMATION

On April 18, 2011, beneficial owners of the Frontegra Columbus Core and Core Plus Funds approved a proposed Agreement and Plan of Reorganization that provided for the reorganization into the Core Bond and Core Plus Bond Funds, respectively, as detailed below. This tax-free reorganization was accomplished after the close of business on April 21, 2011 (the “Closing Date”), by exchanging the assets and liabilities of the Frontegra Columbus Core and Core Plus Funds for shares of the Core Bond and Core Plus Bond Funds. Shareholders holding Institutional Class shares of the Frontegra Columbus Core and Core Plus Funds received Institutional Class shares of the Core Bond and Core Plus Bond Funds, respectively, in the reorganization. Shareholders holding Class Y shares of the Frontegra Columbus Core Plus Fund received Class Y shares of the Core Plus Bond Fund in the reorganization. The details of the reorganization as of the Closing Date are as follows:

The Frontegra Columbus Core Fund reorganization was accomplished by an exchange of 5,410,637 shares of the Frontegra Columbus Core Fund (valued

70	SCOUT FUNDS ANNUAL REPORT

at $63,204,592) for 5,649,977 shares of the Core Bond Fund (valued at $63,204,592). The Frontegra Columbus Core Fund’s net assets at that date ($63,204,592) included $632,020 of unrealized appreciation and $3,229,418 of accumulated loss. The net assets of the Core Bond Fund and Frontegra Columbus Core Fund immediately prior to the reorganization were $97,656,354 and $63,204,592, respectively. The aggregate net assets of the Core Bond Fund immediately after the reorganization were $160,860,946.

The Frontegra Columbus Core Plus Fund reorganization was accomplished by an exchange of 12,798,907 shares of the Frontegra Columbus Core Plus Fund (valued at $406,070,096) for 12,798,907 shares of the Core Plus Bond Fund (valued at $406,070,096). The Core Plus Bond Fund is the successor to the Frontegra Core Plus Fund.

In connection with the reorganization of the Frontegra Columbus Core Fund into the Core Bond Fund, a conversion factor of 1.04 was applied to the historical operations of the Fund to properly reflect the performance of the Fund. The 1.04 conversion factor was calculated as of the close of business on April 21, 2011 and represents the amount of shares each Frontegra Columbus Core Fund shareholder received of the Core Bond Fund for one share of the Frontegra Columbus Core Fund on the Closing Date.

The Frontegra Funds are the accounting survivors for financial statement and performance reporting purposes. As a result, the performance history of the Frontegra Columbus Core and Core Plus Funds is used for the Core Bond and Core Plus Bond Funds, respectively, for periods prior to the reorganizations.

Furthermore, on November 18, 2010, the Board of Trustees of the Trust approved a proposed Agreement and Plan of Reorganization pursuant to which the Scout TrendStar Small Cap Fund was reorganized into the Scout Small Cap Fund. This tax-free reorganization was not subject to shareholder approval and was accomplished after the close of business on September 30, 2011 (the “Closing Date”), by exchanging the assets and liabilities of the Scout TrendStar Small Cap Fund for shares of the Small Cap Fund. The details of the reorganization as of the Closing Date are as follows:

The Scout TrendStar Small Cap Fund reorganization was accomplished by an exchange of 1,121,599 shares of the Scout TrendStar Small Cap Fund (valued at $8,095,492) for 626,586 shares of the Small Cap Fund (valued at $8,095,492). The Scout TrendStar Small Cap Fund’s net assets at that date ($8,095,492) included $73,003 of unrealized depreciation and $33,739,717 of accumulated loss. The net assets of the Small Cap Fund and Scout TrendStar Small Cap Fund immediately prior to the reorganization were $228,381,401 and $8,095,492, respectively. The aggregate net assets of the Small Cap Fund immediately after the reorganization were $236,476,893. For financial statement and performance purposes, the Small Cap Fund is the accounting survivor of the reorganization.

4. SUB-TRANSFER AGENT FEES, DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEES

Shares of the Scout Funds serviced through financial intermediaries are subject to asset-based fees payable for recordkeeping and shareholder services provided by those intermediaries. The Funds pay an annual fee of up to 0.15% or 0.10%, depending on the account type. These fees are included within the "Transfer agent and related service fees and expenses" line items in the Statements of Assets and Liabilities and Statements of Operations.

The Advisor, on behalf of the Core Bond and Core Plus Bond Funds (the”Funds”), has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund’s Class Y shares (the“12b-1 Plan”). Pursuant to the 12b-1 Plan, each Fund pays an annual fee of up to 0.25% to various brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds. For the year ended June 30, 2012, the Core Bond and Core Plus Bond Funds incurred (in thousands) $1 and $17, respectively, under the 12b-1 Plan.

Class Y shares of the Funds also pay an annual shareholder servicing fee of up to 0.15% to the various brokers, dealers and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other recordkeeping and administrative services. For the year ended June 30, 2012, the Core Bond and Core Plus Bond Funds incurred (in thousands) $1 and $6, respectively, in shareholder servicing fees.

5. INVESTMENT TRANSACTIONS

The aggregate amount of security transactions during the year ended June 30, 2012, excluding short-term investments, were as follows:

	Other than
	U.S. Government	U.S. Government
Fund (in thousands)	Securities	Securities
International:
Purchases	$1,460,509	$—
Sales	1,428,803	—
International Discovery:
Purchases	12,238	—
Sales	23,875	—
Global Equity:
Purchases	13,226	—
Sales	7,832	—
Stock:
Purchases	108,176	—
Sales	131,875	—
Mid Cap:
Purchases	2,644,960	—
Sales	1,895,386	—
Small Cap:
Purchases	97,982	—
Sales	170,669	—
Unconstrained Bond:
Purchases	48,769	—
Sales/Maturity proceeds	28,841	—
Core Bond:
Purchases	427,292	395,983
Sales/Maturity proceeds	430,623	369,662
Core Plus Bond:
Purchases	1,323,752	1,062,036
Sales/Maturity proceeds	1,321,567	1,006,540

JUNE 30, 2012	71

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

6. FEDERAL TAX INFORMATION

At June 30, 2012, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

		International
(in thousands)	International	Discovery	Global Equity	Stock	Mid Cap
Unrealized appreciation	$1,424,519	$3,527	$330	$14,342	$73,057
Unrealized depreciation	(521,135)	(2,514)	(263)	(762)	(59,335)
Net unrealized appreciation	903,384	1,013	67	13,580	13,722
Cost of securities on a tax basis	$6,521,947	$21,133	$4,939	$70,099	$1,205,963

		Unconstrained	Core	Core
(in thousands)	Small Cap	Bond	Bond	Plus Bond
Unrealized appreciation	$45,833	$904	$2,392	$8,691
Unrealized depreciation	(12,585)	(220)	(184)	(1,573)
Net unrealized appreciation	33,248	684	2,208	7,118
Cost of securities on a tax basis	$197,260	$30,951	$181,521	$491,492

The tax character of distributions paid during the years ended June 30, 2012 and 2011 were as follows:

	International		International Discovery		Global Equity	Stock		Mid Cap
	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2012	2011	2012	2011	2012	2012	2011	2012	2011
Distributions paid from:
Ordinary Income	$116,927	$110,318	$162	$137	$34	$960	$1,112	$30,099	$3,069
Net long-term capital gains	—	—	—	—	—	—	—	9,552	10,055
Total taxable distributions	116,927	110,318	162	137	34	960	1,112	39,651	13,124
Exempt interest	—	—	—	—	—	—	—	—	—
Tax return of capital	—	—	25	—	—	—	—	—	—
Total distributions paid	$116,927	$110,318	$187	$137	$34	$960	$1,112	$39,651	$13,124

			Unconstrained
	Small Cap		Bond	Core Bond		Core Plus Bond
	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2012	2011	2012	2012	2011	2012	2011
Distributions paid from:
Ordinary Income	$—	$—	$860	$6,911	$2,114	$24,597	$33,269
Net long-term capital gains	—	—	—	260	—	1,766	—
Total taxable distributions	—	—	860	7,171	2,114	26,363	33,269
Exempt interest	—	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—	—
Total distributions paid	$—	$—	$860	$7,171	$2,114	$26,363	$33,269

As of June 30, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

		International
(in thousands)	International	Discovery	Global Equity	Stock	Mid Cap
Undistributed ordinary income	$65,204	$—	$4	$53	$180
Undistributed long-term capital gains	—	—	—	—	—
Tax accumulated earnings	65,204	—	4	53	180
Accumulated capital and other losses	(480,971)	(577)	(455)	(1,127)	(10,047)
Unrealized appreciation on investments	903,384	1,013	67	13,580	13,722
Unrealized appreciation (depreciation) on foreign currency	(54)	(2)	—	—	—
Total accumulated earnings (deficit)	$487,563	$434	$(384)	$12,506	$3,855

72	SCOUT FUNDS ANNUAL REPORT

		Unconstrained	Core	Core
(in thousands)	Small Cap	Bond	Bond	Plus Bond
Undistributed ordinary income	$15	$1,221	$1,268	$12,217
Undistributed long-term capital gains	—	—	47	—
Tax accumulated earnings	15	1,221	1,315	12,217
Accumulated capital and other losses	(61,040)	(102)	—	—
Unrealized appreciation on investments	33,248	684	2,208	7,118
Unrealized appreciation (depreciation) on foreign currency	—	—	—	—
Total accumulated earnings (deficit)	$(27,777)	$1,803	$3,523	$19,335

7. OTHER DERIVATIVE INFORMATION

At June 30, 2012, the Funds have invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets	Fair Value	Statement of Assets	Fair Value
Unconstrained Bond Fund (in thousands)	and Liabilities Location	Amount	and Liabilities Location	Amount
Futures contracts	Cash held with broker for open
	futures contracts	$11
	Variation margin	24
Swap contracts	Unrealized appreciation on open		Premiums received on open
	swap contracts	319	swap contracts	$990
Total		$354		$990

Core Bond Fund (in thousands)
Swap contracts	Unrealized appreciation on open		Premiums received on open
	swap contracts	$91	swap contracts	$234
Total		$91		$234

Core Plus Bond Fund (in thousands)
Swap contracts	Unrealized appreciation on open		Premiums received on open
	swap contracts	$1,717	swap contracts	$4,212
Total		$1,717		$4,212

JUNE 30, 2012	73

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

For the year ended June 30, 2012, the effect of derivative contracts on the Funds’ Statement of Operations was as follows:

			Net Increase (Decrease) in Unrealized
Unconstrained Bond Fund (in thousands)	Net Realized Gain (Loss) on Derivatives		Appreciation/Depreciation on Derivatives
Forward contracts	$(113)	Futures contracts	$2
Futures contracts	(172)	Swap contracts	319
Swap contracts	500	Total	$321
Total	$215

Core Bond Fund (in thousands)
Swap contracts	$175	Swap contracts	$91
Total	$175	Total	$91

Core Plus Bond Fund (in thousands)
Forward contracts	$(334)	Swap contracts	$1,493
Swap contracts	2,433	Total	$1,493
Total	$2,099

8. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

9. SUBSEQUENT EVENTS

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.

On June 11, 2012, the initial filing of an amendment to the Trust’s registration statement on Form N-1A was made in order to register the Scout Low Duration Bond Fund with the U.S. Securities and Exchange Commission. The Fund is expected to commence operations on August 29th, 2012.

Furthermore, on July 13, 2012, the initial filing of an amendment to the Trust’s registration statement on Form N-1A was made in order to register the Scout Emerging Markets Fund with the U.S. Securities and Exchange Commission. The Fund is expected to commence operations on September 28th, 2012.

74	SCOUT FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2012

To the Shareholders and Board of Trustees of Scout Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Scout Funds (the “Funds”) comprising Scout Stock Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout International Fund, Scout International Discovery Fund, Scout Global Equity Fund, Scout Core Bond Fund, Scout Core Plus Bond Fund, and Scout Unconstrained Bond Fund as of June 30, 2012, and the related statements of operations and changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Scout Core Plus Bond Fund for the periods ended prior to July 1, 2010 were audited by other auditors, whose report, dated August 30, 2010, expressed an unqualified opinion on these financial highlights. The financial highlights of Scout Core Bond Fund for the period ended prior to July 1, 2010, before the effects of the adjustments to retrospectively adjust the financial highlights to give effect to the reorganization discussed in Note 3 to the financial statements, were audited by other auditors, whose report, dated August 30, 2010, expressed an unqualified opinion on these financial highlights. The financial highlights of Scout Stock Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout International Fund, and Scout International Discovery Fund for the period ended prior to July 1, 2008 were audited by other auditors, whose report, dated August 13, 2008, expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Scout Funds as of June 30, 2012, the results of their operations, the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

We have also audited the adjustments to the 2010, 2009, and 2008 financial highlights of Scout Core Bond Fund to retrospectively adjust the financial highlights to give effect to the reorganization discussed in Note 3 to the financial statements. Our procedures included recalculating the financial highlights using the conversion factor discussed in Note 3. In our opinion, such retrospective adjustments are appropriate and have been properly applied. However, we were not engaged to audit, review, or apply any procedures to the financial statements and financial highlights of the Scout Core Bond Fund (formerly Frontegra Columbus Core Fund) for the periods prior to 2011 other than with respect to the retrospective adjustments described herein and, accordingly, we do not express an opinion or any other form of assurance on the financial statements and financial highlights of Scout Core Bond Fund for periods prior to 2011.

Milwaukee, Wisconsin

August 29, 2012

JUNE 30, 2012	75

EXPENSE EXAMPLE

June 30, 2012 (Unaudited)

As a shareholder of the Scout Funds, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. In addition, shareholders of the International, International Discovery, Global Equity, Mid Cap and Small Cap Funds will be charged a 2.00% redemption fee for shares redeemed or exchanged within two months of purchase. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the following table under each Fund’s name entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the following table under each Fund’s name entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary or the redemption fee charged in certain circumstances for the International, International Discovery, Global Equity, Mid Cap and Small Cap Funds. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

				Expense
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	1/1/12-
Fund	1/1/12	6/30/12	Ratio	6/30/12 *
International:
Actual	$1,000.00	$1,053.20	1.0058%	$5.13
Hypothetical	1,000.00	1,020.00	1.0058	5.05
International Discovery:
Actual	1,000.00	1,060.60	1.5991	8.19
Hypothetical	1,000.00	1,017.05	1.5991	8.02
Global Equity:
Actual	1,000.00	1,051.90	1.3998	7.14
Hypothetical	1,000.00	1,018.04	1.3998	7.02
Stock:
Actual	1,000.00	1,080.30	0.8999	4.65
Hypothetical	1,000.00	1,020.53	0.8999	4.52
Mid Cap:
Actual	1,000.00	1,044.50	1.0918	5.55
Hypothetical	1,000.00	1,019.57	1.0918	5.48
Small Cap:
Actual	1,000.00	1,068.90	1.1566	5.95
Hypothetical	1,000.00	1,019.25	1.1566	5.81
Unconstrained Bond:
Actual	1,000.00	1,110.50	0.9925	5.21
Hypothetical	1,000.00	1,020.07	0.9925	4.98
Core Bond – Institutional Class:
Actual	1,000.00	1,034.10	0.4000	2.02
Hypothetical	1,000.00	1,023.01	0.4000	2.01
Core Bond – Class Y:
Actual	1,000.00	1,033.60	0.5155	2.61
Hypothetical	1,000.00	1,022.44	0.5155	2.59
Core Plus Bond – Institutional Class:
Actual	1,000.00	1,053.60	0.3997	2.04
Hypothetical	1,000.00	1,023.01	0.3997	2.01
Core Plus Bond – Class Y:
Actual	1,000.00	1,053.30	0.5026	2.57
Hypothetical	1,000.00	1,022.50	0.5026	2.53

* Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 182/366 (to reflect the half-year period).

76	SCOUT FUNDS ANNUAL REPORT

OTHER INFORMATION

June 30, 2012 (Unaudited)

Approval of Investment Advisory Agreement

In February 2012, the Scout Funds Board of Trustees renewed the Investment Advisory Agreement with Scout Investments, Inc. (the “Advisor”) for the Scout Stock Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout International Fund, Scout International Discovery Fund, Scout Core Bond Fund and Scout Core Plus Bond Fund (the “Funds”). After evaluating the services provided by the Advisor, and reviewing the performance and operations of the Funds, the Trustees, including the independent Trustees, concluded that it was in the best interests of the Funds and their shareholders to continue the agreement for an additional year.

As part of their review, the independent Trustees requested and reviewed information regarding the advisory services performed, the nature and qualifications of the Advisor’s portfolio management and investment staff, the Funds’ comparative investment performance (with particular attention paid to the Scout Stock Fund, Scout Small Cap Fund and Scout International Discovery Fund), related services provided by the Advisor, and other contributions by the Advisor, including revenue sharing payments from the Advisor’s own resources in furtherance of distribution of Funds and servicing of Fund shareholders. The information included a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Advisor, including information comparing each Fund’s performance against an appropriate benchmark, as well as against the performance of an appropriate peer group. In addition, the Trustees reviewed information relating to benefits to the Advisor, such as the hiring of affiliates of the Advisor and the Advisor’s receipt of research from brokers, that might result from the Advisor’s relationship with each Fund.

With regard to advisory services, staffing and performance, the Trustees considered information specifically provided in connection with the proposed renewal, as well as information gathered at quarterly Board meetings throughout the year. The Trustees regularly met with the Advisor’s senior management team, as well as the senior investment professionals responsible for managing each Fund. The Trustees were satisfied with the quality and performance of the investment professionals serving each Fund, as well as the investment and other resources available from the Advisor, and considered the performance of each Fund to be sufficient to support the decision to renew the agreement.

The Trustees also reviewed the investment advisory fees payable to the Advisor under the agreement, as well as overall expense levels of the Funds and expense limitation commitments by the Advisor. In this regard, the Trustees reviewed the report prepared by the Board’s independent consultant, which included information comparing advisory fees and overall fund expense levels with other mutual funds in each Fund’s peer group, and also reviewed fees charged by the Advisor to non-mutual fund clients for similar advisory strategies. The Funds’ advisory fees and net expense ratios were generally lower and in some cases comparable to the median charged by peer funds. The Trustees discussed the differences in the advisory fees paid by the Funds and the fees paid by the non-mutual fund clients of the Advisor, noting the greater level of service provided to the Funds. The Trustees considered the Advisor’s profitability with respect to each Fund, particularly the Scout International Fund, which is the largest Fund, in order to evaluate whether the Funds were experiencing economies of scale. The Board compared the breakpoints in the advisory fees for the Funds, where they existed, with breakpoints for peer funds within similar asset categories. The Trustees concluded that the Funds’ fee and breakpoint structures and overall blended advisory fees were reasonable and that further breakpoints were not warranted. The Board also reviewed the distribution and marketing support provided by the Advisor and the demonstrated financial strength of the Advisor and its parent organization, UMB Financial Corp.

While no single factor was determinative to the Trustees’ decision, based upon their review, the Trustees determined that the advisory fees proposed to be payable by each Fund to the Advisor were fair and reasonable in view of the nature and quality of services provided under all of the circumstances, and determined to renew the agreement.

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, the International and International Discovery Funds designate (in thousands): $215,077 and $700 of income derived from foreign sources and $20,978 and $73 of foreign taxes paid, respectively, for the year ended June 30, 2012.

Of the ordinary income (including short-term capital gains) distributions made by the International and International Discovery Funds during the year ended June 30, 2012, the proportionate share of income derived from foreign sources attributable to one share of stock, or amounts determined to be necessary, are $0.8379 and $0.2775 and the proportionate share of foreign taxes paid attributable to one share of stock are $0.0817 and $0.0290, respectively.

Qualified Dividend Income

For the year ended June 30, 2012, 100%, 100%, 100%, 100% and 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the International, International Discovery, Global Equity, Stock, and Mid Cap Funds are designated as qualified dividend income.

Corporate Dividends Received Deduction

Dividends paid by the International, Global Equity, Stock and Mid Cap Funds during the fiscal year ended June 30, 2012, which are not designated as capital gain distributions, should be multiplied by 2.14%, 100%, 100% and 100%, respectively, to arrive at the net amount eligible for the corporate dividend received deduction.

Capital Gain Designation

For Federal income tax purposes, the Mid Cap, Core Bond and Core Plus Bond Funds designate (in thousands) long-term capital gain dividends of $9,552, $260 and $1,766, respectively, for the year ended June 30, 2012.

JUNE 30, 2012	77

TRUSTEES AND OFFICERS

June 30, 2012 (Unaudited)

Independent Trustees

					Number of
					Portfolios	Other
					in Fund	Directorships
					Complex	Held by Trustee
	Positions				Overseen	During Past
Name, Address and Birthdate	Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years		by Trustee*	5 Years
Andrea F. Bielsker c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 11/16/58	Trustee	Indefinite; until successor elected. Served as a Trustee since 2005.	Principal, AFB Consulting, since July 2008; Chief Financial Officer, Brooke Credit Corporation, from 2007 to May 2008; Vice President, Liberty Power Corp., 2007; Senior Vice President, Finance, Chief Financial Officer and Treasurer, Great Plains Energy Company from 2002 to 2005.	.	10	None

William E. Hoffman, D.D.S. c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 04/11/38	Trustee	Indefinite; until successor elected. Served as a Trustee since 1982.	Orthodontist.		10	None

Eric T. Jager 4900 Main Street, Suite 1200 Kansas City, Missouri 64112 06/19/43	Trustee	Indefinite; until successor elected. Served as a Trustee since 1987.	President, Windcrest Fund LP; Executive Vice President – Investments, Bartlett and Company, from 1983 to July 2010.		10	Neptune Industries, Inc. (2007-2008); Nygaard Corporation (2007-Present)

Charlotte T. Petersen c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 07/28/60	Trustee	Indefinite; until successor elected. Served as a Trustee since August 2012.	Chief Investment Officer/Consulting Investment Officer, Alexander Capital/CoBiz Investment Management, from 2006 to 2010.		10	Fischer Imaging Corporation (2004-2007)

Stephen F. Rose c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 11/05/47	Trustee (Ind. Chair)	Indefinite; until successor elected. Served as a Trustee since 1989.	Chairman, Metromedia, Inc., since November of 2010. Chairman, Sun Publications, Inc., from 1998 to 2010.		10	None

Allen R. Strain c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 05/12/52	Trustee	Indefinite; until successor elected. Served as a Trustee since August 2012.	Vice President and Chief Financial Officer (January 2012 to present) and Director (from 2010 to 2011), Ewing Marion Kauffman Foundation; Teaching Professor, University of Missouri-Kansas City Bloch School of Business, from 2009 to 2010; Managing Director (from 2004 to 2008) and Senior Vice President (from 2000 to 2008), State Street — Kansas City (securities processing/custody).		10	None

Total compensation for the independent trustees totaled $274,000 for the year ended June 30, 2012. Charlotte Petersen and Allen Strain did not serve as Trustees of the Scout Funds until August 2012, therefore neither received any compensation during the year ended June 30, 2012.

The Scout Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling toll-free 800-996-2862.

* The Scout Low Duration Bond Fund is expected to commence operations on August 29th, 2012 and is included within the number of portfolios.

78	SCOUT FUNDS ANNUAL REPORT

TRUSTEES AND OFFICERS (Continued)

June 30, 2012 (Unaudited)

Executive Officers

Positions
Name, Address and Birthdate	Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Andrew J. Iseman c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 11/09/64	President	Indefinite, until successor elected. Served as President since November of 2010.	Chief Executive Officer, Scout Investments, Inc., since August of 2010; Chief Operating Officer, RK Capital Management, February 2009 to 2010; Executive Vice President & Chief Operating Officer, Janus Capital Group, from February 2007 to April 2008; President & Chief Operating Officer, Janus Investment Fund, Janus Adviser Series and Janus Aspen Series, from February 2007 to April 2008; Senior Vice President of Operations, INTECH, from May 2005 to February 2007; Vice President of Investment Operations, Janus Capital Group, from January 2003 to May 2005.

James. L. Moffett c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 03/27/41	Chief International Strategist	Indefinite, until successor elected. Served as Chief International Strategist since 2011.	Executive Vice President and Chief International Strategist, Scout Investments, Inc., since 2009; Lead Portfolio Manager, Scout International Fund; Chairman, Scout Investments, Inc. and Executive Vice President, UMB Bank n.a., from 2001 to 2009.

Scott A. Betz c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 12/16/77	Treasurer	Indefinite, until successor elected. Served as Treasurer since May of 2011.	Senior Vice President (since 2009), Chief Administrative Officer (since 2005) and Treasurer (since February 2011), Scout Investments, Inc.

Jessica A. Schubel c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 9/11/78	Secretary	Indefinite, until successor elected. Served as Secretary since May of 2012.	Compliance Officer, Scout Investments, Inc., since March 2011; Fund Administrator (from 2007 to 2011) and Senior Portfolio Administrator (from 2004 to 2007), State Street.

Benjamin D. Wiesenfeld c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 12/28/77	Chief Compliance Officer	Indefinite, until successor elected. Chief Compliance Officer since February of 2011.	Chief Compliance Officer and Chief Legal Counsel, Scout Investments, Inc., since 2009; Chief Compliance Officer and Staff Attorney, Thornburg Investment Management, Inc., from 2006 to 2009.

JUNE 30, 2012	79

GLOSSARY OF TERMS

EQUITY FUNDS

Alpha is the measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Beta is a measure of the funds sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market.

EPS (earnings per share) is a rough measurement of the amount of a company’s profit that can be allocated to one share of its stock.

Market Cap is the total dollar market value of all of a company’s outstanding shares.

Price/Book is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

R2 reflects the percentage of a fund’s movement explained by movements in its benchmark.

Return On Equity amount of net income returned as a percentage of shareholders equity.

Sharpe Ratio uses a fund’s standard deviation and its excess return (the difference between the fund’s return and risk-free return of 90-day Treasury Bills) to determine reward per unit of risk.

Standard Deviation is a calculation used to measure variability of a portfolio’s performance.

Turnover Ratio is the percentage of a mutual fund’s holdings that have been “turned over” or replaced with other holdings in a given year.

12-Month Historical P/E ratio is the ratio of a stocks’ latest closing price to its per share earnings over the last 12 months.

BOND FUNDS

Average Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price.

Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.

Yield To Maturity is the rate of return anticipated on a bond if it is held until the maturity date. The calculation of YTM takes into account the current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupons are reinvested at the same rate.

80	SCOUT FUNDS ANNUAL REPORT

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds’ website at www.scoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the U.S. Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the Scout International Fund, the Scout International Discovery Fund, the Scout Global Equity Fund, the Scout Stock Fund, the Scout Mid Cap Fund, the Scout Small Cap Fund, the Scout Unconstrained Bond Fund, the Scout Core Bond Fund, and the Scout Core Plus Bond Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current Scout Funds Prospectus.

The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investments, Inc., a subsidiary of UMB Financial Corporation.

SCOUT FUNDS
Global & International Funds
International Fund (UMBWX)
International Discovery Fund (UMBDX)
Global Equity Fund (SCGLX)
Domestic Equity Funds
Stock Fund (UMBSX)
Mid Cap Fund (UMBMX)
Small Cap Fund (UMBHX)
Fixed Income Funds
Unconstrained Bond Fund (SUBFX)
Core Bond Fund (SCCIX & SCCYX)
Core Plus Bond Fund (SCPZX & SCPYX)

INVESTMENT ADVISOR
Scout Investments, Inc.
Kansas City, Missouri

AUDITORS
Deloitte & Touche LLP
Milwaukee, Wisconsin

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri

DISTRIBUTOR
UMB Distribution Services, LLC	P.O. Box 1241, Milwaukee, WI 53201-1241
Milwaukee, Wisconsin	1-800-996-2862
scoutfunds@scoutinv.com
TRANSFER AGENT	scoutfunds.com
UMB Fund Services, Inc.
Milwaukee, Wisconsin	SCOUT, SCOUT INVESTMENTS, SEE FURTHER, the
Scout design, and the Ribbon design – Reg. U.S. Tm. Off.

Item 2.  Code of Ethics

The Registrant has adopted a code of ethics (the “Code”), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. A copy of the Code is attached as an exhibit. There were no amendments to the Code or waivers from the provisions of the Code.

Item 3. Audit Committee Financial Expert

The Registrant’s board has determined that Ms. Andrea Bielsker and Mr. Allen Strain possess the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated Ms. Bielsker and Mr. Strain as “audit committee financial experts.” Ms. Bielsker and Mr. Strain are independent under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees for Registrant.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with the statutory and regulatory filings and engagements for the last two fiscal years are as follows:

Fiscal year ended June 30, 2012 $ 183,700

Fiscal year ended June 30, 2011 $ 180,400

(b) Audit-Related Fees for Registrant.

The aggregate fees billed in each of the last two fiscal years for custody audits and services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

Fiscal year ended June 30, 2012 $ 39,800

Fiscal year ended June 30, 2011 $ 36,900

(c) Tax Fees for Registrant.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax review of Registrant’s tax returns are as follows:

Fiscal year ended June 30, 2012 $ 36,800

Fiscal year ended June 30, 2011 $ 36,300

(d) All Other Fees.

                        The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal year ended June 30, 2012 $ 0

Fiscal year ended June 30, 2011 $ 0

(e)

(1) The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) Non-Audit Fees Billed for Registrant

None.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics as required by Item 2. Filed as an attachment to this filing.

(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)   Disclosure Controls and Procedures as required by Item 11. Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Scout Funds

/s/ Andrew J. Iseman

Andrew J. Iseman

Principal Executive Officer

August 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew J. Iseman

Andrew J. Iseman

Principal Executive Officer

August 27, 2012

/s/ Scott A. Betz

Scott A. Betz

Principal Financial Officer

August 27, 2012